UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

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2026 | Annual Meeting & Proxy Statement

June 18, 2026

Evolution in Visual Freedom ™

STAAR SURGICAL®

Swiss manufacturing has ramped up to support supply of EVO+ and EVO to China, STAAR’s largest market.	EVO+ Launched in China in December 2025 to strong surgeon feedback and early demand exceeding expectations.	In February 2026, we surpassed 4 million Implantable Collamer Lenses sold globally – just two years after our 3 million milestone.

Expanding Access to EVO Around the World

•
US FDA approved an expanded age indication - now 21-60 - growing the total addressable market for EVO
•
Brazil approved an expanded indication range, reducing the lower end of the range from -6.0D to -0.5D, expanding access to EVO in this emerging market
•
In early 2025, EVO was approved for sale in Taiwan, a market with very high myopia prevalence

2026 Strategic Imperatives

Expanding Revenue

•
Drive growth in priority markets through tighter commercial execution, including enhanced sales planning, governance cadence, and focused market development
•
Optimize pricing and portfolio strategies
•
Strengthen alignment with key stakeholders—surgeons, practices, and patients—to accelerate adoption and market share

Improving Profit

•
Improve profitability through disciplined cost management and supply chain optimization (yield, shelf life, and returns)
•
Allocate investments toward highest-return opportunities using data-driven ROI and marketing effectiveness insights
•
Enhance organizational effectiveness by addressing commercial capability gaps and advancing enterprise-wide AI initiatives

Accelerating Innovation

•
Execute product launches with a focus on launch excellence and global-to-local deployment
•
Increase pipeline visibility and credibility through strengthened governance, resource discipline, and milestone tracking
•
Prioritize high-impact innovations by refining portfolio management based on value, probability, and strategic fit

May 4, 2026

Dear Fellow Shareholders:

2025 was a difficult year of meaningful transition for STAAR. We expect 2026 to be a stronger year—one defined by renewed revenue growth, improving profitability, and continued progress across our innovation pipeline.

Less than five years ago, STAAR was experiencing a period of hyper-growth, supported by the durable advantages of our Collamer® lens material and the growing global recognition that the future of refractive surgery is lens-based. Those fundamental advantages remain firmly intact today. Across most markets, we believe refractive surgery will continue to shift toward lens-based procedures and away from laser-vision correction procedures that require corneal tissue removal.

Over the past several years, however, a combination of macroeconomic headwinds—particularly in China, our largest market—and a loss of focus contributed to slower revenue growth, increased an elevated cost structure, reduced profitability, and delayed the progress of our innovation pipeline. These challenges negatively affected our business performance and, understandably, investor confidence in STAAR.

In early 2025, we took decisive action to reset the business. We temporarily paused shipments to China to address elevated channel inventory, implemented significant cost reductions, and accelerated the expansion of our manufacturing capabilities in Switzerland in response to rising tariffs. These actions were not easy, but they were necessary to restore discipline, improve visibility, and position STAAR for sustainable growth and profitability.

During the year, we also navigated a period of additional disruption related to the proposed merger with Alcon. This process introduced temporary uncertainty across parts of our distribution network and diverted management focus. In January 2026, our shareholders rejected the proposal, allowing STAAR to return its full attention to long-term value creation as an independent company.

Following that outcome, we took additional steps to strengthen alignment and execution. We enhanced Board representation and shareholder alignment by adding three new directors directly representing over 37% of our outstanding shares. And in February, we implemented an interim Co-Chief Executive Officer structure designed to combine complementary experience, increase operational oversight, and re-enforce accountability. Today, STAAR is regaining momentum. With China inventory normalization largely complete, early demand for EVO+TM in China exceeding expectations, meaningful cost actions behind us, and our Swiss manufacturing expansion progressing, we enter 2026 better positioned to deliver improved financial performance.

Our strategy is clear and grounded in three priorities: driving revenue growth through focused execution in key markets, expanding profitability through disciplined cost management and improved operating leverage, and accelerating innovation to strengthen our product portfolio and pipeline. These priorities are supported by our differentiated technology, including our proprietary Collamer material and the proven performance of EVO ICLTM, as well as a large and growing global opportunity driven by increasing myopia prevalence and rising incidence of dry eye disease.

We believe STAAR is well positioned to benefit from the continued shift toward lens-based refractive surgery, and we remain confident in our ability to execute and create long-term value.

Our Board, leadership team, and employees are aligned in this effort. We are committed to disciplined execution, thoughtful governance, and sustained value creation for our shareholders. Thank you for your continued support.

Sincerely,

Warren Foust Interim Co-CEO, President and COO	Deborah Andrews Interim Co-CEO and CFO

STAAR SURGICAL COMPANY 25510 Commercentre Dr. Lake Forest, CA 92630	NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
		Meeting Date: June 18, 2026	Meeting Time: 8:30 a.m. Pacific Time	Meeting Place: Virtual via the internet

Who may Vote: Shareholders of record at the close of business on April 20, 2026

The Board of Directors is soliciting your proxy for the annual meeting of the shareholders (the “Annual Meeting”) of STAAR Surgical Company (“STAAR” or the “Company”) to be held on June 18, 2026, at 8:30 a.m. (Pacific Time), and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in this Notice and the accompanying Proxy Statement.

The Annual Meeting will be conducted by live audio webcast via the internet at www.virtualshareholdermeeting.com/STAA2026. STAAR shareholders or their legal proxy holders can participate, submit questions, and vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/STAA2026 and using a valid control number.

Items of Business

	1

Elect the following seven director nominees named in the Proxy Statement for a term of office expiring at the Company’s 2027 annual meeting of shareholders or until their successors are duly elected and qualified: Neal C. Bradsher, Arthur C. Butcher, Wei Jiang, Richard T. LeBuhn, Louis E. Silverman, Christopher M. Wang, and Lilian Y. Zhou

	2

Approve an amendment to the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended, which increases the number of shares of Company common stock that are reserved for issuance under the plan by 3.9 million shares

Ways to Vote:	3	Ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2027
By Internet By Telephone By Mail	4	Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers
	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting

The Annual Meeting will be held as a live audio webcast via the internet. You will not be able to attend the Annual Meeting in person. The accompanying Proxy Statement includes instructions on how to participate in the Annual Meeting and how you may vote your shares.

Your vote is important to us. Whether or not you expect to attend the Annual Meeting by live audio webcast, please submit a proxy or your voting instructions as soon as possible to instruct how your shares are to be voted at the Annual Meeting.

	The Board of Directors recommends a vote “FOR” each of the director nominees named in Item 1, and “FOR” Items 2, 3 and 4.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE STAAR SURGICAL COMPANY 2026 ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JUNE 18, 2026

You can find this Notice of the Annual Meeting, the Proxy Statement for the Annual Meeting, and the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2026 (“2025 Annual Report”) at www.proxyvote.com. To view materials via the internet, please follow the instructions set forth on the Notice of Availability of Proxy Materials mailed on or about May 4, 2026, to all shareholders of record as of the close of business on April 20, 2026.

Shareholders of record as of the close of business on April 20, 2026 are entitled to notice of, and to vote at, the Annual Meeting. Shareholders of record can vote via:

- The Internet at www.proxyvote.com (and following instructions on the proxy card, Notice, or voting instruction form);

- By calling 1-800-690-6903; or

- By mail if you request a paper copy of the materials, which will include a proxy card (please see the instructions on the Notice of Availability of Proxy Materials). Complete, sign, date, and return your proxy card in the envelope enclosed with the physical copy of your proxy materials.

If you are a beneficial owner who holds shares in “street name” through a broker, bank or other nominee, you should refer to the voting instructions provided by the organization that holds your shares.

The Annual Meeting will be held as a live audio webcast via the internet. To be admitted to the Annual Meeting, please visit www.virtualshareholdermeeting.com/STAA2026. Online check-in will be available approximately 10 minutes before the meeting starts. If you are a shareholder of record, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. If you are a beneficial owner who holds shares in “street name” through a broker, bank or other nominee and your voting instruction form or Notice of Internet Availability of Proxy Materials indicates that you may vote those shares through the http://www.proxyvote.com website, then you may be admitted using the 16-digit control number included on that instruction form or notice. Otherwise, beneficial owners should contact their broker, bank or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend and participate in the Annual Meeting. Once admitted to the Annual Meeting, shareholders will be able to vote at the Annual Meeting by following the instructions on the Annual Meeting website.

By Order of the Board of Directors,

Neal C. Bradsher
Board Chair
Lake Forest, California
May 4, 2026

Forward-Looking Statements and Website References

This document contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are those concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are other than statements of historical fact. Forward-looking statements contained in this proxy statement, include, without limitation, our expectations regarding the demand for ICLs; our expectations regarding the benefits of leadership realignment; and the plans, strategies, and objectives of management for future operations or prospects for achieving such plans, including statements under the caption “2026 Strategic Imperatives.” We caution you that these statements are not guarantees of future performance, nor promises that goals or targets will be met. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations and assumptions will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, including but not limited to the risk factors described in Part I. Item 1A. Risk Factors, in our 2025 Annual Report and those made in our future filings with the Securities and Exchange Commission (the “SEC”), and actual results may differ materially from the results anticipated in such forward-looking statements. Our forward-looking statements speak only as of the date of this proxy statement, and we undertake no duty to update or revise any forward-looking statement that we may make, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

PROXY STATEMENT SUMMARY

STAAR Surgical Company

STAAR Surgical Company (the “Company,” “STAAR,” “we,” “us,” or “our”) designs, develops, manufactures, and sells implantable lenses for the eye and accessory delivery systems used to deliver the lenses into the eye. We are the leading manufacturer of phakic implantable lenses used worldwide in corrective or “refractive” surgery. We have been dedicated solely to ophthalmic surgery for over 40 years. Our goal is to position our refractive lenses throughout the world as primary and premium solutions for patients seeking visual freedom from wearing eyeglasses or contact lenses while achieving excellent visual acuity through refractive vision correction. This summary highlights certain information contained within this Proxy Statement. You should read the entire Proxy Statement carefully and consider all information before voting.

Annual Meeting of Shareholders

The Board of Directors (the “Board”) is soliciting your proxy for use at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The Notice of Internet Availability of Proxy Materials (the “Notice”) is first being mailed, and this Proxy Statement and our 2025 Annual Report are first being made available to our shareholders on or about May 4, 2026. The Annual Meeting will be held as follows:

Meeting Date: June 18, 2026	Meeting Time: 8:30 a.m. Pacific Time	Meeting Place: Virtual via the internet

Proposals		Board Recommendation
1	Elect seven director nominees named in this proxy statement	FOR all director nominees
2	Approve an amendment to the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended	FOR
3	Ratify the appointment of the Company’s independent registered public accounting firm for fiscal 2026	FOR
4	Approve on a non-binding advisory basis the compensation of the Company’s named executive officers (“say-on-pay”)	FOR

Director Nominees

		Director Since	Independ.	Other Public Boards	Board Standing Committees
	Age				Audit	Compensation	Nom/Gov
Neal C. Bradsher*	60	2026	Y	1	—	—	Chair
Arthur C. Butcher	55	2024	Y	1	Member	—	—
Wei Jiang	62	2024	N	1	—	—	—
Richard T. LeBuhn	61	2026	Y	—	—	Member	—
Louis E. Silverman	67	2025	Y	2	—	Chair	Member
Christopher M. Wang	55	2026	Y	—	Member	Member	Member
Lilian Y. Zhou	43	2023	Y	—	Chair	—	Member
* Board Chair

In January 2026, we announced several changes to our Board. We expanded the size of the Board from six to seven directors, accepted the resignations of Stephen C. Farrell and Elizabeth Yeu, M.D. from the Board, and we appointed each of Neal C. Bradsher, Richard T. LeBuhn and Christopher M. Wang to the Board.

2026 Proxy Statement	– 1 –

–– Proxy Statement Summary ––

Recent Developments

2025 Leadership Realignment
•
In February 2025, Stephen C. Farrell, who had served as a member of the Board since 2016, was appointed CEO to succeed Thomas Frinzi.
•
In March 2025, Warren Foust was promoted to President and Chief Operating Officer; Magda Michna, PhD was promoted to Chief Development Officer; Nathaniel Sisitsky, Esq. was promoted to Chief Legal Officer; and Keith Holliday, PhD retired as Chief Technology Officer.
•
In March 2025, Deborah Andrews, a former CFO of STAAR, was appointed Interim CFO to succeed Patrick Williams. Ms. Andrews was subsequently named CFO in June 2025.

Alcon Merger Agreement
•
In August 2025, STAAR entered into a merger agreement with Alcon pursuant to which Alcon agreed to purchase STAAR in an all-cash transaction.
•
In January 2026, after STAAR shareholders voted against the merger proposal at a special meeting of shareholders, the merger agreement was terminated.

Cooperation Agreement with Broadwood
•
On January 14, 2026, following the termination of the merger agreement with Alcon, STAAR entered into a cooperation agreement (the “Cooperation Agreement”) with Broadwood Partners, L.P., the Company’s largest shareholder (“Broadwood”), and agreed, among other things, as follows:

–– to increase the size of the Board from six to seven directors;
–– to accept the resignations of each of Mr. Farrell and Dr. Yeu from the Board effective January 14, 2026;
–– to appoint each of Messrs. Bradsher, LeBuhn and Wang to the Board effective January 14, 2026;
–– to terminate Mr. Farrell’s employment as CEO, effective January 31, 2026;
–– to nominate each of Messrs. Bradsher, LeBuhn and Wang as a candidate for election as a director at the Annual Meeting; and
–– to reimburse Broadwood, Yunqi Capital and Defender Capital for certain reasonable and documented out-of-pocket fees and expenses.
2026 Governance Changes
•
On January 15, 2026, the Board appointed Mr. Bradsher as Board Chair, approved changes to the composition and leadership of the Board’s three standing committees, and established two new Board committees (“Board Committees”), as follows:

–– a Search Committee to help guide the Board’s efforts to identify and make decisions with respect to Company leadership; and

–– an Insight and Engagement Committee to further engage with Company management, internal and external stakeholders, and industry experts and leaders, to gather different perspectives and insights on the Company’s business, prospects, and opportunities.

•
The Board is now comprised of seven directors, six of whom are independent. Mr. Jiang served as a special strategic advisor to our Asia Pacific business in 2025, and therefore is not independent under Nasdaq rules.

2026 Leadership Changes
•
On January 31, 2026, in accordance with the Cooperation Agreement, Mr. Farrell’s employment as CEO was terminated, and Mr. Farrell agreed to serve as a consultant through January 31, 2027.
•
On February 1, 2026, the Board appointed Mr. Foust and Ms. Andrews to serve as Interim Co-CEOs.
•
On February 4, 2026, Mr. Sisitsky’s employment as Chief Legal Officer was terminated, and Mr. Sisitsky agreed to serve as a consultant through March 13, 2026.

2026 Proxy Statement	– 2 –

–– Proxy Statement Summary ––

Corporate Governance Highlights

Separate CEO and Board Chair	• Since February 2025, we have maintained a separate CEO and Board Chair. Mr. Bradsher, our current Board Chair, was elected Board Chair in January 2026.
New Committees and Updates to Committee Composition and Leadership
•
In June 2025, the Board established a Capital Stewardship Committee to help guide the Company’s financial strategies, including the responsible allocation, management and oversight of capital (chaired by Ms. Zhou).
•
In January 2026, the Board established a Search Committee (chaired by Ms. Zhou) and an Insight and Engagement Committee (chaired by Mr. Wang).
•
In January 2026, the Board approved updates to the composition and leadership of the Board’s three standing committees, which included naming a new Chair of the Compensation Committee (Mr. Silverman) and a new Chair of the Nominating and Governance Committee (Mr. Bradsher).

Executive Compensation Highlights

Compensation Best Practices
•
The Compensation Committee utilized an independent compensation consultant, Semler Brossy, to assist with benchmarking and structuring market-based compensation packages to attract and retain our executives.
•
We have adopted stock ownership guidelines, a clawback policy, and in 2024, we updated our insider trading policy, which implements processes and procedures designed to prevent insider trading violations and prohibits hedging and speculative transactions in STAAR securities.

Changes to Compensation Program
•
In 2025, our annual long-term incentive (“LTI”) award was granted 50% in restricted stock units (“RSUs”) and 50% in performance stock units (“PSUs”).
•
We redesigned our PSU awards for 2025 to incentivize STAAR executives to drive revenue growth over a three-year performance period, with new vesting and payout terms intended to support executive retention.
•
We redesigned our annual cash bonus plan for 2025 to include goals for revenue (excluding China, given the 2025 efforts to reduce distributor inventory levels), cost controls, gross profit margin, and strategic objectives.

Pay-for-Performance
•
We believe in pay-for-performance. For 2024, given macroeconomic and other factors, our results fell short of our goals. We funded our annual cash bonus plan at 0% for executives, and PSUs granted in 2024 did not vest and were forfeited. In addition, senior executives did not receive their annual merit increase for 2025, unless they were promoted during 2025.
•
For 2025, our annual cash bonus plan was funded at 140% based on performance relative to pre-established targets. PSUs granted in 2025 remain subject to future vesting based on performance through December 2027.

2026 Proxy Statement	– 3 –

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is for the election of seven directors nominated by the Board. Each of Neal C. Bradsher, Arthur C. Butcher, Wei Jiang, Richard T. LeBuhn, Louis E. Silverman, Christopher M. Wang, and Lilian Y. Zhou currently serve as directors, and each has been nominated for election as a director at the Annual Meeting.

Our Board currently consists of seven directors, and the term of service for each of our directors will expire at the Annual Meeting. All of our current directors are standing for election at the Annual Meeting.

In January 2026, we announced several changes to our Board. In accordance with the Cooperation Agreement between the Company and Broadwood, Mr. Farrell and Dr. Yeu resigned from the Board, effective January 14, 2026. In addition, effective January 14, 2026, we expanded the size of the Board from six to seven directors, and we appointed to the Board Messrs. Bradsher, LeBuhn and Wang. Pursuant to the Cooperation Agreement, the Board agreed to nominate each of Messrs. Bradsher, LeBuhn and Wang as a candidate for election as a director at the Annual Meeting.

The Board nominated for election at the Annual Meeting Messrs. Bradsher, Butcher, Jiang, LeBuhn, Silverman and Wang, and Ms. Zhou. Each of the seven director nominees has been nominated by the Board for election as a director to serve until STAAR’s 2027 Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, removal or retirement.

Each of our director nominees has indicated his or her willingness to serve and, unless otherwise instructed, the Proxy holders will vote the proxies received by them for those seven nominees. If a nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any continuation, postponement or adjournment of the meeting, the proxy holders will vote the proxies for another nominee, if the current Board designates a nominee to fill the vacancy.

The qualifications of the individual directors upon which the Board based its nominations are described along with the biography of each nominee below.

STAAR’s Board of Directors recommends a vote “FOR” the election of each of the seven director nominees.

2026 Proxy Statement	– 4 –

INFORMATION REGARDING DIRECTOR NOMINEES

The table below sets forth certain information regarding the seven directors nominated for election, as of May 4, 2026:

Director Nominees

		Director Since	Independ.	Other Public Boards	Board Standing Committees
	Age				Audit	Compensation	Nom/Gov
Neal C. Bradsher*	60	2026	Y	1	—	—	Chair
Arthur C. Butcher	55	2024	Y	1	Member	—	—
Wei Jiang	62	2024	N	1	—	—	—
Richard T. LeBuhn	61	2026	Y	—	—	Member	—
Louis E. Silverman	67	2025	Y	2	—	Chair	Member
Christopher M. Wang	55	2026	Y	—	Member	Member	Member
Lilian Y. Zhou	43	2023	Y	—	Chair	—	Member
* Board Chair

Director Nominee Skills and Experience

Each of our seven director nominees’ skills and experiences are summarized in the following table and described more fully in their individual profiles below. Even though a particular skill may not be indicated in the table, our directors often have some level of experience in many of the areas listed.

2026 Proxy Statement	– 5 –

–– Information Regarding Director Nominees ––

Director Nominee Profiles

Neal C. Bradsher Director since January 2026 Board Chair since January 2026 Age 60

Qualifications. The Board appointed Mr. Bradsher as a director in accordance with the Cooperation Agreement with Broadwood. The Board concluded that Mr. Bradsher should serve as a director because of his history as a long-term investor in STAAR through Broadwood, as well as the experience Mr. Bradsher brings to the Board in finance, management and corporate governance attained through his investments in other companies, including companies in the pharmaceutical, biotechnology, medical device, medical diagnostics, health care services and health care information systems sectors.

Experience.  Mr. Bradsher has been Founder and President of Broadwood Capital, Inc., a private investment firm, since 2002. Mr. Bradsher was a director of Questcor Pharmaceuticals, Inc. (QCOR), from 2004 until Questcor was acquired by Mallinckrodt plc (MNK) in 2014. He has worked with several health care companies to improve their management and governance and has been a member of the board of directors of Lineage Cell Therapeutics, Inc. (f/k/a BioTime, Inc.), since July 2009. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P., which is currently the Company’s largest shareholder.

Education. Mr. Bradsher earned a B.A. degree in Economics from Yale College and is a Chartered Financial Analyst (CFA).

Arthur C. Butcher Director since March 2024 Age 55

Qualifications. The Board concluded that Mr. Butcher should serve as a director because he brings to the Board extensive medical device marketing, strategy and product development experience, including significant business experience in Asia. In addition, the Board believes that it can benefit from Mr. Butcher’s experience and perspective from serving as a member of the Board of Acotec Scientific, a public company listed on the Hong Kong Stock Exchange.

Experience.  Mr. Butcher currently serves as Executive Vice President and Group President, MedSurg and Asia Pacific for Boston Scientific (NYSE: BSX), a medical device company, a position he has held since May 2022. Prior to his current role, Mr. Butcher served as Boston Scientific’s Executive Vice President and President, Asia Pacific, from February 2020 to May 2022, and was responsible for commercialization of the company’s full portfolio of products across all divisions in the Asia Pacific region. Mr. Butcher joined Boston Scientific in 1997, and he has held management roles with increasing responsibility and has deep experience across the company’s divisions. He serves as a member of the Board of Acotec Scientific Holdings Ltd., listed publicly on the Hong Kong Stock Exchange. Since January 2026, Mr. Butcher has served as a member of the Board and Executive Committee of AdvaMed, the world’s largest medical device trade association.

Education. Mr. Butcher earned a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from Columbia University.

2026 Proxy Statement	– 6 –

–– Information Regarding Director Nominees ––

Wei Jiang Director since March 2024 Age 62

Qualifications. The Board concluded that Mr. Jiang should serve as a director because of his more than 25 years of experience in the pharmaceutical and medical device industries, with particular focus in China and the Asia Pacific region. In addition, the Board believes that it can benefit from Mr. Jiang’s other public company board experience.

Experience.  Mr. Jiang most recently served as Executive Vice President and President, Bayer Pharmaceuticals Region China & APAC, and President, Bayer Group Greater China Region, until his retirement in 2021. Prior to joining Bayer (OTCMKTS: BAYRY) in 2012, he held various senior positions at AstraZeneca (NASDAQ: AZN), culminating in his role as Senior Vice President, China operations. Prior to that, Mr. Jiang served as Managing Director, China operations at Guidant Corporation (NYSE: GDT) and in various roles at Eli Lilly & Company (NYSE: LLY) including Marketing Director, China Operations. Mr. Jiang has served as a member of the Board of Waters Corporation (NYSE: WAT) since 2021, including as a member of its science and technology committee, and has served on the Board of Cordis Corporation, a privately held, global medical device company since 2022.

Education. Mr. Jiang earned a B.BA. in business administration from Campbell University in North Carolina and an M.A. in economics from Indiana State University.

Richard T. LeBuhn Director since January 2026 Age 61

Qualifications. The Board appointed Mr. LeBuhn as a director in accordance with the Cooperation Agreement with Broadwood. The Board concluded that Mr. LeBuhn should serve as a director because of his history as a long-term investor in STAAR through Broadwood, his extensive experience as an investor in public companies, his extensive financial analyst background, his financial and management expertise, and his ability to provide advice on various matters, including matters pertaining to accounting and corporate governance matters.

Experience.  Mr. LeBuhn has served as Executive Vice President at Broadwood Capital, Inc., the investment manager of Broadwood Partners, L.P., since July 2017. From June 2006 through June 2017, Mr. LeBuhn was Senior Vice President at Broadwood Capital, Inc. Previously, Mr. LeBuhn was Principal of Broadfield Capital Management, LLC, a private investment firm, from 2005 to 2006, and Vice President of Derchin Management, a private investment firm, from July 2002 to May 2005. Earlier in his career, Mr. LeBuhn founded and was Managing Member of Triple Eight Capital, LLC, an investment analysis and financial advisory firm, was Managing Director of Craig Drill Capital, Inc., a private investment firm, and served as an operating business manager for Chubb and Son, Inc., the property and casualty insurance division of The Chubb Corporation. Mr. LeBuhn served as a director of Comarco, Inc. (OTCMKTS: CMRO) until its dissolution in 2019 and as a director of Asterias Biotherapeutics, Inc. (AMEX: AST) until its merger with BioTime, Inc. in 2019.

Education. Mr. LeBuhn earned a B.A. in Economics from St. Lawrence University and an M.B.A. in Finance with Distinction from Columbia University Graduate School of Business.

2026 Proxy Statement	– 7 –

–– Information Regarding Director Nominees ––

Louis E. Silverman Director since April 2025 Previously served as a Director from 2014-2022 Age 67

Qualifications.  The Board concluded that Mr. Silverman should serve as a director because he brings to the Board senior executive experience in leadership and corporate strategy from various healthcare technology and services companies. The Board also believes that it can benefit from his public company executive experience and public company board experience, as well as his financial and operating rigor. In addition, as Mr. Silverman previously served as a director from 2014-2022, he is knowledgeable about the Company, its business, and industry.

Experience.  Mr. Silverman currently serves as the Chair and CEO of Hicuity Health, Inc. (formerly known as Advanced ICU Care, Inc.), a privately held health care services company providing remote patient monitoring services to hospitals, positions he has held since February 2014. From June 2012 through February 2014, Mr. Silverman served as a consultant and board advisor for private equity investors and others regarding health care technology and health care technology service companies, and health care services portfolio investments. From September 2009 through June 2012, Mr. Silverman was CEO of Marina Medical Billing Services, Inc., a revenue cycle management company serving ER physicians nationally. From September 2008 through August 2009, Mr. Silverman served as President and CEO of Qualcomm-backed health care start-up LifeComm. From August 2000 through August 2008, Mr. Silverman served as the President and CEO of Quality Systems, Inc. (NASDAQ: QSII), a developer of medical and dental practice management and patient records software. From 1993 through 2000, he served in multiple positions, including Chief Operations Officer, of CorVel Corporation (NASDAQ: CRVL), a national managed care services/technology company. From 2014 to 2022, Mr. Silverman served as a member of the STAAR Board of Directors. Mr. Silverman has served as a member of the Board of Insight Molecular Diagnostics Inc. (NASDAQ: IMDX) since November 2022. Since March 2025, Mr. Silverman has also served as a member of the Board of Veradigm Inc. (OTCMKTS: MDRX).

Education. Mr. Silverman earned a B.A. from Amherst College and an M.B.A. from Harvard Business School.

Christopher M. Wang Director since January 2026 Age 55

Qualifications.  The Board appointed Mr. Wang as a director in accordance with the Cooperation Agreement with Broadwood. The Board concluded that Mr. Wang should serve as a director because of his history as an investor in STAAR through Yunqi Capital Limited (“Yunqi Capital”), his financial expertise, and his knowledge and experience with investments and businesses in China.

Experience.  Mr. Wang is the founder of Yunqi Capital and has served as its Chief Investment Officer and portfolio manager since it was established in 2018. Before founding Yunqi Capital, Mr. Wang was a senior investment professional and Co-Portfolio Manager at Owl Creek Asia (Hong Kong) from 2008 to 2017, and prior to that served as General Manager, Corporate Finance Department of China Merchants (Holdings) International Ltd. from 2004 to 2007.

Education. Mr. Wang received a B.B.A. in Business Finance from Simon Fraser University.

2026 Proxy Statement	– 8 –

–– Information Regarding Director Nominees ––

Lilian Y. Zhou Director since December 2023 Age 43

Qualifications.  The Board concluded that Ms. Zhou should serve as a director based on her extensive experience in capital allocation, corporate finance, and corporate governance spanning more than 20 years. She brings a global investor’s perspective and disciplined capital stewardship, which the Board believes will support its oversight of long-term shareholder value creation. Ms. Zhou also contributes valuable insights into business practices in the Asia-Pacific region. In addition, the Board believes that it can benefit from Ms. Zhou’s experience as a Chartered Financial Analyst.

Experience.  Ms. Zhou is the Founder and former Chief Investment Officer of Yulan Capital Management, a global investment firm focused on publicly listed companies. From its inception in 2013 through June 2023, she led Yulan’s growth into a globally respected investment franchise with offices in New York and Shanghai and an institutional investor base that included Tiger Management, L.L.C., as well as leading endowments, pension funds, and insurance companies. Prior to founding Yulan, Ms. Zhou held investing and research roles at Citadel, Kelusa Capital (a Tiger Management backed investment firm), and Bear Stearns. She began her career in investment banking at Credit Suisse. Ms. Zhou is also an Adjunct Assistant Professor of Business at Columbia Business School.

Education. Ms. Zhou holds dual B.A., Summa Cum Laude, in Economics and Mathematics - Statistics from Columbia University. She also holds an M.B.A. in Finance and General Management from the Wharton School where she graduated as a Palmer Scholar. She is a Chartered Financial Analyst (CFA) Charter holder and received National Association of Corporate Directors (NACD) Directorship certification.

2026 Proxy Statement	– 9 –

CORPORATE GOVERNANCE

We maintain an ongoing and open dialogue with our investors to build relationships and receive feedback on a variety of topics important to them, including governance and operations. The feedback received through our shareholder outreach efforts is communicated to and considered by the Board, and has helped inform our decisions, when appropriate.

Corporate Governance Highlights

Our Board Chair role is separate from our Chief Executive Officer	Our Board conducts periodic evaluations to improve processes and effectiveness	Our Board has a resignation policy for uncontested elections of directors	Six of our seven director nominees are independent under applicable SEC and Nasdaq rules

Corporate Governance Guidelines

Our Board maintains Corporate Governance Guidelines to memorialize its governance practices, which serve as a framework within which our Board of Directors and our Board Committees operate. In 2024, the Board conducted a review of its Corporate Governance Guidelines and approved updates to improve clarity and to better align with best practices. These guidelines cover a number of areas, including the role and composition of the Board and Board Committees, functioning of the Board and Board Committees, conflicts of interest, policies, and guidelines, and management oversight, among other things. A copy of our Corporate Governance Guidelines is available on our website at http://staar.com, under “Investors-Governance-Corporate Governance Documents.”

Director Independence

Our Corporate Governance Guidelines provide that the Board shall be comprised of a majority of directors who qualify as independent directors under the applicable Nasdaq rules as determined by the Board. Our Board has reviewed its composition, the composition of our Board Committees and the independence of each director. Based upon information provided by each director and upon the recommendation of the Nominating and Governance Committee, our Board has determined that each of directors Neal C. Bradsher, Arthur C. Butcher, Richard T. LeBuhn, Louis E. Silverman, Christopher M. Wang, and Lilian Y. Zhou are independent under Nasdaq rules, and none has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board also previously determined that each of Aimee S. Weisner and Elizabeth Yeu, M.D. was independent during the time each served as a director in 2025. In making these determinations, our Board considered the current and prior relationships that each non-employee director has or had with the Company and all other facts and circumstances our Board deemed relevant in determining their independence.

Former Board members Stephen C. Farrell, who served as our CEO from February 2025 to January 2026, and Thomas G. Frinzi, who served as President and CEO from January 2023 to February 2025, were not independent during their service on the Board. In April 2025, Mr. Jiang agreed to serve in a short-term role as a special strategic advisor to our Asia Pacific business. As we compensated Mr. Jiang for his services, he is no longer independent under Nasdaq rules. See “Review of Related Person Transactions.” The Board also determined that each member of the Audit Committee and Compensation Committee meets the heightened independence standards required for such committee members under the applicable Nasdaq rules and SEC rules.

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–– Corporate Governance ––

Board Leadership Structure

The Board periodically reviews its leadership structure to evaluate whether the structure remains appropriate for us.

In February 2025, in connection with the appointment of Mr. Farrell as CEO to succeed Mr. Frinzi, we separated the roles of the Board Chair and CEO. Dr. Yeu, who had served on our Board since 2021, was elected to serve as Board Chair. In accordance with the Cooperation Agreement with Broadwood, Mr. Farrell and Dr. Yeu resigned from the Board in January 2026. The Board elected Mr. Bradsher to serve as Board Chair effective January 15, 2026. In accordance with our Corporate Governance Guidelines, the Board Chair is the chief steward of the Company’s corporate governance and leads the activities of the Board. The Board believes the current leadership structure provides appropriate leadership and oversight for the Company and serves the best interests of our shareholders at this time.

Our Corporate Governance Guidelines provide that, in the event the Board Chair is not an independent director, the independent directors will annually appoint from amongst themselves a Lead Independent Director with such responsibilities as the Board shall determine from time to time. From January 2023 until February 2025, Mr. Farrell served as Lead Independent Director. Since then, the Board has not had a Lead Independent Director.

Evaluation of Board Effectiveness

The Board, under the direction of the Nominating and Governance Committee, periodically conducts a self-evaluation and assessment process. The Board believes that a self-evaluation process is an important component of strong corporate governance practices that promote ongoing Board effectiveness. The evaluation is intended to provide each director with an opportunity to evaluate performance for the purpose of improving Board and Board Committee processes and effectiveness and for the Board to assess Board and Board Committee composition and leadership. The evaluation process seeks input and feedback from directors on key areas of Board practice, and allows each director to evaluate how well our Board and Board Committees operate and to make suggestions for improvements. These key areas include Board composition and director participation, meeting procedures, materials and format, allocation and delegation of responsibilities among our Board and its committees and adequacy and availability of resources. The Board considered feedback from its 2024-2025 self-evaluation in making decisions related to Board and Board Committee composition and leadership and Board processes and procedures in 2025. Given the Company’s pending merger with Alcon, which was terminated in January 2026, the Board did not conduct a 2025-2026 self-evaluation.

Director Resignation Policy for Uncontested Election of Directors

In an uncontested election of directors (i.e., an election where the number of nominees for election does not exceed the number of directors to be elected), any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to the Board of Directors following certification of the election results. If any such director tenders his or her resignation, within 60 days following the certification of the election results, the Board (excluding the director in question) will decide, through a process managed by the Nominating and Governance Committee of the Board, whether to accept the resignation. Absent a compelling reason for the director to remain on the Board, the Board of Directors shall accept the resignation. The Board will promptly disclose its decision to accept or reject the tendered resignation and the rationale behind it. For additional details, the Director Resignation Policy is published on our website, at http://staar.com, under “Investors-Governance-Corporate Governance Documents.”

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–– Corporate Governance ––

Special Meeting of Shareholders

Our Bylaws provide that a special meeting of shareholders (i) may be called, for any purpose or purposes, by the Board of Directors, the Board Chair, or the President, and (ii) shall be called by the Secretary if appropriately requested by a person (or group of persons) beneficially owning in the aggregate at least 35% of the Company’s outstanding shares of common stock.

Stock Ownership Guidelines

To further align the interests of our non-employee directors and our executive officers with our shareholders, the Board maintains guidelines relating to stock ownership. In 2024, the Board conducted a review of our Stock Ownership Guidelines and approved updates to improve clarity and to better align with best practices. Our Stock Ownership Guidelines provide that non-employee directors are required, within four years of first joining the Board, to own a number of shares of our common stock equal in value to at least three times (3x) their base annual cash retainers, not including amounts received for service on Board Committees or as Board Chair. Our CEO is required to own a number of shares of our common stock equal in value to at least three times (3x) his or her annual base salary, and our other executive officers are required to own a number of shares of our common stock equal in value to at least their annual base salaries, within four years from date of hire or promotion.

For purposes of our Stock Ownership Guidelines, ownership of our common stock includes (i) shares owned outright, (ii) shares owned by immediate family members residing in the same household, (iii) shares held in trust for the benefit of the non-employee director or executive officer or their immediate family members residing in the same household, (iv) shares earned and/or vested pursuant to stock-based awards for which delivery has been deferred, and (v) shares subject to vested and unvested time-based restricted stock and restricted stock units. From time to time the Board will consider and may reset the level of stock ownership that it considers appropriate for our Stock Ownership Guidelines. All of our directors and executive officers are currently in compliance with our Stock Ownership Guidelines. Our Stock Ownership Guidelines are published on our website, at http://staar.com, under “Investors-Governance-Corporate Governance Documents.”

Code of Business Conduct and Ethics

STAAR maintains a Code of Business Conduct and Ethics applicable to all employees and directors. In 2025, the Board conducted a review of our Code of Business Conduct and Ethics and approved updates to improve clarity and to better align with best practices. The Code of Business Conduct and Ethics is published on our website, at http://staar.com, under “Investors-Governance-Corporate Governance Documents.” We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct and Ethics applicable to executive officers or directors on our website.

We also maintain a Supplier Code of Conduct that includes, among other things, certain standards from The International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work. Our Supplier Code of Conduct is also published on our website, at http://staar.com, under “Investors-Governance-Corporate Governance Documents.”

Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and other dispositions of our securities by directors, officers and employees, as well as by STAAR itself. The Board reviewed and updated our Insider Trading Policy in 2024. We believe our policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards applicable to us. The Insider Trading Policy is published on our website, at http://staar.com, under “Investors-Governance-Corporate Governance Documents,” and a copy is filed with our 2025 Annual Report as Exhibit 19.1.

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–– Corporate Governance ––

Prohibition on Hedging or Pledging

Under our Insider Trading Policy, our directors, officers and employees are prohibited from short-term trading or speculative transactions, including short sales, or engaging in any transactions (including through the purchase of financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities. In addition, our Insider Trading Policy prohibits holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan without first obtaining pre-clearance from the Office of General Counsel.

Board of Directors’ Role in Risk Oversight

We believe that effective risk management and control processes are critical to our long-term success. Management is responsible for the day-to-day management of strategic, operational, legal, compliance, cybersecurity and financial risks, while our Board, as a whole and through our Board Committees, is responsible for the oversight of our risk management framework and activities. Consistent with this approach, subject matter experts within management, such as the Chief Legal Officer, the Chief Financial Officer, the Vice President of Global Human Resources, and the Vice President of Internal Audit, and on occasion outside consultants, review the framework and/or certain specific risks, as well as trends and emerging risks, with our Board and the applicable Board Committee as part of management presentations that focus on particular business functions, operations, or strategies. Management also provides report-outs regarding its enterprise risk assessments, including its compliance and risk mitigation activities.

Each of the Board's three standing Committees assists the Board in its risk oversight responsibilities, as follows:

•
The Audit Committee monitors the Company’s enterprise risk management activities and oversees risks related to financial reporting, internal controls, revenue recognition, treasury management, information technology, insurable risks, and compliance with legal and regulatory requirements. In addition, the Audit Committee has oversight responsibility for cybersecurity and data privacy risks.
•
The Compensation Committee oversees risks related to our compensation programs and policies, as well as human capital management. In addition, the Compensation Committee has oversight responsibility for executive officer development and retention and succession planning for the CEO and management.
•
The Nominating and Governance Committee oversees risks related to Board and committee organization, membership and structure, succession planning for our directors, and risks relating to our corporate governance practices. In addition, the Nominating and Governance Committee has oversight responsibility related to the Company’s environmental and sustainability policies and practices.

Additional information about the responsibilities of the Board’s three standing Committees can be found below under “Board Committee Structure and Composition.”

Compensation Recoupment (Clawback) Policy

This policy includes standards for seeking the return, recoupment or “clawback,” of excess incentive-based compensation received by the Company’s executive officers on or after October 2, 2023 and during a three fiscal year lookback (as required by Nasdaq listing standards implementing Exchange Act Rule 10D-1) in certain circumstances following a restatement of STAAR’s financial statements. If, following a restatement, it is determined that incentive-based compensation received by an executive officer exceeds the amount that would have been received if determined or calculated based on the Company’s restated financial results, such excess amount of incentive-based compensation shall be subject to recoupment by the Company. For purposes of this policy, incentive-based compensation includes any compensation granted, earned or vested based in whole or in part on the Company’s

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–– Corporate Governance ––

attainment of a financial reporting measure. The Company may effect any recovery pursuant to the policy by requiring payment of such amount(s) to the Company, by set-off, by reducing future compensation, or by such other means or combination of means as the Compensation Committee determines to be appropriate. Any right of recoupment or recovery pursuant to the policy is in addition to, and not in lieu of, any other remedies or rights of recoupment that may be available to the Company pursuant to the terms of any other policy, any employment agreement or plan or award terms, and any other legal remedies available to the Company; provided that the Company shall not recoup amounts pursuant to such other policy, terms or remedies to the extent it is recovered pursuant to the recoupment policy. The Compensation Recoupment (Clawback) Policy is published on our website, at http://staar.com, under “Investors-Governance-Corporate Governance Documents.”

Sustainability

We seek to achieve our corporate goals in an ethical and sustainable manner. We published our 2025 Sustainability Report in April 2025, and we are planning to publish a supplement with updates in 2026. We continue to be focused as a Company on improving energy efficiency, using energy and water responsibly, and minimizing waste. In our sustainability report, we discuss our commitment to reducing our environmental footprint and fostering a culture of sustainability. We also discuss our commitment to corporate responsibility and business ethics, as well as product quality and safety. Our 2025 Sustainability Report is informed by the reporting guidelines set forth by the Sustainability Accounting Standards Board (SASB) Medical Equipment and Supplies industry standard and the Task Force on Climate-Related Financial Disclosures (TCFD) framework for third party risk. Our current sustainability report is available in the Investor Resources section of our website, at http://staar.com, under “Investors-Governance-Corporate Governance Documents.”

Compensation Policies and Practices Related to Risk Management

STAAR’s Compensation Committee and Board of Directors have analyzed and continue to monitor whether STAAR’s compensation practices with respect to executive officers or any of its employees create incentives for risk-taking that could harm STAAR or its business. The Compensation Committee and the Board of Directors have determined that STAAR’s compensation practices and policies do not create any risk that is reasonably likely to have a material adverse effect on STAAR.

Meetings of the Board of Directors

The Board held 34 meetings during 2025. During 2025, each of our directors attended more than 75% of the total number of meetings of the Board and Board Committees on which they then served (during the period he or she served). In addition to Board meetings, directors are kept informed of our business through personal meetings and other communications, including telephone and electronic contacts with our CEO and others regarding matters of interest and concern to us and our shareholders. Independent directors meet when they deem necessary in executive session without management and at such other times as may be requested by any independent director. It is the policy of STAAR that directors attend the annual meeting of shareholders, if practicable. Each of our director nominees who was serving on our Board at the time of the 2025 Annual Meeting attended the 2025 Annual Meeting.

Board Committee Structure and Composition

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The Board has adopted a written charter for each Board Committee to provide for its organization, procedures, and responsibilities.

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–– Corporate Governance ––

The following chart reflects the composition of the Board’s three standing committees as of the date of this Proxy Statement:

Standing Committee Composition

	Audit	Compensation	Nominating and Governance
Neal C. Bradsher*	—	—	Chair
Arthur C. Butcher	Member	—	—
Wei Jiang	—	—	—
Richard T. LeBuhn	—	Member	—
Louis E. Silverman	—	Chair	Member
Christopher M. Wang	Member	Member	Member
Lilian Y. Zhou	Chair	—	Member
* Board Chair

Nominating and Governance Committee

The principal purpose of the Nominating and Governance Committee is to oversee the discharge of the responsibilities of the Board relating to the Company’s director nominations process and procedures, developing and maintaining the Company's corporate governance policies, and any related matters required by the federal securities laws, as set forth in the Committee’s written charter. In 2024, the Board conducted a review of its committee charters and approved updates to improve clarity and to better align with best practices.

In accordance with its written charter, as revised, the Nominating and Governance Committee is responsible for the following:

•
identifying and evaluating individuals qualified to become directors, consistent with criteria approved by the Board (described in our Corporate Governance Guidelines, which is available on our website at http://staar.com, under “Investors-Governance-Corporate Governance Documents”);
•
recommending the director nominees to be selected by the Board for election at the next annual meeting of shareholders or to fill vacancies;
•
reviewing best practices in corporate governance, and recommending to the Board improvements in corporate governance that may be applicable to STAAR, including sustainability matters;
•
overseeing the Board evaluation and assessment process; and
•
recommending the composition and leadership of the Board Committees.

As of January 15, 2026, the Nominating and Governance Committee is comprised of Neal C. Bradsher (Chair), Louis E. Silverman, Christopher M. Wang, and Lilian Y. Zhou. Each current member of the Nominating and Governance Committee is independent under the Nasdaq rules, and each former member of the Committee qualified as independent during the time they served on the Committee.

During 2025, the members of the Committee comprised the following members until their respective exit dates: Stephen C. Farrell left the Committee in February 2025 when he was appointed CEO of STAAR, Wei Jiang left as Chair of the Committee in April 2025 upon becoming a contracted advisor to STAAR, Aimee S. Weisner left the Board in June 2025, and Elizabeth Yeu, M.D., served as the Chair of the Committee from April 2025 until her resignation from the Board in January 2026. During 2025, the Nominating and Governance Committee met once as a standalone Committee, and the Committee met multiple times as part of broader Board meetings.

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Compensation Committee

The principal purpose of the Compensation Committee is to oversee the discharge of the responsibilities of the Board relating to compensation of the Company’s executive officers and directors, as set forth in the Committee’s written charter. In 2024, the Board conducted a review of its committee charters and approved updates to improve clarity and to better align with best practices. In accordance with its written charter, as revised, the Compensation Committee is responsible for the following:

•
reviewing and approving the Company’s philosophy, strategy, and practices with respect to the compensation of Company executives that support and reinforce the Company’s long-term strategic goals, organizational objectives, and shareholder interests;
•
reviewing and recommending to the Board the corporate goals and objectives relevant to CEO compensation and those relevant to executive compensation (other than the CEO) and reviewing and approving all elements of compensation to members of management serving on the Executive Committee;
•
reviewing and recommending to the Board director compensation;
•
reviewing and approving the selection of the Company’s peer companies for purposes of compensation benchmarking, including assessing compensation levels, equity usage, incentive plan design and compensation practices; and
•
reviewing and approving or recommending to the Board the Company’s incentive compensation and equity-based plans and arrangements and administering and making grants under such plans.

The Compensation Committee makes recommendations to the Board of Directors on overall executive compensation strategy, as well as all elements of the total direct compensation of the CEO, including base salary, annual bonus, long-term equity compensation and perquisites. The Compensation Committee approves all elements of the total direct compensation of the other executive officers of STAAR, including base salary, annual bonus, long-term equity compensation and perquisites. The Compensation Committee also administers STAAR’s equity incentive plan. The Compensation Committee may delegate authority to subcommittees or Committee members.

In addition, the Compensation Committee reviews succession planning for executive officers and monitors compliance with our Stock Ownership Guidelines and our Compensation Recoupment (Clawback) Policy. The Committee also reviews our human capital management and social responsibility policies and practices. This oversight includes periodic review of our Company demographics, talent development, employee retention, and employee compensation.

As of January 15, 2026, the Compensation Committee is comprised of Louis E. Silverman (Chair), Richard T. LeBuhn, and Christopher M. Wang. In 2025, the Compensation Committee was comprised of the following members until their respective exit dates: Aimee S. Weisner, served as Compensation Committee Chair until she left the Board in June 2025, Arthur C. Butcher, served as a member until April 2025 and then served as the Compensation Committee Chair until January 2026, Elizabeth Yeu, M.D., who resigned from the Board in January 2026, and Lilian Y. Zhou, who served on the Committee until January 2026. Each current member of the Compensation Committee is independent, and each former member of the Compensation Committee was independent during the time they served on the committee, under the Nasdaq rules and heightened independence standards under the SEC rules applicable to compensation committee members. In addition, each current member of the Compensation Committee qualifies, and each former member of the Compensation Committee qualified during the time they served on the committee, as a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During 2025, the Compensation Committee met once as a standalone Committee, and the Committee met multiple times as part of broader Board meetings.

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Role of Compensation Consultant

The Compensation Committee has sole authority to retain and terminate a compensation consultant to assist in the evaluation of director, CEO or senior executive compensation. During 2024, the Compensation Committee conducted a request for proposal process for its independent compensation consultant. Following a diligent search process, the Committee engaged Semler Brossy to assist with benchmarking and structuring market-based compensation packages to attract and retain our executives. The Compensation Committee assessed the independence of Semler Brossy considering the factors set forth in applicable SEC and Nasdaq rules and has concluded no conflicts of interest were raised by the work performed for the Compensation Committee. In 2025, Semler Brossy’s services included a review of the Company’s compensation program concerning the CEO and other members of management. In addition, Semler Brossy assisted with compensation matters in 2025 related to the hiring of Mr. Farrell as CEO and the hiring of Ms. Andrews as CFO, as well as compensation matters related to management promotions and retention. Semler Brossy also provided benchmark data and recommendations, including updates to the peer group for the Company’s 2025 compensation program, and assisted with the Company’s analysis of performance-based compensation and the structure for the annual bonus plan and the Company’s PSUs.

Audit Committee

The principal purpose of the Audit Committee is to oversee the discharge of the responsibilities of the Board relating to the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, as well as any related matters required by the U.S. federal securities laws, as set forth in the Committee’s written charter. In 2024, the Board conducted a review of its committee charters and approved updates to improve clarity and to better align with best practices. In accordance with its written charter, as revised, the Audit Committee is responsible for the following:

•
reviewing and discussing with management and the independent auditor the Company’s quarterly and annual financial statements, including significant financial reporting issues and judgments made in connection with the preparation thereof, as well as internal controls related thereto;
•
appointing and overseeing the independent auditor, pre-approving the services thereof, and reviewing the scope, planning, and staffing of the annual audit;
•
reviewing and discussing with the independent auditor and management the internal audit department responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit;
•
advising the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations, including the overall adequacy and effectiveness of the Company’s legal and compliance programs; and
•
discussing the Company’s approach to risk assessment and risk management and monitoring the Company’s enterprise risk management activities, as well as overseeing the Company’s management of risks related to cybersecurity and data privacy.

As of January 15, 2026, the Audit Committee is comprised of Lilian Y. Zhou (Chair), Arthur C. Butcher, and Christopher M. Wang. During 2025, the Audit Committee was comprised of the following members until their respective exit dates: Stephen C. Farrell (served until February 2025), Wei Jiang (until April 2025), and Louis E. Silverman (served from April 2025 until January 2026) and Elizabeth Yeu, M.D. (until January 2026). Each current member of the Audit Committee is independent, and each former member of the Audit Committee was independent during the time they served on the Committee, under the Nasdaq rules and heightened independence standards under the SEC rules applicable to audit committee members. STAAR has determined that Ms. Zhou qualifies as an “audit committee financial expert” under the rules of the SEC. During 2025, the Audit Committee met four times.

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Ad Hoc Committees

In addition to the Board’s three standing committees, from time to time the Board creates ad hoc or temporary committees to assist with the Board’s governance and oversight responsibilities. In March 2025, the Board established a Capital Stewardship Committee, chaired by Ms. Zhou. The Board established the Capital Stewardship Committee to help guide the Company’s financial strategies, including the responsible allocation, management and oversight of capital. In January 2026, following the election of Messrs. Bradsher, LeBuhn and Wang to the Board, the Board established two additional committees, the Insight and Engagement Committee and the Search Committee. The Board established the Insight and Engagement Committee, chaired by Mr. Wang, to further engage with Company management, internal and external stakeholders, and industry experts and leaders, in order to gather different perspectives and insights on the Company’s business, prospects, and opportunities. The Board established the Search Committee, chaired by Ms. Zhou, to help guide the Board’s efforts to identify and make decisions with respect to Company leadership, including the Board’s CEO search process.

Director Identification and Selection

One of the Nominating and Governance Committee’s key responsibilities is the identification and evaluation of director nominees. The Nominating and Governance Committee believes that Board refreshment is important as our business grows and evolves over time, so fresh viewpoints and perspectives are regularly considered.

In the ordinary course, absent special circumstances, the Nominating and Governance Committee will generally re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue to serve as directors. From time to time, the Nominating and Governance Committee may also consider and evaluate potential new director candidates who meet the criteria for selection as a Board nominee and have specific qualities or skills identified by the Board, and one or more of such candidates may be appointed as directors as appropriate and in accordance with the Company’s organizational documents.

Director candidates are generally selected based on input from members of the Board, senior management and, if the Nominating and Governance Committee deems appropriate, a third-party search firm. In addition to candidates proposed by the Board or identified by the Nominating and Governance Committee, the Committee considers candidates for director suggested by our shareholders. Shareholders may recommend candidates for consideration by the Nominating and Governance Committee by submitting the names and supporting information to: Office of the Secretary, STAAR Surgical Company, 25510 Commercentre Drive, Lake Forest, California, 92630.

The process for evaluating prospective nominees for director, including candidates recommended by shareholders, includes meetings from time to time to evaluate biographical information and background material relating to prospective nominees, interviews of selected candidates by members of the Nominating and Governance Committee and other members of the Board, and application of our general criteria for director nominees set forth in our Corporate Governance Guidelines. These criteria include, among other things, the prospective nominee’s integrity, business or other experience and expertise, and independence. The Nominating and Governance Committee uses the same criteria for evaluating candidates regardless of the source of referral.

In selecting nominees for the Board of Directors, the Nominating and Governance Committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for election, and generally considers the candidate’s ability to contribute to the success of STAAR. The Nominating and Governance Committee believes that differences in background, professional experiences, education, skills and viewpoints will enhance the performance of the Board of Directors. Accordingly, the Nominating and Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board, including that which is complementary to the experience, skills and characteristics of other Board members, so that an appropriate balance on the Board can be achieved and maintained. The Nominating and Governance Committee assists the Board in determining the appropriate director selection criteria for potential director candidates, including any

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specialized experience, such as public-company experience, medical device industry experience, other similar regulated industry experience, and financial and accounting experience. The Board believes that it also is important to consider a potential director candidate’s contribution to the array of occupational and personal backgrounds, perspectives, and experiences of the Board, and ultimately selects director candidates based on merit. Further, the Nominating Committee will consider the issue of continuing director tenure and take appropriate steps to ensure that the Board maintains an openness to new ideas and a willingness to critically re-examine the status quo.

Of the seven new directors that joined our Board within the last two years, Ms. Zhou was identified as a potential director nominee by Company shareholders, and each of Messrs. Butcher and Jiang was identified as a potential director nominee by a third-party search firm. Mr. Silverman was known to our Board as a result of his prior service as a director from 2014 to 2022. Each of Messrs. Bradsher, LeBuhn, and Wang were recommended by Broadwood and were elected to the Board in accordance with the Cooperation Agreement. The Nominating and Governance Committee and the Board discussed and considered each director candidate’s integrity, experience and expertise, and independence.

In 2025, the Board determined that it would benefit from expanding the size of the Board and recruiting a director with executive leadership experience, with a focus on financial and operating rigor. In addition, given that Mr. Farrell stepped down from the Audit Committee and Nominating and Governance Committee in February 2025 in connection with his appointment as CEO, the Board sought out director candidates with skills and experience that would contribute to the effectiveness of the Audit Committee and the Nominating and Governance Committee. After considering Mr. Silverman as a director candidate, the Nominating and Governance Committee recommended, and the Board approved, the appointment of Mr. Silverman to join the Board. In January 2026, Messrs. Bradsher, LeBuhn, and Wang were added as directors in accordance with the Cooperation Agreement. Messrs. Bradsher, LeBuhn, and Wang provided the Board details on their skills, backgrounds, and experiences. Information about the qualifications and experience of each of the director nominees can be found above under “Director Nominee Profiles.”

Each of the seven director nominees for election to the Board at the Annual Meeting has been recommended by the Nominating and Governance Committee and nominated by the Board of Directors. As discussed above, the Board agreed pursuant to the Cooperation Agreement to nominate each of Messrs. Bradsher, LeBuhn, and Wang as directors for election at the Annual Meeting. The Nominating and Governance Committee did not otherwise receive formal shareholder recommendations of candidates for election at the Annual Meeting.

Director Onboarding and Education

When new directors join our Board, we conduct an onboarding process to provide them with an understanding of public company board governance and knowledge of our Company and industry to perform effectively in their role. This includes a review of our corporate governance structure, requirements and expectations of Board members, and applicable laws and regulations related to board service. They also participate in substantive meetings with members of management to provide an overview of the Company, including our products, finances, and strategy, as well as information about our industry. We also make available additional resources to our Board so they can remain up to date on current issues concerning boards, new regulations and developments impacting our business or industry.

Shareholder Communications with Directors

Shareholders may communicate with the Board Chair, the chair of any Board committee, or with the Board as a group, by writing to such persons c/o Office of the Secretary, STAAR Surgical Company, 25510 Commercentre Drive, Lake Forest, California, 92630.

The Corporate Secretary distributes communications directed to the Board or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items unrelated to Board duties and responsibilities should be excluded, such as the following: junk mail and mass mailings; new product suggestions; and resumes and other forms of job inquiries. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

2026 Proxy Statement	– 19 –

COMPENSATION OF DIRECTORS

The table below sets forth information regarding our non-employee director compensation program for the fiscal year ended January 2, 2026:

Non-Employee Director Compensation Program
Annual Cash Retainers
Board Member Base Annual Cash Retainer	$50,000
Audit Committee Chair Additional Retainer	$15,000
Compensation Committee Chair Additional Retainer	$15,000
Nominating and Governance Committee Chair Additional Retainer	$15,000
Members of the Audit Committee, Compensation Committee, or Nominating and Governance Committee Additional Retainer	$10,000
Board Chair and/or Lead Independent Director Additional Retainer	$40,000

Annual Equity Awards
Board Member Annual Equity Grant	$180,000

Director Retainers and Equity Awards

The cash retainers shown above are consistent with the cash compensation program approved by shareholders at the 2019 Annual Meeting. The annual equity grant shown above is consistent with the program approved by shareholders at the 2022 Annual Meeting.

The annual non-employee director equity award was granted on the date of the annual meeting of shareholders, with a fair market value of $180,000 on the date of grant. That annual award vests in full on the earlier of the first anniversary of the grant date or the date of the next annual meeting of shareholders to elect directors. Each non-employee director chose the form of equity he or she received (stock options, restricted stock, or a combination thereof) based on a Black-Scholes value of stock options or the fair value of restricted stock on the date of grant. When new non-employee directors join the Board, they were granted a director equity award at the start of their Board service that is pro-rated based on the length of the remaining director term.

In 2025, the annual non-employee director awards were granted on June 18, 2025, to our directors serving on the Board on such date. These awards are scheduled to vest in full on June 18, 2026. Equity awards to non-employee directors are granted pursuant to the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended (referred to herein as the Plan). Under the Plan, the total grant date fair value of equity awards granted to a non-employee director during any calendar year in respect of the director’s Board service, taken together with any cash director fees paid to the non-employee director during such calendar year (including service as a member or chair of any committees of the Board), may not exceed $500,000.

In addition to the annual non-employee director awards, in 2025, we also granted Ms. Zhou stock options in connection with her service as Chair of the newly created Capital Stewardship Committee. These stock options, with a fair market value of $40,000, were granted on June 25, 2025, subject to vesting as to one quarter of the shares subject to the award on each of September 25, 2025, December 25, 2025, March 25, 2026, and June 25, 2026. In addition, we granted Mr. Jiang RSUs in connection with his service as a special strategic advisor to the Company's Asia Pacific business through the end of fiscal 2025, in the temporary role of Chief of APAC Strategy. As noted previously, Mr. Jiang has decades of significant and substantive China business and operational experience, and most recently served as Executive Vice

2026 Proxy Statement	– 20 –

–– Compensation of Directors ––

President and President, Bayer Pharmaceuticals Region China & APAC and President, Bayer Group Greater China Region, until his retirement in 2021. During his tenure on our Board, Mr. Jiang has worked closely with our Asia Pacific team to understand the challenges and opportunities in this key region for STAAR. He was engaged as a strategic advisor, as the Board believed that Mr. Jiang’s knowledge of our Company, business, strategy, and people, combined with his history of success in leadership roles at large multinational pharmaceutical companies in China, make him well suited for this role. As compensation for such service, he was granted an RSU award, with a fair market value of $1,275,000 on May 12, 2025, subject to vesting as to one third of the shares subject to the award on each of August 12, 2025, November 12, 2025, and January 12, 2026.

2025 Director Compensation

The table below summarizes the fiscal 2025 compensation of each director that served as a non-employee director during 2025, including fees earned or paid in cash, Option Awards, and Stock Awards.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Stock Awards ($)(1)		All Other Compensation ($)(2)	Total ($)

Arthur C. Butcher	63,393	90,005	(3)	89,996	(3)	—	243,394
Wei Jiang	58,036	—		180,009	(4)	1,298,002	1,536,047
Louis E. Silverman(5)	47,500	27,278	(6)	180,009	(6)	—	254,787
Aimee S. Weisner(7)	31,799	—		—		—	31,799
Elizabeth Yeu, M.D.	113,585	90,005	(8)	89,996	(8)	—	293,586
Lilian Y. Zhou	80,962	220,009	(9)	—		147,600	448,571

(1)
Dollar amounts in the Option Awards and Stock Awards columns reflect the grant date fair value of equity awards granted during fiscal year 2025, calculated in accordance with Financial Accounting Standards Board Codification Topic 718 (“FASB ASC Topic 718”). The fair value of each Option Award was estimated using a Black-Scholes option valuation model. The fair value of each Stock Award, which reflect grants of RSUs, was based on the closing price of our common stock on the grant date. Assumptions used in these calculations are included in Note 12 to the audited consolidated financial statements for the fiscal year ended January 2, 2026, included in STAAR’s Annual Report on Form 10-K. The grant date fair value was $20.27, $16.85 and $16.72 for awards granted on May 12, 2025, June 18, 2025 and June 25, 2025, respectively.
(2)
Represents (i) a reimbursement of legal fees incurred in 2025 in connection with Mr. Jiang’s and Ms. Zhou’s service as a director of the Company and (ii) for Mr. Jiang, an award of 62,901 RSUs granted to him on May 12, 2025, with a fair market value of $1,275,000, in connection with his engagement as a special strategic advisor to the Company’s Asia Pacific business through the end of fiscal 2025 in the temporary role of Chief of APAC Strategy.
(3)
Represents (i) an award of 5,341 RSUs and (ii) an award of an option to purchase 9,708 shares of common stock, each granted on June 18, 2025. As of the end of fiscal year 2025, the aggregate number of RSUs and option awards outstanding for Mr. Butcher were 5,341 and 14,881, respectively.
(4)
Represents (i) an award of 62,901 RSUs granted on May 12, 2025 and (ii) an award of 10,683 RSUs granted on June 18, 2025. As of the end of fiscal year 2025, the aggregate number of RSUs and option awards outstanding for Mr. Jiang were 32,711 (of which 1,061 have been deferred) and 4,010, respectively.
(5)
On April 24, 2025, Mr. Silverman was elected to the Board. We granted Mr. Silverman an option to purchase 2,440 shares of common stock on May 12, 2025, which represented the annual Board award pro-rated for the remaining portion of the 2024-2025 term.
(6)
Represents (i) an award of an option to purchase 2,440 shares of common stock, granted on May 12, 2025 and (ii) an award of 10,683 RSUs granted on June 18, 2025. As of the end of fiscal year 2025, the aggregate number of RSUs and option awards outstanding for Mr. Silverman were 10,683 and 2,440, respectively.
(7)
Ms. Weisner did not stand for re-election at the 2025 Annual Meeting, and her term as director ended on June 18, 2025. Accordingly, Ms. Weisner did not receive Option Awards or Stock Awards in 2025.
(8)
Represents (i) an award of 5,341 RSUs and (ii) an option to purchase up to 9,708 shares of common stock, each granted on June 18, 2025. As of the end of fiscal year 2025, the aggregate number of RSUs and option awards outstanding for Dr. Yeu were 5,341 and 28,809, respectively.
(9)
Represents (i) an option to purchase up to 19,415 shares of common stock granted on June 18, 2025 and (ii) an option to purchase up to 4,363 shares of common stock granted on June 25, 2025. As of the end of fiscal year 2025, the aggregate number of option awards outstanding for Ms. Zhou were 30,474.

2026 Proxy Statement	– 21 –

INFORMATION REGARDING EXECUTIVE OFFICERS

The table below sets forth certain information regarding our executive officers as of May 4, 2026:

Executive Officers

Executive	Age	Position
Warren Foust	50	Interim Co-CEO, President and Chief Operating Officer
Deborah Andrews	68	Interim Co-CEO and Chief Financial Officer
Magda Michna, PhD	50	Chief Development Officer

Warren Foust Interim Co-CEO President and Chief Operating Officer Age 50

Effective February 1, 2026, Mr. Foust was appointed Interim Co-CEO, to serve alongside Ms. Andrews, while the Company conducts a global search for its next CEO. Mr. Foust also serves as the Company’s President and Chief Operating Officer. Mr. Foust joined STAAR in April 2023 as Chief Operating Officer. In March 2025, Mr. Foust was promoted to the expanded role of President and Chief Operating Officer. In this role, Mr. Foust oversees STAAR’s sales, marketing, manufacturing and operations functions, and the Company’s Chief Medical Officer, and Chief Development Officer report to Mr. Foust. Prior to joining STAAR, Mr. Foust served as Worldwide President, Johnson & Johnson Vision, Surgical, since December 2019. Prior to Johnson & Johnson Vision, Surgical, he served as Worldwide President of Mentor, a leading breast reconstruction and aesthetics business unit of Johnson & Johnson from 2018 to 2019, and Vice President, U.S. Sales and Marketing from 2015 to 2018. Prior to Mentor, Mr. Foust held various sales leadership roles at DePuy Synthes, also a company of Johnson & Johnson. He started his career at Roche Pharmaceuticals as a sales representative in 1999.

Mr. Foust holds a Master’s Degree of Marketing and bachelor’s degree from the University of Alabama.

2026 Proxy Statement	– 22 –

–– Information Regarding Executive Officers ––

Deborah Andrews Interim Co-CEO Chief Financial Officer Age 68

Effective February 1, 2026, Ms. Andrews was appointed Interim Co-CEO, to serve alongside Mr. Foust, while the Company conducts a global search for its next CEO. Ms. Andrews also serves as the Company’s Chief Financial Officer. Ms. Andrews joined STAAR in March 2025 as Interim Chief Financial Officer, and was appointed Chief Financial Officer in June 2025. In this role, Ms. Andrews oversees STAAR’s finance, accounting, and internal audit functions, as well as information technology. She most recently served as the Company’s Chief Financial Officer, from September 2017 until her retirement in June 2020, after serving as Vice President, Chief Accounting Officer since 2013. Ms. Andrews also served as the Company’s Vice President, Chief Financial Officer from 2005 to 2013, as its Global Controller from 2001 to 2005, and as its Vice President, International Finance from 1999 to 2001. Since April 2014, Ms. Andrews has served on the Board of Directors of Lineage Cell Therapeutics, a clinical stage biotechnology company focused in the field of regenerative medicine. She currently serves as its Audit Committee Chair and has previously served as its Compensation Committee Chair. Ms. Andrews spent three years from 1991 to 1994 as an accountant for KPMG.

Ms. Andrews holds a B.S. degree in accounting from California State University at San Bernardino.

Magda Michna, PhD Chief Development Officer Age 50

Dr. Michna joined STAAR in April 2023 as Chief Clinical, Regulatory and Medical Affairs Officer. In March 2025, Dr. Michna was promoted to the expanded role of Chief Development Officer. In this role, Dr. Michna oversees STAAR’s clinical, regulatory, quality, and medical affairs functions, as well as research and development. Prior to joining STAAR, Dr. Michna served as Chief Global Clinical, Medical and Regulatory Affairs Officer for AcuFocus, Inc., an ophthalmic medical device company, since April 2018. AcuFocus was acquired by Bausch & Lomb in January 2023. Prior to AcuFocus, Dr. Michna served as Chief Clinical Officer at Presbia. From 2012 to 2017, Dr. Michna led clinical development for many premium intraocular lens and other surgical device technologies supporting the Alcon Surgical franchise. Her industry career began as a Vision Scientist at VISTAKON®, a division of Johnson & Johnson Vision from 2008 to 2012, which she joined following an academic Research Fellowship with the Vision Research Group at McGill University’s Department of Ophthalmology from 2005 to 2008.

Dr. Michna holds a Doctor of Philosophy degree in optical physics and a bachelor’s degree from the University of Melbourne, Australia.

2026 Proxy Statement	– 23 –

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Highlights

The following Compensation Discussion and Analysis describes the objectives of the 2025 executive compensation program and provides disclosure about the elements of compensation earned by and awarded to each of the executive officers identified in the “Summary Compensation Table,” whom we refer to in this section as our “named executive officers” or “NEOs.” It also discusses the executive compensation philosophy and programs, including the decisions made by the Compensation Committee in 2025 (which we refer to in this Compensation Discussion and Analysis as the “Committee”) under those programs, and the factors considered in making those decisions for the Company’s named executive officers in 2025.

Our Named Executive Officers

For the fiscal year ended January 2, 2026, our named executive officers were as follows:

Named Executive Officer	Position as of January 2, 2026
Stephen C. Farrell	Chief Executive Officer
Warren Foust	President and Chief Operating Officer
Deborah Andrews	Chief Financial Officer
Magda Michna, PhD	Chief Development Officer
Nathaniel B. Sisitsky, Esq.	Chief Legal Officer and Corporate Secretary
Thomas G. Frinzi	Former President and Chief Executive Officer
Patrick F. Williams	Former Chief Financial Officer

A complete list of our current executive officers with accompanying biographical information is included in this Proxy Statement under the caption “Information Regarding Executive Officers.”

Executive Summary: Fiscal 2025 Talent and Compensation Actions

In the first quarter of 2025, the Board made changes to the Company’s leadership team, and realigned the leadership structure to better address market needs. In February 2025, Mr. Frinzi agreed to step down at the request of the Board as President and CEO and a member of the Board, and we hired Mr. Farrell as CEO. Under Mr. Farrell’s leadership, we took steps to align and streamline our organizational structure and management team to drive revenue growth, improve our cost structure, and better position the business to increase shareholder value. As a result, in March 2025, several management roles were eliminated, and several members of management left STAAR, including Mr. Williams. At that time, we brought in Ms. Andrews, who retired from STAAR in 2020 and previously served as STAAR’s CFO, to serve as our interim CFO. We also split the role of President and CEO, and we promoted Mr. Foust to the expanded role of President and Chief Operating Officer. In addition, we expanded the roles and responsibilities for Dr. Michna, who was promoted to Chief Development Officer, and Mr. Sisitsky, who was promoted to Chief Legal Officer. Then, in June 2025, we hired Ms. Andrews as our CFO.

2026 Proxy Statement	– 24 –

– Compensation Discussion and Analysis –

We also engaged with shareholders as we sought to demonstrate our commitment to corporate governance and paying for performance. With our challenging 2024 financial results, we did not achieve the minimum performance thresholds for the 2024 annual bonus plan or the performance stock units (“PSUs”) granted in 2024 to our executives. For 2025, we implemented revised pay programs that we believed demonstrated our strong commitment to paying for performance.

Our compensation actions for 2025 included a redesign of our annual cash bonus plan to drive alignment and achievement of financial and strategic goals. In addition, in 2025, we did not include stock options from our annual long-term incentive (“LTI”) award, which was granted 50% in restricted stock units (“RSUs”) and 50% in PSUs. Further, we redesigned our PSU awards for 2025 to incentivize STAAR executives to drive revenue growth over a three-year performance period, with new vesting and payout terms intended to support executive retention. For 2025, our annual cash bonus plan was funded at 140% based on performance relative to pre-established targets. PSUs granted in 2025 remain subject to future vesting based on performance through December 2027.

The table below summarizes key talent actions taken in 2025:

Talent Actions
• Appointed Mr. Farrell, who had served as a member of the STAAR Board since 2016, as CEO to succeed Thomas Frinzi
• Promoted Warren Foust to President and Chief Operating Officer
• Elevated Magda Michna, PhD to Chief Development Officer and Nathaniel Sisitsky, Esq. to Chief Legal Officer
• Appointed Deborah Andrews, a former CFO of STAAR, as Interim CFO to succeed Patrick Williams; and subsequently hired Ms. Andrews as CFO

The table below summarizes key compensation actions taken in 2025:

Compensation Actions
• Established new incentive programs:
▪ Annual cash bonus program includes goals for revenue, cost controls, gross profit margin, and strategic measures
▪ Equity awards granted to executives in a mix of 50% PSUs and 50% RSUs
▪ PSUs granted subject to achievement of multi-year revenue growth, with new vesting and payout terms intended to support executive retention
• Used this performance-oriented pay approach to establish a compensation package for our new CEO, Stephen C. Farrell
• Senior executives did not receive an annual merit increase in 2025, unless they were promoted during 2025

Say-on-Pay Results, Shareholder Engagement and Actions Taken

At the 2025 Annual Meeting, we received significant support for our “say-on-pay” proposal, with over 97% of the votes cast by shareholders in favor of the proposal. The Committee and the Board consider shareholder feedback regarding executive compensation, and as discussed in the proxy statement for our 2025 Annual Meeting, we made a number of changes to our compensation program for 2025 based on input received from shareholders.

2026 Proxy Statement	– 25 –

– Compensation Discussion and Analysis –

Say-on-Pay Proposal 2025 Annual Meeting	97%+ shareholder support

The Company regularly interacts with shareholders throughout the year to discuss our financial results and to offer an opportunity for shareholders to provide their input and feedback, including related to corporate governance matters and executive compensation. Our shareholders expressed concerns about the size and form of the sign-on equity award for Mr. Frinzi when he was hired as our CEO in 2023, prior use of discretion in determining bonus and PSU payout levels, less than a majority of LTI awards being in the form of performance-based awards, and PSUs that duplicate the annual bonus metric and only measure one year of performance.

Our compensation actions for 2025 directly reflect feedback received from shareholders, including:

•
our annual LTI award for 2025, which was granted 50% in RSUs and 50% in PSUs;
•
adopting a new PSU program for 2025 that measures revenue growth over a three-year period, with new vesting and payout terms intended to support executive retention;
•
structuring our annual cash bonus program for 2025 to include goals for revenue, cost controls, gross profit margin, and strategic measures and not using discretion to determine payout levels; and
•
applying the same pay for performance standards in the pay program for Mr. Farrell when he was appointed our CEO in 2025.

Compensation Program Philosophy and Process

We seek to apply the core principles of our compensation philosophy in all pay actions, including:

Targeting awards that will attract, retain, and motivate outstanding leaders that drive positive business results	Rewarding achievement of a mix of near, medium, and longer-term business objectives designed to build and increase shareholder value	Paying for performance and aligning the interests of management with Company shareholders

Our Board and Compensation Committee have sought to establish a compensation program that incentivizes and rewards our management team for achieving or exceeding corporate financial and non-financial goals and also individual objectives.

During 2024, the Committee conducted a request for proposal process for its independent compensation consultant. Following a search process, the Committee engaged Semler Brossy in August 2024 to assist with benchmarking and structuring market-based compensation packages to attract and retain our executives. The Committee assessed the independence of Semler Brossy considering the factors set forth in applicable SEC and Nasdaq rules and concluded no conflicts of interest were raised by the work performed by Semler Brossy for the Committee.

For 2025, Semler Brossy’s services included a review of the Company’s compensation program concerning the CEO and other members of management. In addition, Semler Brossy assisted with compensation matters in 2025 related to the hiring of Mr. Farrell as CEO and the hiring of Ms. Andrews as CFO, as well as compensation matters related to management promotions and retention. Semler Brossy also provided benchmark data and recommendations, including updates to the peer group for the Company’s 2025 compensation program, and assisted with the Company’s analysis of performance-based compensation and the structure for the annual bonus plan and the Company’s PSUs.

2026 Proxy Statement	– 26 –

– Compensation Discussion and Analysis –

The Committee and management periodically review the Radford Global Life Sciences Surveys, as well as benchmark compensation data regarding our peer group. This data is used to assess the general competitiveness of our recruiting and compensation programs, and to assist the Committee and the Board in making compensation decisions. In October 2024, based on the recommendation of Semler Brossy, the Committee approved changes to the Company’s peer group for benchmarking executive pay levels. Four companies included in the 2024 peer group were removed due to their pending and/or completed acquisition. The criteria used to establish the peer group prioritized similar companies with similar revenue and market capitalization. In addition, the Committee approved the removal of four peers that were not aligned with the Company’s revenue and market capitalization and the addition of six companies with similar business, financial, and valuation profiles relative to STAAR, as follows:

Removed as peer due to pending or completed acquisition:	Removed as peer due to revenue or market capitalization disparity:	Added as peer based on business, financial, and valuation profile:
Axonics, Inc.	Globus Medical Inc.	Alphatec Holdings, Inc.
NuVasive Inc.	ICU Medical Inc.	Artivion, Inc.
Shockwave Medical, Inc.	QuidelOrtho Corp.	Avanos Medical, Inc.
Silk Road Medical Inc.	Nevro Corp.	AxoGen, Inc.
RxSight, Inc.
UFP Technologies, Inc.

The updated peer group approved by the Committee for 2025 contains 15 companies in the medical device space that reasonably represented STAAR’s then-current business and financial profile, as follows:

Alphatec Holdings, Inc.	Glaukos Corp.
Artivion, Inc.	LeMaitre Vascular, Inc.
AtriCure, Inc.	Merit Medical Systems, Inc.
Avanos Medical, Inc.	Penumbra, Inc.
AxoGen, Inc.	RxSight, Inc.
Inari Medical, Inc.	Tandem Diabetes Care, Inc.
Inspire Medical Systems, Inc.	UFP Technologies, Inc.
iRhythm Technologies, inc.

We use peer group data as part of our review of the overall appropriateness and competitiveness of our executive compensation program.

Elements of Compensation

The elements of compensation that may be earned by our named executive officers include base salary, annual cash bonus, and equity-based LTI awards. All components of each named executive officer’s compensation are annually reviewed in the context of Company performance and individual performance. The Committee is responsible for reviewing and approving compensation for the Company’s executive leadership, except for the CEO. The Board is responsible for reviewing and approving compensation for the CEO, based on the recommendation of the Committee. The CEO does not participate in the determination of her/his own compensation.

2026 Proxy Statement	– 27 –

– Compensation Discussion and Analysis –

Base Salaries

The Committee, with input from the CEO, reviews, considers and approves base salaries at a level intended to attract and retain the Company’s NEOs. The Committee generally reviews base salaries in the first quarter of each year and approves any changes based upon Company performance, market data, executive team performance, scope of responsibility, and past and potential contributions to our business.

In connection with the leadership changes in early 2025, the Board and the Committee, with the support of Semler Brossy, worked together to establish appropriate base salaries for the Company’s continuing executives and new hires. Based on the input of the Committee and Semler Brossy, the Board approved a base salary rate for Mr. Farrell, who was hired as CEO to succeed Mr. Frinzi in February 2025, of $725,000.

In March 2025, Ms. Andrews was hired as interim CFO to succeed Mr. Williams, and we agreed to pay Ms. Andrews’ salary at a rate of $150,000 per month for March, April and May 2025, after which her salary rate would decrease to $100,000 per month. In June 2025, Ms. Andrews was hired as CFO, and the Board approved a new compensation package for Ms. Andrews that provided for a base salary rate of $495,000, as well as an annual bonus opportunity and eligibility for LTI awards and other benefits. In March 2025, the Board also approved an increase in base salary rates for each of Messrs. Foust and Sisitsky and Dr. Michna in connection with their promotion and elevation to expanded roles. Other senior executives did not receive an annual merit increase for 2025. As discussed above, in March 2025, we split the role of President and CEO, and we promoted Mr. Foust to the expanded role of President and Chief Operating Officer. In addition, we expanded the roles and responsibilities for Dr. Michna, who was promoted to Chief Development Officer, and Mr. Sisitsky, who was promoted to Chief Legal Officer.

The table below reflects the annual base salary rate for each NEO in 2025:

Named Executive Officer	2024 Base Salary ($)	2025 Base Salary as of January 2, 2026 ($)	Percentage Increase

Stephen C. Farrell(1)	—	725,000	—
Deborah Andrews(2)	—	495,000	—
Warren Foust	576,950	600,000	4.00%
Magda Michna	498,275	523,000	4.96%
Nathaniel Sisitsky	470,000	495,000	5.32%
Thomas G. Frinzi(3)	820,000	—	—
Patrick F. Williams(4)	575,429	—	—

(1)
Mr. Farrell was hired as CEO effective February 26, 2025.
(2)
Ms. Andrews was hired as Interim CFO effective March 17, 2025 and was hired as CFO effective June 25, 2025.
(3)
Mr. Frinzi’s employment as CEO was terminated on February 26, 2025.
(4)
Mr. Williams employment as CFO was terminated on March 17, 2025.

Cash Bonuses

A material element of compensation for our NEOs is the opportunity to earn an annual performance-based cash bonus, with payout determined based on achievement of specific corporate financial objectives. The Committee reviews, considers and approves bonus targets for NEOs based on market data and also considers changes in the scope of responsibility and overall performance of NEOs when establishing targets. The Committee generally approves bonus targets for each NEO as a percentage of base salary in the first quarter of each year, and it establishes performance measures and targets for funding of the overall bonus plan.

2026 Proxy Statement	– 28 –

– Compensation Discussion and Analysis –

Based on the input of the Committee and Semler Brossy, the Board approved a bonus target for Mr. Farrell of 100% of his base salary. For 2025, bonus targets as a percentage of base salary for each of Messrs. Foust and Sisitsky and Dr. Michna were not changed from 2024.

The table below reflects base salary rate and target bonus amounts for each NEO in 2025:

Named Executive Officer(1)	Base Salary ($)	Target Bonus Amount ($)		Target Bonus Percentage(2)

Stephen C. Farrell	725,000	725,000		100%
Deborah Andrews	495,000	272,250	(3)	55%
Warren Foust	600,000	420,000		70%
Magda Michna	523,000	261,500		50%
Nathaniel Sisitsky	495,000	272,250		55%

(1)
Mr. Frinzi and Mr. Williams are not included as their employment was terminated in February 2025 and March 2025, respectively, and they were not eligible for a 2025 bonus payment.
(2)
Reflects value of bonus as a percentage of base salary, assuming bonus is paid at 100% of target. There is no minimum or maximum bonus potential for each executive, and the overall bonus pool is capped at 200% of target.
(3)
Reflects target bonus amount for Ms. Andrews based on her full year base salary rate. Ms. Andrews was hired as CFO on June 25, 2025, but it was determined that her bonus would not be prorated to maintain parity across the executive team.

The Committee is responsible for determining the level of funding for the bonus pool based on the Company’s financial results and performance against the pre-established performance measures for the annual bonus plan. The Committee approves the individual bonus payments to the NEOs. For the bonus payout to the CEO, the Committee makes a recommendation to the Board, which is then subject to Board approval. Performance is generally considered based on NEOs’ achievement of goals and objectives for year. The Committee also considers the overall performance of the Company and collective contributions of the NEOs when determining bonus payouts.

Annual Bonus Awards. For fiscal 2025, the Board approved a revised annual bonus plan framework that included financial targets and strategic objectives. In 2024, the annual bonus plan included only financial targets, with bonus funding based on the extent to which STAAR met or exceeded specific targets for revenue and Adjusted EBITDA per share. The Company fell short of the minimum thresholds for revenue and Adjusted EBITDA per share, and based on our results, the Committee determined to fund the bonus pool at 0% for our executives for 2024 and no bonuses were paid to our NEOs under the 2024 bonus plan. With the challenges experienced in fiscal 2024, shareholder feedback on paying for performance, and new leadership, STAAR implemented changes to the annual cash bonus program for 2025. The 2025 bonus plan (the “2025 Bonus Plan”) was weighted 75% to financial targets for (i) revenue (excluding China) (weighted at 25%), (ii) selling, general and administrative (“SG&A”) cost controls (40%), and (iii) gross profit margin (10%). The 2025 Bonus Plan was weighted 25% to strategic objectives, including goals related to the U.S. market (achievement was 75%), China market (100% achievement), and research and development efforts (79% achievement). The Company established the revenue metric excluding China, as revenue from China was expected to be minimal in the first half of the year while distributors worked through excess inventory that had accumulated due to unforeseen macroeconomic conditions. Focusing on revenue ex-China provided a basis to measure the underlying commercial growth of the rest of the business. For each target, the 2025 Bonus Plan established a threshold, target, and maximum, with potential performance between 0%-200%. If Company performance failed to achieve the threshold for a target, that target would be earned at 0%. For performance at or above the maximum, a target would be earned as to 200%.

2026 Proxy Statement	– 29 –

– Compensation Discussion and Analysis –

The table below reflects the 2025 Annual Bonus framework for financial targets (dollars in thousands):

Financial Target Category	Threshold	Target	Maximum	Actual	Achievement Percentage

Revenue excluding China	$151,600	$165,000	$175,000	$161,661	75%
SG&A cost control	$298,000	$240,000	$220,000	$216,218	200%
Gross profit margin	70.00%	72.50%	75.00%	76.20%	200%

The Committee assessed the Company’s performance relative to the financial targets and concluded that the Company delivered revenue (excluding China) between threshold and target, and delivered cost controls and gross profit margin in excess of the maximum set for each. Based on the Company’s financial overperformance in the aggregate, the calculated payout for the portion of the 2025 Bonus Plan based on financial targets was 119% (relative to the 75% weighting for achievement of financial targets). The Committee also assessed the Company’s performance relative to the 2025 Bonus Plan strategic goals and approved the payout for the portion of the 2025 Bonus Plan based on strategic goals at 21% (relative to the 25% weighting for achievement of strategic goals). Accordingly, the Committee approved an overall funding level for the 2025 Bonus Plan at 135%, with the exception of Mr. Sisitsky for the reasons described below.

The Company typically pays the annual bonus in March of each year in connection with the annual compensation planning process, and bonus payments pursuant to the 2025 Bonus Plan were paid on March 13, 2026. Mr. Foust, Ms. Andrews and Dr. Michna each received a bonus payment under the 2025 Bonus Plan equal to 135% of their target bonus amount, as approved by the Board. Although Ms. Andrews was hired as CFO on June 25, 2025, she served as Interim CFO since March 2025, and so she received the full 135% of her target bonus amount in line with other executive team members. Mr. Farrell did not receive a 2025 Bonus Plan payment. In connection with Mr. Farrell’s termination of employment as CEO, Mr. Farrell entered into a separation agreement with the Company, effective January 14, 2026, as discussed further below. The agreement provided, among other things, that Mr. Farrell would not be entitled to receive an annual bonus payment for fiscal 2025. Mr. Sisitsky received a bonus payment equal to 140% of his target bonus amount as was set forth in his separation agreement with the Company, effective February 4, 2026. The table below reflects the bonus amount paid to each NEO under the 2025 Bonus Plan:

Named Executive Officer(1)	Target Bonus Amount ($)	2025 Earned Bonus Payment ($)	Bonus Payment as a Percent of Target Bonus

Stephen C. Farrell(2)	725,000	—	—
Deborah Andrews(3)	272,250	367,538	135.0%
Warren Foust	420,000	567,000	135.0%
Magda Michna	261,500	353,025	135.0%
Nathaniel Sisitsky(4)	272,250	381,150	140.0%

(1)
Mr. Frinzi and Mr. Williams are not included as their employment was terminated in February 2025 and March 2025, respectively, and they were not eligible for a 2025 bonus payment.
(2)
In accordance with Mr. Farrell’s separation agreement, effective January 14, 2026, he did not receive a 2025 bonus payment.
(3)
Reflects target bonus amount for Ms. Andrews based on her full year base salary rate.
(4)
In accordance with Mr. Sisitsky’s separation agreement, effective February 4, 2026, he received a 2025 bonus payment of 140% of his target bonus.

2026 Proxy Statement	– 30 –

– Compensation Discussion and Analysis –

Other Bonus Awards. From time to time, the Committee approves the grant of one-time bonus awards for our executives as sign-on bonus awards, or in connection with special projects, significant accomplishments, promotions, and for retention. In March 2025, the Board approved cash recognition and retention awards to certain members of management, including Messrs. Foust and Sisitsky. Mr. Foust and Mr. Sisitsky received cash recognition and retention awards in the amount of $500,000 and $150,000, respectively. The awards were structured such that 50% of the award was paid in March 2025, with the remaining 50% payable in March 2026. The second installment was paid per the terms of the original retention award.

Long-Term Equity Compensation

The Committee believes that equity-based LTI awards serve to align the interests of the executive officers with the interests of our shareholders. LTI awards may be granted in the form of stock options, restricted shares, RSUs, PSUs, or other types of equity or equity-linked compensation.

With the challenges experienced in fiscal 2024, shareholder feedback on paying for performance, and new leadership, STAAR implemented changes to the annual LTI program for 2025. For 2025, the annual LTI award granted a mix of 50% PSUs and 50% RSUs. We also adopted a new PSU program that measures revenue achievement over a three-year period, with new vesting and payout terms intended to support executive retention, as discussed further below.

STAAR’s Amended and Restated Omnibus Equity Incentive Plan, as amended (the “Plan”) establishes terms for, and provides for the grant and administration of, the Company’s LTI awards, including:

•
Stock Options. When STAAR grants stock options, the exercise price is the closing price of the Company’s common stock on the Nasdaq Global Market on the date of grant. Under the Plan, STAAR may not grant stock options with an exercise price below the fair market value of its common stock on the date of grant. STAAR does not grant stock options with a so-called “reload” feature. When STAAR grants stock options, they typically vest over a three-year period, with one-third of the shares subject to the award vesting on the first anniversary of the date of grant and the remaining two-thirds vesting monthly over the next 24 months. Stock options have a ten-year life. When STAAR grants stock options, the number of shares subject to the option award is determined using the Black-Scholes value on the date of grant.
•
Restricted Stock Units. RSUs represent the right to receive shares of the Company’s common stock in the future. RSUs are time-based awards that vest subject to continued service with the Company. When STAAR grants RSUs, they typically vest ratably over a three-year period, with one-third of the shares subject to the award vesting annually commencing on the first anniversary of the date of grant. The number of shares subject to an RSU award is determined using the market value of the Company’s common stock on the date of grant.
•
Performance Stock Units. PSUs represent the right to receive shares of the Company’s common stock in the future, which vest subject to the achievement of pre-established performance criteria. PSUs are granted based on a target number of shares and can pay out below or above target based on the level of achievement. PSUs will only vest if the Company meets or exceeds the metrics established for the performance criteria for such awards. The number of shares subject to a PSU award is determined using the market value of the Company’s common stock on the date of grant, assuming the award vests at target.

STAAR typically grants executive officers LTI awards in connection with their hiring and then annually thereafter as part of the Company’s annual LTI program. From time to time, the Company may also grant LTI awards in connection with special projects, significant accomplishments, promotions, and for retention. In determining the size of LTI awards for our executives, the Committee considers recommendations of the CEO, peer group data, individual performance, and level of responsibility in the Company. For the CEO’s LTI award, the Committee and Board consider Company and individual performance as well as peer group data.

2026 Proxy Statement	– 31 –

– Compensation Discussion and Analysis –

The Committee generally approves an annual grant of LTI awards for each NEO in the first quarter of each year, determined as a percentage of the NEO’s base salary. The Committee also considers and approves the structure of our LTI program, including the types of awards to be granted, the mix of awards, as well as award terms.

As part of the Company’s cost control efforts, the Committee approved a smaller budget for its LTI program for 2025, and overall, the Company took steps to reduce the value of individual LTI awards. For new hires, including Mr. Farrell and Ms. Andrews, the Committee granted LTI awards with values lower than each of their predecessors and at a lower percentile relative to the peer group. Further, annual LTI award values to management for 2025, including Messrs. Foust and Sisitsky and Dr. Michna, were lower than in 2024.

2025 New Hire Awards. In 2025, the Committee responded to market trends and feedback by reducing executive compensation for new hires. When Mr. Farrell was hired as our CEO effective February 26, 2025, we granted Mr. Farrell LTI awards with a grant date value of $6.8 million, granted 50% in RSUs and 50% in PSUs. We did not grant Mr. Farrell additional LTI awards in connection with our annual compensation process in March 2025. Accordingly, his sign-on LTI awards also served as his annual LTI for 2025. When Ms. Andrews was hired as our CFO effective June 25, 2025, we granted Ms. Andrews LTI awards with a grant date value of $1.4 million, granted 50% in RSUs and 50% in PSUs.

2025 Promotion Awards. In connection with leadership changes in March 2025, which included management departures and a re-alignment of roles and reporting structures following the hiring of Mr. Farrell as CEO, each of Messrs. Foust and Sisitsky and Dr. Michna were promoted and assumed additional responsibilities. The Committee approved a one-time LTI award for Mr. Foust in March 2025 in connection with his promotion to the expanded role of President and Chief Operating Officer, with a grant value of $1.0 million, granted 50% in RSUs and 50% in PSUs. In addition, the Committee approved a one-time LTI award for each of Dr. Michna and Mr. Sisitsky in March 2025 with a grant value of $300,000, granted 50% in RSUs and 50% in PSUs, in connection with their promotions to the roles of Chief Development Officer and Chief Legal Officer, respectively.

Changes to PSU Program for 2025. In 2025, the Committee approved a number of changes to the Company’s PSU program. The Company’s PSU program for years 2022, 2023 and 2024 delivered mixed results, and the Committee worked with Semler Brossy to restructure the PSU program for 2025. The Company failed to achieve the pre-established performance targets for the PSU awards granted in March 2023 and March 2024, and accordingly, these awards terminated unvested and were forfeited by Company executives. The underlying targets for PSU awards granted in March 2022 were achieved at 85% based on 2022 performance, and accordingly, these awards vested as to one third of the shares subject thereto (at 85% of target) in March 2023, 2024, and 2025. Mr. Williams was the only NEO with a March 2022 PSU award, and 2,614 shares subject to his March 2022 PSU award vested in March 2025.

The restructured PSU program for 2025 was designed to incentivize growth over a multi-year period. Under the new PSU program, performance is measured based on the Company’s trailing four-quarter revenue through the end of fiscal 2027. The PSUs were granted based on a target number of shares and can be earned between 0-200% of target based on Company performance. The PSUs were structured into five tranches, each with different targets for trailing four-quarter U.S. GAAP revenue. Trailing four-quarter U.S. GAAP revenue is measured as of the end of each financial quarter, commencing with the fourth quarter of fiscal 2025 and continuing through the fourth quarter of fiscal 2027. If none of the targets are achieved as of the end of fiscal 2027, the PSUs will not be earned and be forfeited. If the first three targets are achieved as of the end of fiscal 2027, the PSUs will be earned at 100% of target. If all five targets are achieved as of the end of fiscal 2027, the PSUs will be earned at 200% of target.

To provide an additional retentive benefit, the PSU terms provide that, if a tranche is earned based on trailing four-quarter revenue as of the end of a financial quarter, the shares subject thereto will vest in two installments. The first installment, representing 50% of the shares subject to the PSU, will vest either (i) on the 15th calendar day of either the second month following the end of such financial quarter, if such quarter is the first, second or third financial quarter of a fiscal year, as applicable; or (ii) the third month following the end of the fourth financial quarter of a fiscal year (each such date, a “Vesting Date”). The second installment, representing the remaining 50% of the shares subject to the PSU, will vest on the

2026 Proxy Statement	– 32 –

– Compensation Discussion and Analysis –

one-year anniversary of the applicable Vesting Date, provided that, all earned PSUs, to the extent not previously vested, shall become vested on March 15, 2028, subject to the recipient’s continued service with the Company through such date.

The Company assessed PSU performance as of the end of the fourth quarter ended January 2, 2026, and as of such date, the Company had not yet hit any of the targets for the PSUs. Under the restructured PSU program for 2025, the PSUs will continue to remain outstanding through the remainder of the performance period, and can still be earned by the Company’s executives in accordance with the terms thereof.

The table below reflects the grant date value of 2025 new hire and annual equity awards granted to each NEO, including the number of shares subject to each award:

Named Executive Officer(1)	Grant Date	Grant Date Fair Value of Equity Award ($)(2)	Restricted Stock Units(3)	Performance Stock Units(4)

Stephen C. Farrell	February 26, 2025	6,836,000	200,000	200,000
Deborah Andrews	June 25, 2025	1,400,016	41,867	41,866
Warren Foust	March 14, 2025	2,000,000	58,651	58,651
Magda Michna	March 14, 2025	1,500,024	43,989	43,989
Nathaniel Sisitsky	March 14, 2025	1,500,024	43,989	43,989

(1)
Mr. Frinzi and Mr. Williams are not included as their employment was terminated in February 2025 and March 2025, respectively, and they did not receive 2025 annual LTI awards.
(2)
Dollar amounts reflect the aggregate grant date fair value with respect to RSUs and PSUs. The fair value of each RSU and PSU was based on the closing price of our common stock on the date of grant.
(3)
RSUs have a three-year vesting schedule, with one-third of the shares subject to the award vesting annually commencing on the first anniversary of the date of grant, subject to continued service through each vesting date.
(4)
Reflects shares subject to PSUs at 100% of target. As discussed above, the PSUs were granted with a potential payout range of 0%-200% of target up to five tranches based on the Company’s financial performance relative to revenue performance targets during the performance period ending December 31, 2027. The 2025 PSUs have not yet vested as revenue performance targets were not met in fiscal 2025.

The table below reflects the one-time 2025 equity awards granted to each of Messrs. Foust and Sisitsky and Dr. Michna on March 14, 2025, in connection with their promotions, as discussed above, including the grant value and number of shares subject to each award:

Named Executive Officer	Grant Date Fair Value of Equity Award ($)(1)	Restricted Stock Units(2)	Performance Stock Units(3)
Warren Foust	1,000,016	29,326	29,326
Magda Michna	300,012	8,798	8,798
Nathaniel Sisitsky	300,012	8,798	8,798

(1)
Dollar amounts reflect the aggregate grant date fair value with respect to RSUs and PSUs. The fair value of each RSU and PSU was based on the closing price of our common stock on the date of grant. With respect to PSUs, reflects grant date value based on shares subject to PSUs at 100% of target.
(2)
RSUs have a three-year vesting schedule, with one-third of the shares subject to the award vesting annually commencing on the first anniversary of the date of grant, subject to continued service through each vesting date.
(3)
Reflects shares subject to PSUs at 100% of target. As discussed above, the PSUs were granted with a potential payout range of 0%-200% of target up to five tranches based on the Company’s financial performance relative to revenue performance targets during the performance period ending December 31, 2027. The 2025 PSUs have not yet vested as revenue performance targets were not met in fiscal 2025.

2026 Proxy Statement	– 33 –

– Compensation Discussion and Analysis –

Change-in-Control and Other Benefits

Change-in-Control Benefits

Our named executive officers will receive certain cash severance and other benefits from STAAR or a successor company if they experience a qualifying termination following a change in control of STAAR. Payments and benefits of this nature are often termed “double trigger” change-in-control benefits. In addition, the Plan provides that, if STAAR has a change in control, unvested equity-based awards will vest immediately unless the surviving company assumes or replaces the awards.

STAAR provides these benefits to help it compete with larger, better-capitalized companies in attracting employees. STAAR also recognizes the retention value of equity-based awards. Change-in-control benefits are intended to do the following:

•
Reinforce the alignment of employee interest with shareholder interests; and
•
Encourage employees to remain with STAAR despite uncertainties while a transaction is under consideration or pending by assuring them that, if they are terminated as a result of a change in control, they will receive continued pay and benefits to cover the disruption in employment.

The specific change-in-control benefits to which each named executive officer is entitled are discussed below under “Compensation Letters, Employment and Other Agreements.”

Severance Arrangements

Each of our named executive officers is entitled to limited continuation of salary and benefits if the officer is terminated under specified circumstances. These arrangements are provided to maintain STAAR’s competitive position in attracting and retaining executive talent and are described further in the section “Compensation Letters, Employment and Other Agreements” below.

Perquisites

In 2025, the named executive officers were afforded the opportunity to undergo an executive health screening and were eligible to be covered under an executive life insurance policy with premiums and costs paid by STAAR. The cost of these limited executive benefits, which are intended to promote the long-term health and financial stability of our executive officers, are shown in the Summary Compensation Table below.

In addition, when we hired Mr. Farrell as CEO in February 2025, we agreed in his CEO employment agreement to reimburse Mr. Farrell up to $250,000 for his reasonable, customary and documented out-of-pocket expenses for travel, temporary lodging and moving expenses incurred during 2025. In accordance with the CEO employment agreement, we reimbursed Mr. Farrell in the amount of $69,091 for such expenses incurred in 2025, which are reported as “All Other Compensation” in the Summary Compensation Table.

Employee Benefits

The named executive officers participate in a variety of retirement, health and paid time-off benefits that are broadly available to STAAR employees, which are designed to enable STAAR to attract and retain its workforce in a competitive marketplace. Health and paid time-off benefits help ensure that STAAR has a productive and focused workforce through reliable and competitive health and other benefits. Retirement savings plans help employees, especially long-serving employees, save and prepare financially for retirement.

2026 Proxy Statement	– 34 –

– Compensation Discussion and Analysis –

STAAR’s qualified 401(k) plan allows all U.S.-based employees to contribute up to the limits imposed by the Internal Revenue Code—$23,500 per employee for 2025 (with an additional $7,500 annual catch-up contribution permitted for those over 50 years of age)—on a pre- or after-tax basis. During 2025 STAAR provided an 80% percent match up to the first 6% of the employee’s eligible contributions. Officers serving outside the U.S. receive pension benefits based on local regulations and standards. These benefits are generally provided to all of our full-time salaried employees and enhanced retirement benefits are not provided to our named executive officers.

Compensation Letters, Employment and Other Agreements

We generally do not enter into employment agreements with executives other than our CEO. As discussed further below, in 2025, we were parties to employment agreements with Mr. Farrell and Mr. Frinzi, each of whom served as CEO in 2025. For our other executives, we typically provide a compensation letter on an annual basis, or in connection with a promotion, that sets forth base salary, bonus opportunity and LTI awards. Among other things, these letters specify that employment of the executive is on an at-will basis. For our CEO, we typically provide for change-in-control severance benefits and general severance benefits in the CEO employment agreement. For each of our other executives, we typically enter into an executive change-in-control agreement and an executive severance agreement, as discussed further below. The information below summarizes our compensation letters, employment and other agreement with each of our named executive officers.

Stephen C. Farrell

Mr. Farrell joined STAAR as our CEO, effective February 26, 2025. In connection with his appointment as our CEO, Mr. Farrell entered into an employment agreement (the “Farrell Agreement”), which provided for the following: (i) base salary at an annual rate of $725,000, (ii) participation in the Company’s annual cash bonus program with a target bonus of 100% of his base salary, (iii) a sign-on LTI award with a grant date value of $6.8 million (x) half of which consists of RSUs, a third of which will vest on each of the first, second and third anniversaries of employment, and (y) half of which consists of PSUs, which vest as to 0%-200% of target in up to five tranches based on the Company’s financial performance relative to revenue performance targets during the performance period ending December 31, 2027 (as discussed above). In addition, the Farrell Agreement provided for reimbursement of up to $250,000 for travel, temporary lodging and relocation expenses incurred during 2025. The Farrell Agreement also established that Mr. Farrell was eligible to participate in all other elements of the Company’s executive compensation and benefits plans. Mr. Farrell did not receive any compensation as a director during his tenure as our CEO.

The Farrell Agreement also provided that, if STAAR terminated Mr. Farrell’s employment for reasons other than cause (as defined in the Farrell Agreement) or Mr. Farrell resigned for good reason (as defined in the Farrell Agreement), he would be entitled to 18 months of base salary from the date of termination payable in 18 monthly installments. Mr. Farrell would also be entitled to reimbursement of 18 months of COBRA premiums for continued group health coverage for himself and his eligible dependents.

In the event of a change in control, if Mr. Farrell resigned within 18 months after the change in control due to a successor company’s failure to offer or maintain him in the position of CEO of the successor company or if he was terminated for reasons other than cause within 12 months of the change in control, then he would be entitled to 24 months of base salary from the date of termination payable in 24 monthly installments, and reimbursement of 24 months of COBRA premiums for continued group health coverage for himself and his eligible dependents, plus an amount equal to his bonus, if any, for the year prior to his termination and an amount equal to his target bonus for the year in which the termination occurs. In addition, all of Mr. Farrell’s outstanding and unvested LTI awards would vest in full.

2026 Proxy Statement	– 35 –

– Compensation Discussion and Analysis –

As noted above, in accordance with the Cooperation Agreement between the Company and Broadwood, Mr. Farrell’s employment as CEO was terminated, without cause, effective January 31, 2026. In January 2026, we entered into a separation agreement and general release with Mr. Farrell. In accordance with the Farrell Agreement, Mr. Farrell’s separation agreement provided for the payment of 18 months of base salary and reimbursement of 18 months of COBRA premiums. Mr. Farrell was not paid a bonus for 2025. To facilitate a smooth transition in leadership, Mr. Farrell agreed to serve as a consultant through January 31, 2027, and the Company agreed to compensate Mr. Farrell at a rate of $45,000 per month during such consulting period. Mr. Farrell’s RSUs and PSUs will continue to be earned, vest and be settled in accordance with their terms during the consulting period, provided that (i) RSUs scheduled to vest on February 26, 2026 vested on such date and all other RSUs were forfeited effective January 31, 2026, and (ii) PSUs will remain outstanding and eligible to vest based on the Company’s achievement of applicable performance goals measured through the quarter ending July 3, 2026. The PSUs, if earned, are subject to a maximum payout of 140,100 shares (70% of target), and shall vest and be settled in accordance with the terms thereof, provided that, any earned PSUs that are not vested and settled by the end of the consulting period, shall not be terminated but shall vest and be settled no later than March 15, 2027.

Deborah Andrews

Ms. Andrews re-joined STAAR as our Interim CFO March 2025, and she was appointed CFO in June 2025. Effective February 1, 2026, Ms. Andrews was appointed Interim Co-CEO, in addition to her existing roles and responsibilities. When Ms. Andrews was hired as our Interim CFO in March 2025, we entered into a letter agreement that provided for her cash compensation and benefits. In June 2025, when Ms. Andrews was hired as CFO, we provided her with a new compensation package, with her base salary, bonus opportunity and LTI awards set forth in a compensation letter. At that time, Ms. Andrews also entered into an executive change-in-control agreement and an executive severance agreement, as discussed further below.

In connection with Ms. Andrews’ appointment as Interim Co-CEO, we granted Ms. Andrews RSUs with a grant date fair value of $375,000. Such RSUs are subject to vesting on August 1, 2026, or such earlier date as determined in accordance with the grant agreement therefor. We entered into an RSU agreement with Ms. Andrews, but we did not otherwise enter into a new agreement with Ms. Andrews with respect to her role as Interim Co-CEO.

Warren Foust

Mr. Foust joined STAAR as our Chief Operating Officer in April 2023, and he was appointed President and Chief Operating Officer in March 2025. Effective February 1, 2026, Mr. Foust was appointed Interim Co-CEO, in addition to his existing roles and responsibilities. Mr. Foust’s base salary, bonus opportunity and LTI awards are set forth in a compensation letter. Mr. Foust is also party to an executive change-in-control agreement and an executive severance agreement, as discussed further below.

In connection with Mr. Foust’s appointment as Interim Co-CEO, we granted Mr. Foust RSUs with a grant date fair value of $375,000. Such RSUs are subject to vesting on August 1, 2026, or such earlier date as determined in accordance with the grant agreement therefor. We entered into an RSU agreement with Mr. Foust, as well as a letter agreement (the “Foust Agreement”) that provides for additional compensation and benefits payable by the Company in the event the Company does not offer Mr. Foust the position of CEO. The Foust Agreement provides that Mr. Foust shall act as Interim Co-CEO until the earlier to occur of (i) August 1, 2026, and (ii) the date on which the Company makes a public announcement of the appointment of a CEO (the “Term”). In the event the Company does not offer Mr. Foust the position of CEO prior to the end of the Term and Mr. Foust resigns from the Company within five (5) days of the end the Term, such resignation shall be deemed a termination for “Good Reason” (an “Interim Co-CEO Good Reason Event”) and Mr. Foust shall be eligible for all applicable payments and benefits under Mr. Foust’s existing executive change-in-control agreement and executive severance agreement, pursuant to the terms and conditions therein. Further, if Mr. Foust’s employment is terminated by the Company without “Cause” (excluding due to death or disability) during the Term, or by Mr. Foust for “Good Reason” during the Term, or within five (5) days of the end the Term due to an Interim Co-CEO

2026 Proxy Statement	– 36 –

– Compensation Discussion and Analysis –

Good Reason Event, Mr. Foust will also receive the following additional payments and benefits: (a) previously granted PSUs that have been earned by Mr. Foust as of such termination date, but not yet vested, shall vest on the earlier of the date such PSUs would have vested in accordance with their terms and March 15, 2027; (b) unvested long-term incentive awards (other than PSU awards) that would otherwise vest based on continued employment by Mr. Foust through August 1, 2026, shall accelerate and vest on such termination date; and (c) if such termination date is prior to March 28, 2026, the payment of the remaining unpaid installment of Mr. Foust’s cash recognition and retention award, in the amount of $250,000.

Magda Michna

Dr. Michna joined STAAR as our Chief Clinical, Regulatory and Medical Affairs Officer in April 2023, and she was appointed Chief Development Officer in March 2025. Dr. Michna’s base salary, bonus opportunity and LTI awards are set forth in a compensation letter. Dr. Michna is also party to an executive change-in-control agreement and an executive severance agreement, as discussed further below.

Nathaniel Sisitsky

Mr. Sisitsky joined STAAR as our SVP, General Counsel in December 2023, and he was appointed Chief Legal Officer in March 2025. Mr. Sisitsky’s base salary, bonus opportunity and LTI awards are set forth in a compensation letter. Mr. Sisitsky is also party to an executive change-in-control agreement and an executive severance agreement, as discussed further below.

As noted above, Mr. Sisitsky’s employment as Chief Legal Officer was terminated without cause effective February 4, 2026. In February 2026, we entered into a separation agreement and general release with Mr. Sisitsky. In accordance with Mr. Sisitsky’s executive severance agreement, Mr. Sisitsky’s separation agreement provided for the payment of 12 months of base salary and reimbursement for up to 12 months of COBRA premiums. Mr. Sisitsky received his bonus for 2025 at 140% of target, consistent with the overall funding level for the 2025 Bonus Plan, as well as the remaining unpaid installment of Mr. Sisitsky’s cash recognition and retention award, in the amount of $75,000. In addition, RSUs previously granted to Mr. Sisitsky that would otherwise vest in March 2026 were accelerated and vested as of February 4, 2026. All other equity awards granted to Mr. Sisitsky, including outstanding stock options, unvested PSUs, and unvested RSUs were forfeited for no consideration as of February 4, 2026. To facilitate a smooth transition of responsibilities for the Company’s legal function, Mr. Sisitsky agreed to serve as a consultant through March 13, 2026, and the Company agreed to compensate Mr. Sisitsky at a rate of $8,000 per week during such consulting period. Mr. Sisitsky was also eligible for a supplemental “Completion Fee” of $10,000 upon the successful completion of the consulting services, which was paid in March 2026.

Thomas G. Frinzi

Thomas G. Frinzi joined STAAR as our President and CEO, effective January 1, 2023. In connection with his appointment as our CEO, Mr. Frinzi entered into an employment agreement (the “Frinzi Agreement”) which provided for the following: (i) base salary at an annual rate of $820,000, (ii) participation in the Company’s annual cash bonus program with a target bonus of 105% of his base salary, (iii) a new hire LTI award with a grant date value of $9.0 million, (x) half of which consists of stock options and a third of which will vest on the one year anniversary of employment and the remainder of which will vest at the rate of 1/24 per month over the following two years, and (y) half of which consists of RSUs, a third of which will vest on each of the first, second and third anniversaries of employment. The Frinzi Agreement also established that Mr. Frinzi was eligible to participate in all other elements of the Company’s executive compensation and benefits plans. Mr. Frinzi did not receive any compensation as a director during his tenure as our CEO.

2026 Proxy Statement	– 37 –

– Compensation Discussion and Analysis –

The Frinzi Agreement also provided that, if STAAR terminated Mr. Frinzi’s employment for reasons other than cause (as defined in the Frinzi Agreement) or Mr. Frinzi resigned for good reason (as defined in the Frinzi Agreement), he would be entitled to 18 months of base salary from the date of termination payable in 18 monthly installments. Mr. Frinzi would also be entitled to reimbursement of 18 months of COBRA premiums for continued group health coverage for himself and his eligible dependents.

In the event of a change in control, if Mr. Frinzi resigned within 18 months after the change in control due to a successor company’s failure to offer or maintain him in the position of CEO of the successor company or if he was terminated for reasons other than cause within 12 months of the change in control, then he would receive the severance benefits described above plus an amount equal to his bonus, if any, for the year prior to his termination and an amount equal to his target bonus for the year in which the termination occurs. In addition, all of Mr. Frinzi’s outstanding and unvested LTI awards would vest in full.

As noted above, in the first quarter of 2025, we made a number of changes to our leadership team, and we took steps to right-size and realign our leadership structure to better address market needs. In February 2025, Mr. Frinzi agreed to step down at the request of the Board as President and CEO and a member of the Board, and we hired Mr. Farrell as CEO. In February 2025, we entered into a separation agreement and general release with Mr. Frinzi pursuant to which he will receive the severance benefits provided in the Frinzi Agreement for termination without cause. To facilitate a smooth transition in leadership, Mr. Frinzi agreed to serve as an advisor to Mr. Farrell, the Board and the executive management team through January 26, 2026. The Company entered into a consulting agreement with Mr. Frinzi in February 2025, which provided for compensation at a rate of $45,000 per month during such consulting period. Mr. Frinzi’s stock options were forfeited effective February 26, 2025, and his RSUs continued to be earned, vest, and be settled in accordance with their terms during the consulting period.

Patrick Williams

Mr. Williams joined STAAR as our CFO in July 2020. Mr. Williams’ base salary, bonus opportunity and LTI awards were set forth in a compensation letter. Mr. Williams was also party to an executive change-in-control agreement and an executive severance agreement, as discussed further below.

As noted above, Mr. William’s employment as CFO was terminated without cause effective March 17, 2025. In March 2025, we entered into a separation agreement and general release with Mr. Williams. In accordance with Mr. Williams’ executive severance agreement, Mr. Williams’ separation agreement provided for the payment of 12 months of base salary and reimbursement for up to 12 months of COBRA premiums. To facilitate a smooth transition of responsibilities, Mr. Williams agreed to serve as a consultant for a period of three months, at his then current salary rate of $47,917 per month.

Executive Change-in Control Agreements

As discussed above, STAAR has entered into executive change-in-control agreements with certain executive officers and other key employees, including Ms. Andrews, Messrs. Foust and Sisitsky, and Dr. Michna, that provide cash and other severance benefits if there is a change in control of the Company. Under the executive change-in-control agreements, if the executive’s employment is terminated by the Company without cause within 12 months after a change in control of STAAR, or if the executive resigns for good reason within 15 months after a change in control of STAAR, the executive will receive the following, subject to the execution of a release of claims:

•
a payment equal to such named executive officer’s base salary for 12 months at the greater of the rate applicable at the time of termination or the rate applicable immediately prior to the announcement of the change in control, payable in a lump sum;
•
a payment equal to such year’s target cash bonus amount, plus the greater of the amount of any bonus accrued in the year of termination and the amount of the previous year’s bonus, prorated for the length of executive’s service during the year of termination, payable in a lump sum; and
•
one year’s continuation of group health and dental benefits at no greater cost to the executive than the cost in effect prior to the termination date.

2026 Proxy Statement	– 38 –

– Compensation Discussion and Analysis –

In addition, pursuant to the executive change-in-control agreements, if any payments or benefits would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and benefits will be payable in full or reduced so that no portion is subject to the excise tax, whichever results in the greater net after-tax benefit to the executive.

Executive Severance Agreements

As discussed above, STAAR has entered into executive severance agreements with certain executive officers and other key employees, including Ms. Andrews, Messrs. Foust and Sisitsky, and Dr. Michna, that provided cash and other severance benefits if the executive’s employment was terminated without cause or the executive resigned for good reason (except in connection with a change in control of STAAR). The executive severance agreements provide for different levels of benefits depending on whether the executive is a Vice President, Senior Vice President, or C-level executive. During 2025, each of Ms. Andrews, Messrs. Foust, Sisitsky and Williams, and Dr. Michna were C-level executives and were eligible to receive 12 months of benefits. The executive severance agreements provide that our named executive officers will be eligible to receive the following, subject to the execution of a release of claims:

•
a payment equal to such named executive officer’s base salary for 12 months at the rate applicable at the time of termination, payable in a lump sum;
•
continuation of group health and dental benefits for up to 12 months at no greater cost to the executive than the cost in effect prior to the termination date.

In the context of the executive change-in-control agreements and executive severance agreements, resignation “for good reason” generally means that an employer has adversely changed the officer’s salary, location or other terms and conditions of employment to such a degree that the executive is entitled to voluntarily resign and to receive severance benefits.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management this Compensation Discussion and Analysis. Based on its review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee*

Louis E. Silverman (Chair)

Richard T. LeBuhn

Christopher M. Wang

May 4, 2026

* Reflects the current members of the Compensation Committee as of the date of this Proxy Statement. The following directors served on the Compensation Committee during 2025: Arthur Butcher, Aimee S. Weisner, Elizabeth Yeu, M.D., and Lilian Y. Zhou. Mr. Butcher and Ms. Zhou stepped down from the Compensation Committee in January 2026, in connection with changes to Board Committee composition and leadership. Ms. Weisner’s service as a director ended in June 2025, and Dr. Yeu’s service as a director ended in January 2026. Each of these prior Committee members participated in the review and discussion of the matters set forth in the Compensation Committee Report, as applicable during the time they served on the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended January 2, 2026, the following individuals served as members of the Compensation Committee: Arthur Butcher, Aimee S. Weisner, Elizabeth Yeu, M.D., and Lilian Zhou. At the time of their service as a member of the Compensation Committee, each of the foregoing individuals was a non-employee director. No member of the Compensation Committee had a relationship that would constitute an interlocking relationship as defined by SEC rules for the fiscal year ended January 2, 2026.

2026 Proxy Statement	– 39 –

COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the compensation of the named executive officers for each of the three fiscal years ended January 2, 2026, December 27, 2024 and December 29, 2023, respectively.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)(4)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)

Stephen C. Farrell(7)	2025	580,000	—	6,836,000	—	—	106,385	7,522,385
Chief Executive Officer
Deborah Andrews(8)	2025	810,173	—	1,400,016	—	367,538	4,684	2,582,411
Chief Financial Officer
Warren Foust	2025	594,238	250,000	3,000,016	—	567,000	29,410	4,440,664
President and	2024	570,731	—	1,846,242	461,558	—	25,138	2,903,669
Chief Operating Officer	2023	359,615	—	1,374,986	1,374,997	128,333	12,361	3,250,292
Magda Michna	2025	516,819	—	1,800,036	—	353,025	25,872	2,695,752
Chief Development Officer	2024	492,904	60,000	1,395,164	348,785	—	16,830	2,313,683

Nathaniel Sisitsky(9)	2025	488,750	75,000	1,800,036	—	381,150	21,026	2,765,962
Chief Legal Officer and	2024	470,000	—	1,315,970	328,991	—	16,974	2,131,935
Corporate Secretary
Thomas G. Frinzi(10)	2025	167,154	—	—	—	—	1,088,761	1,255,915
Former President and Chief	2024	820,000	—	5,600,004	1,399,993	—	1,219	7,821,216
Executive Officer	2023	788,462	—	4,499,989	4,500,006	430,500	1,624	10,220,581
Patrick F. Williams(11)	2025	146,070	—	—	—	—	780,871	926,941
Former Chief Financial Officer	2024	569,226	—	1,841,349	460,340	—	27,974	2,898,889
	2023	541,385	—	1,379,960	689,991	178,279	27,254	2,816,869

(1)
Dollar amounts in the Bonus column reflect bonus awards granted separately from the Company’s annual cash bonus program, which are reported in the Non-Equity Incentive Plan Compensation column. For 2025, amounts for Messrs. Foust and Sisitsky reflect cash recognition and retention bonus awards. As discussed in the CD&A section above, Mr. Foust and Mr. Sisitsky received cash recognition and retention awards in the amount of $500,000 and $150,000, respectively. The awards were structured such that 50% of the award was paid in March 2025, with the remaining 50% payable in March 2026. Amounts reflect the portion paid in 2025. For 2024, the amount for Dr. Michna reflects a special bonus in the amount of $60,000 related to her efforts on a key Company strategic initiative to seek regulatory clearances in key regions that would expand the approved labeling for the Company’s ICLs so that our ICLs could be marketed and sold to more potential patients.
(2)
Dollar amounts in the Stock Awards and Option Awards columns reflect the aggregate grant date fair value with respect to Stock Awards and Option Awards calculated in accordance with FASB ASC Topic 718. The fair value of each Option Award was estimated using a Black-Scholes option valuation model, and the fair value of each Stock Award was based on the closing price of our common stock on the date of grant. Assumptions used in the calculation of these amounts are included in Note 12 to STAAR’s audited consolidated financial statements for the fiscal year ended January 2, 2026 included in STAAR’s Annual Report on Form 10-K.

2026 Proxy Statement	– 40 –

– Compensation Tables –

(3)
The dollar amounts in the Stock Awards column include amounts related to restricted stock units (RSUs) and performance stock units (PSUs) assuming payout at 100% of target. PSU payouts are capped at 200% of target. The maximum value at the grant date of the 2025 PSUs, assuming the highest level of performance is achieved, is as follows (as described above, these awards have not yet vested as the revenue performance targets were not met in 2025):

Named Executive Officer	Maximum Value of PSUs ($)

Stephen C. Farrell	6,836,000
Deborah Andrews	1,399,999
Warren Foust	3,000,016
Magda Michna	1,800,037
Nathaniel Sisitsky	1,800,037
Thomas G. Frinzi	—
Patrick F. Williams	—

(4)
The dollar amounts in the Stock Awards column for 2025 for each of Messrs. Foust and Sisitsky and Dr. Michna reflect annual LTI awards and LTI awards granted in connection with their promotions, as discussed in the CD&A section above. These amounts reflect RSUs and PSUs assuming payout at 100% of target.
(5)
The dollar amounts in the Non-Equity Incentive Compensation column reflect bonus payments under the Company’s annual cash bonus program. For 2025, reflects bonuses paid in March 2026 pursuant to the 2025 Bonus Plan. See the CD&A sections above entitled “Elements of Compensation - Annual Cash Bonuses” and “Annual Bonus Awards” for a discussion of the 2025 Bonus Plan.
(6)
Each element of “All Other Compensation” for 2025 is quantified in the table below. As set forth below, Mr. Farrell received director fees for his service as Board member in 2025. Such amounts reflect the Board compensation earned by Mr. Farrell as a non-employee director through February 26, 2025. Upon our hiring of Mr. Farrell as CEO, he ceased to be eligible for compensation as a director.

Named Executive Officer	Severance ($)	Consulting Fees ($)	Director Fees ($)	Relocation Costs ($)	Insurance Premiums ($)	Company Contributions to 401(k) Plans ($)	Total ($)

Stephen C. Farrell	—	—	18,956	69,091	1,538	16,800	106,385
Deborah Andrews	—	—	—	—	2,872	1,812	4,684
Warren Foust	—	—	—	—	12,610	16,800	29,410
Magda Michna	—	—	—	—	9,072	16,800	25,872
Nathaniel Sisitsky	—	—	—	—	4,226	16,800	21,026
Thomas G. Frinzi	683,334	405,000	—	—	427	—	1,088,761
Patrick F. Williams	626,893	143,751	—	—	3,073	7,154	780,871

(7)
Mr. Farrell was hired as CEO effective February 26, 2025. As discussed in the CD&A section above, Mr. Farrell’s employment was terminated effective January 31, 2026. Mr. Farrell did not receive a bonus under the 2025 Bonus Plan. In January 2026, we entered into a separation agreement and general release with Mr. Farrell, pursuant to which he will receive 18 months of base salary and reimbursement of 18 months of COBRA premiums. We also entered into a consulting agreement with Mr. Farrell through January 31, 2027. The Company agreed to compensate Mr. Farrell at a rate of $45,000 per month during such consulting period, during which his LTI awards will continue to be earned, vest and be settled, as further discussed in the CD&A section above.
(8)
As discussed in the CD&A section above, Ms. Andrews was hired as our interim CFO in March 2025, and she was subsequently hired as our CFO in June 2025. As interim CFO, we agreed to provide Ms. Andrews with cash compensation at a rate of $150,000 per month for March – May and $100,000 per month thereafter. In June 2025, when Ms. Andrews was hired as CFO, we provided her with a new compensation package with a base salary rate of $495,000 per year, as well as an annual bonus opportunity and LTI awards. Ms. Andrews’ salary for 2025 reflects amounts earned as interim CFO and as CFO.
(9)
As discussed in the CD&A section above, Mr. Sisitsky’s employment was terminated effective February 4, 2026. Mr. Sisitsky received his bonus under the 2025 Bonus Plan in March 2025. In February 2026, we entered into a separation agreement and general release with Mr. Sisitsky, pursuant to which he received a lump sum payment for 12 months of base salary, plus reimbursement for up to 12 months of COBRA premiums. We also entered into a consulting agreement with Mr. Sisitsky through March 13, 2026. The Company agreed to compensate Mr. Sisitsky at a rate of $8,000 per week during such consulting period, plus an additional $10,000 “completion fee”, as further discussed in the CD&A section above.
(10)
As discussed in the CD&A section above, Mr. Frinzi’s employment was terminated effective February 26, 2025. In February 2025, we entered into a separation agreement and general release with Mr. Frinzi, pursuant to which he will receive 18 months of base salary. We also entered into a consulting agreement with Mr. Frinzi through January 26, 2026. The Company agreed to compensate Mr. Frinzi at a rate of $45,000 per month during such consulting period, during which his RSU awards will continue to vest and be settled, as further discussed in the CD&A section above.
(11)
As discussed in the CD&A section above, Mr. Williams’ employment was terminated effective March 17, 2025. In March 2025, we entered into a separation agreement and general release with Mr. Williams, pursuant to which he received a lump sum payment for 12 months of base salary, plus reimbursement for up to 12 months of COBRA premiums. We also entered into a consulting agreement with Mr. Williams through June 17, 2025. The Company agreed to compensate Mr. Williams at his then-current salary rate of $47,917 per month during such consulting period.

2026 Proxy Statement	– 41 –

– Compensation Tables –

Grants of Plan-Based Awards for Fiscal Year Ended January 2, 2026

The following table provides information on stock and option awards granted in 2025 to each of STAAR’s named executive officers and potential payouts for non-equity incentive plan awards under the 2025 Bonus Plan. Actual cash bonus payments made for 2025 are shown in the Bonus column of the Summary Compensation Table above.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards(2)	Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards:	Grant Date Fair Value of Stock and Option
Name(1)	Grant Date	Target ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Units(4) (#)	Awards(5) ($)

Stephen C. Farrell
2025 Annual Bonus		725,000	—	—	—	—	—
2025 New Hire RSUs	2/26/2025	—	—	—	—	200,000	3,418,000
2025 New Hire PSUs	2/26/2025	—	100,000	200,000	400,000	—	3,418,000
Deborah Andrews
2025 Annual Bonus		272,250	—	—	—	—	—
2025 New Hire RSUs	6/25/2025	—	—	—	—	41,867	700,016
2025 New Hire PSUs	6/25/2025	—	20,933	41,866	83,732	—	700,000
Warren Foust
2025 Annual Bonus		420,000	—	—	—	—	—
2025 Annual RSUs	3/14/2025	—	—	—	—	58,651	1,000,000
2025 Promotion RSUs	3/14/2025	—	—	—	—	29,326	500,008
2025 Annual PSUs	3/14/2025	—	29,326	58,651	117,302	—	1,000,000
2025 Promotion PSUs	3/14/2025	—	14,663	29,326	58,652	—	500,008
Magda Michna
2025 Annual Bonus		261,500	—	—	—	—	—
2025 Annual RSUs	3/14/2025	—	—	—	—	43,989	750,012
2025 Promotion RSUs	3/14/2025	—	—	—	—	8,798	150,006
2025 Annual PSUs	3/14/2025	—	21,995	43,989	87,978	—	750,012
2025 Promotion PSUs	3/14/2025	—	4,399	8,798	17,596	—	150,006
Nathaniel Sisitsky
2025 Annual Bonus		272,250	—	—	—	—	—
2025 Annual RSUs	3/14/2025	—	—	—	—	43,989	750,012
2025 Promotion RSUs	3/14/2025	—	—	—	—	8,798	150,006
2025 Annual PSUs	3/14/2025	—	21,995	43,989	87,978	—	750,012
2025 Promotion PSUs	3/14/2025	—	4,399	8,798	17,596	—	150,006

(1)
Mr. Frinzi and Mr. Williams are not included as their employment was terminated in February 2025 and March 2025, respectively, and were not granted any equity awards in 2025.
(2)
Reflects target cash bonuses under the 2025 Bonus Plan. While the total potential bonus pool was capped at 200% of the aggregate total bonus pool funding, there were no minimum or maximum thresholds established for each executive. We have therefore only reported the target amounts consistent with SEC rules. Bonus target amount for Ms. Andrews reflects full year target based on her full year base salary rate.
(3)
For the 2025 new hire, annual, and promotion PSU awards, the PSUs were granted with a potential payout range of 0%-200% of target up to five tranches based on the Company’s financial performance relative to revenue performance targets during the performance period ending December 31, 2027. The 2025 PSUs have not yet vested as revenue performance targets were not met in fiscal 2025.
(4)
The 2025 new hire, annual, and promotion RSU awards have a three-year vesting schedule, with one-third vesting on the first three anniversaries of the date of grant, subject to continued service.
(5)
Reflects the aggregate grant date fair value with respect to Stock Awards granted during fiscal year 2025, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to STAAR’s audited consolidated financial statements for the fiscal year ended January 2, 2026, included in STAAR’s Annual Report on Form 10-K.

2026 Proxy Statement	– 42 –

– Compensation Tables –

Outstanding Equity Awards at Fiscal Year-End January 2, 2026

The following table shows the number of shares covered by exercisable and unexercisable options and unvested shares of restricted stock, RSUs and PSUs held by STAAR’s named executive officers on January 2, 2026. The market value of the stock awards was determined based on the closing price of a share of common stock on January 2, 2026, which was $23.60.

		Option Awards					Stock Awards
	Award Grant	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price	Option Expiration		Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name(7)	Date	Exercisable	Unexercisable	($)	Date(1)		(#)		($)	(#)		($)
Stephen C. Farrell	6/13/2017	19,841	—	9.60	6/12/2027	(3)	—		—	—		—
	3/15/2018	1,206	—	16.15	3/14/2028	(3)	—		—	—		—
	6/20/2019	8,536	—	29.39	6/19/2029	(3)	—		—	—		—
	6/24/2021	850	—	154.96	6/23/2031	(3)	—		—	—		—
	6/16/2022	5,765	—	62.10	6/15/2032	(3)	—		—	—		—
	6/15/2023	3,127	—	52.67	6/14/2033	(3)	—		—	—		—
	12/29/2023	—	—	—			921	(5)	21,736	—		—
	6/20/2024	4,010	—	40.11	6/19/2034	(3)	—		—	—		—
	2/26/2025	—	—	—			200,000	(2)	4,720,000	—		—
	2/26/2025	—	—	—			—		—	200,000	(6)	4,720,000
Deborah Andrews	6/25/2025	—	—	—			41,867	(2)	988,061	—		—
	6/25/2025	—	—	—			—		—	41,866	(6)	988,038
Warren Foust	5/8/2023	32,349	5,218	67.63	5/7/2033	(4)	—		—	—		—
	5/8/2023	—	—	—			6,777	(2)	159,937	—		—
	3/12/2024	12,813	9,153	37.64	3/11/2034	(4)	—		—	—		—
	3/12/2024	—	—	—			16,350	(2)	385,860	—		—
	3/14/2025	—	—	—			87,977	(2)	2,076,257	—		—
	3/14/2025	—	—	—			—		—	87,977	(6)	2,076,257
Magda Michna	5/8/2023	22,350	3,605	67.63	5/7/2033	(4)	—		—	—		—
	5/8/2023	—	—	—			4,683	(2)	110,519	—		—
	3/12/2024	9,682	6,917	37.64	3/11/2034	(4)	—		—	—		—
	3/12/2024	—	—	—			12,356	(2)	291,602	—		—
	3/14/2025	—	—	—			52,787	(2)	1,245,773	—		—
	3/14/2025	—	—	—			—		—	52,787	(6)	1,245,773
Nathaniel Sisitsky	12/11/2023	26,573	13,287	32.14	12/10/2033	(4)	—		—	—		—
	12/11/2023	—	—	—			7,312	(2)	172,563	—		—
	3/12/2024	9,133	6,524	37.64	3/11/2034	(4)	—		—	—		—
	3/12/2024	—	—	—			11,654	(2)	275,034	—		—
	3/14/2025	—	—	—			52,787	(2)	1,245,773	—		—
	3/14/2025	—	—	—			—		—	52,787	(6)	1,245,773
Thomas G. Frinzi(8)	1/1/2023	—	—	—			29,269	(2)	690,748	—		—
	3/12/2024	—	—	—			24,796	(2)	585,186	—		—

(1)
Stock options expire ten years from date of grant.
(2)
RSU awards have a three-year vesting schedule, with one-third vesting on the first three anniversaries of the date of grant, subject to continued service.
(3)
Stock options granted to Mr. Farrell as part of our non-employee director compensation program in 2017 through 2024. These stock options vested 100% on the one-year anniversary of the grant date.
(4)
Stock options have a three-year vesting schedule, with one-third vesting on the first anniversary of the date of grant and the remaining vesting monthly over 24 months, subject to continued service.
(5)
RSUs received in lieu of Board fees for a portion of 2023 non-employee director compensation. The vesting of these RSUs was deferred.
(6)
For the 2025 annual PSU awards and promotion PSU awards, the PSUs were granted with a potential payout range of 0%-200% of target up to five tranches based on the Company’s financial performance relative to revenue performance targets during the performance period ending December 31, 2027. The 2025 PSUs have not yet vested as revenue performance targets were not met in fiscal 2025. Dollar amounts reflect PSUs assuming payout at 100% of target.
(7)
Mr. Williams is not included as his employment was terminated in March 2025, and as of January 2, 2026, he did not hold any exercisable or unexercisable options, unvested shares of restricted stock, RSUs, or PSUs.
(8)
Mr. Frinzi’s employment ended February 2025, however his consulting agreement continued until January 2026, during which time his stock awards continued vesting.

2026 Proxy Statement	– 43 –

– Compensation Tables –

Option Exercises and Stock Vested During Fiscal Year-Ended January 2, 2026

The table below shows the number of shares of STAAR common stock acquired by named executive officers during 2025 on the exercise of options, and the number of shares of stock subject to stock awards that vested in 2025 for each named executive officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Stephen C. Farrell	20,000	224,500	2,244	37,811
Deborah Andrews	—	—	—	—
Warren Foust	—	—	14,952	279,505
Magda Michna	—	—	10,859	202,625
Nathaniel Sisitsky	—	—	13,139	285,346
Thomas G. Frinzi	—	—	54,064	1,164,565
Patrick F. Williams	—	—	17,903	330,889

(1)
The dollar amounts shown are determined by multiplying the number of shares subject to restricted stock, RSUs and PSUs that vested during the year by the per-share closing price of the Company’s common stock on the vesting date.

Potential Payments Upon Termination or Change-In-Control Estimates as of January 2, 2026

The table below estimates the potential termination and change-in-control payments and benefits that our named executive officers would have been entitled to receive under their employment agreements if one of the following events had occurred on January 2, 2026:

•
termination of employment by STAAR without cause, or by the named executive officer for good reason, prior to a change in control;
•
termination of employment by STAAR without cause, or by the named executive officer for good reason, following a change in control; and
•
a change in control of STAAR, without termination of the named executive officer.

STAAR is providing this information on a hypothetical basis in accordance with the regulations of the SEC. There can be no assurance that a change in control would produce the same or similar results as those described if it occurs on any other date, or if any assumption is correct when the actual event occurs. Termination for “good reason” generally means that an employer has adversely changed the terms and conditions of employment to such a degree that the executive, under the specific terms of his or her agreement, is entitled to voluntarily resign and to receive severance benefits.

2026 Proxy Statement	– 44 –

– Compensation Tables –

The information in the following table reflects potential termination and change-in-control payments and benefits for Messrs. Farrell, Foust and Sisitsky, Ms. Andrews, and Dr. Michna. As Mr. Frinzi and Mr. Williams received termination payments and benefits in 2025 in connection with their termination of employment in February 2025 and March 2025, respectively, information about their actual termination payments and benefits is provided separately below.

Name	Benefit(1)	Termination without Cause or for Good Reason without a Change in Control ($)		Termination without Cause or for Good Reason following Change in Control ($)(2)		Change in Control (no termination) ($)(2)

Stephen C. Farrell(5)	Severance	1,087,500	(3)	2,537,500	(3)	—
	COBRA	55,804		55,804		—
	Equity acceleration(4)	—		9,748,494		9,748,494
Deborah Andrews	Severance	495,000	(3)	1,039,500	(3)	—
	COBRA	29,978		29,978		—
	Equity acceleration(4)	—		1,976,099		1,976,099
Warren Foust	Severance	600,000	(3)	1,440,000	(3)	—
	COBRA	37,203		37,203		—
	Equity acceleration(4)	—		4,698,312		4,698,312
Magda Michna	Severance	523,000	(3)	1,046,000	(3)	—
	COBRA	14,823		14,823		—
	Equity acceleration(4)	—		2,893,667		2,893,667
Nathaniel Sisitsky(6)	Severance	495,000	(3)	1,039,500	(3)	—
	COBRA	37,203		37,203		—
	Equity acceleration(4)	—		2,939,144		2,939,144
(1)
Mr. Farrell’s CEO employment agreement and Mr. Frinzi’s CEO employment agreement each provided that severance benefits shall be payable in monthly installments. The Company’s standard severance agreement and change-in-control agreement with its other executives provide that severance benefits shall be payable in a lump sum.
(2)
Assumes that following a change in control the acquirer or surviving company has not assumed the named executive officer’s outstanding equity awards. If the acquirer or surviving company assumes the equity awards issued under the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended, the equity awards will continue to vest in accordance with their original terms.
(3)
In the case of a termination without Cause or for Good Reason without a Change in Control, severance payments reflect amounts for base salary (18 months for Mr. Farrell, 12 months for Messrs. Foust and Sisitsky, Ms. Andrews and Dr. Michna). For such a termination following a Change in Control, severance payments also include amounts for bonus (prior year and current year target bonus amounts paid out at 100% achievement).
(4)
Reflects acceleration of unvested stock options, RSUs, and PSUs based on a Company stock price of $23.60 per share (the closing price on January 2, 2026). PSUs with remaining performance conditions are presented assuming they are paid out at 100% of target.
(5)
As discussed in the CD&A section above, Mr. Farrell’s employment was terminated effective January 31, 2026. Mr. Farrell did not receive a bonus under the 2025 Bonus Plan. In January 2026, we entered into a separation agreement and general release with Mr. Farrell, pursuant to which he will receive 18 months of base salary and reimbursement of 18 months of COBRA premiums. We also entered into a consulting agreement with Mr. Farrell through January 31, 2027. The Company agreed to compensate Mr. Farrell at a rate of $45,000 per month during such consulting period, during which his LTI awards will continue to be earned, vest and be settled, as further discussed in the CD&A section above.
(6)
As discussed in the CD&A section above, Mr. Sisitsky’s employment was terminated effective February 4, 2026. Mr. Sisitsky received his bonus under the 2025 Bonus Plan in March 2025. In February 2026, we entered into a separation agreement and general release with Mr. Sisitsky, pursuant to which he received a lump sum payment for 12 months of base salary, plus reimbursement for up to 12 months of COBRA premiums. We also entered into a consulting agreement with Mr. Sisitsky through March 13, 2026. The Company agreed to compensate Mr. Sisitsky at a rate of $8,000 per week during such consulting period, plus an additional $10,000 “completion fee”, as further discussed in the CD&A section above.

2026 Proxy Statement	– 45 –

– Compensation Tables –

Thomas G. Frinzi

As noted in the CD&A section above, in February 2025, Mr. Frinzi agreed to step down at the request of the Board as President and CEO and a member of the Board, and we hired Mr. Farrell as CEO. As Mr. Frinzi’s employment with the Company was terminated on February 26, 2025, he is not included in the potential payments table above. In accordance with his CEO employment agreement, his actual payments upon termination of employment consisted of 18 months of base salary payable over 18 months ($1,230,000). Mr. Frinzi agreed to waive and forego the severance benefits provided in his CEO employment agreement with respect to the reimbursement of COBRA premiums.

In addition to his severance benefits, to facilitate a smooth transition in leadership, Mr. Frinzi agreed to serve as an advisor to Mr. Farrell, the Board and the executive management team through January 26, 2026. The Company entered into a consulting agreement with Mr. Frinzi in February 2025, which provides for compensation at a rate of $45,000 per month during such consulting period. Mr. Frinzi’s stock options were forfeited effective February 26, 2025, and his RSUs continued to be earned, vest and be settled in accordance with their terms during the consulting period. An aggregate of 29,269 shares subject to outstanding RSUs vested during such consulting period.

Patrick Williams

As noted in the CD&A section above, in 2025, STAAR made a number of changes to our leadership team, and we took steps to right-size and realign our leadership structure to better address market needs. As a result, in March 2025, several management roles were eliminated, and several members of management left STAAR, including Mr. Williams. As Mr. Williams’ employment with the Company was terminated on March 17, 2025, he is not included in the potential payments table above. In accordance with his executive severance agreement, his actual payments upon termination consisted of 12 months base salary payable in a lump sum ($575,429), plus a lump sum payment for reimbursement of COBRA premiums ($51,464).

In addition to his severance benefits, to facilitate a smooth transition of responsibilities, Mr. Williams agreed to serve as a consultant for a period of three months, at his then current salary rate of $47,917 per month.

2026 Proxy Statement	– 46 –

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about the equity compensation outstanding and the shares available for issuance under STAAR’s equity plans as of the close of business on January 2, 2026:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Weighted Remaining Contractual Life of Outstanding Options, Warrants and Rights (c)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (d)

Equity Compensation Plans Approved by Shareholders	3,977,207	(1)	44.85	(2)	6.13	(3)	1,310,727
Equity Compensation Plans Not Approved by Shareholders	—		—		—		—

(1)
Represents awards granted under the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended. Consists of 1,715,726 options, 1,459,190 RSUs and 802,291 PSUs. PSUs with remaining performance conditions are presented assuming they are paid out at 100% of target.
(2)
Represents the weighted average exercise price of outstanding stock options.
(3)
Represents the weighted average remaining contractual life of outstanding stock options.

2026 Proxy Statement	– 47 –

PAY RATIO DISCLOSURE

STAAR compensation philosophy is to pay our worldwide employees competitively with similar positions, talent and experience in the applicable labor market. STAAR follows this philosophy regardless of the geographic location where we hire employees and regardless of the role; whether at the executive, mid-management, professional or hourly level. STAAR utilizes competitive bench-marking data to regularly validate our target compensation range within each respective market place and within each respective employment role. By doing so STAAR believes we maintain an appropriately compensated, qualified and motivated workforce.

As a result of the rules the SEC adopted under the Dodd-Frank Act, STAAR is providing the following disclosure about the ratio of the total annual compensation of our CEO compared to the total annual compensation of the median compensated employee within our worldwide workforce. Our assessment produced the following:

•
the median of the annual total compensation of all worldwide employees, excluding the CEO, was $89,344;
•
the annual total compensation reported for the CEO in the Summary Compensation Table was $7,522,385. Since Mr. Farrell began serving as the Company’s CEO effective February 26, 2025, as permitted by Instruction 10 to Item 402(u) of Regulation S-K, for pay ratio purposes, Mr. Farrell’s compensation was annualized to represent his compensation as if he were CEO for the entire 2025 fiscal year. We annualized Mr. Farrell’s total compensation as follows:

Summary Compensation Table Components	Actual Values from Summary Compensation Table ($)	For CEO Pay Ratio: Annualized Values ($)	Rationale

Salary	580,000	725,000	Annualized salary
Bonus	—	978,750	Annualized bonus, if awarded
Stock Awards	6,836,000	6,836,000
Option Awards	—	—
Non-Equity Incentive Plan Compensation	—	—
All Other Compensation	106,385	106,751	Annualized insurance premiums
Total CEO Pay	7,522,385	8,646,501

•
based on the above, the ratio of our CEO’s annual compensation to that of our median employee is 97:1. In light of the additional equity compensation awarded to Mr. Farrell in 2025 as a sign-on award, the 2025 pay ratio may be higher than the pay ratio in future years.

2026 Proxy Statement	– 48 –

– Pay Ratio Disclosure –

We identified our median compensated employee by calculating the total compensation of our employees of record as of December 31, 2025, using year end payroll records and including the following compensation elements:

•
base salary;
•
commissions paid;
•
bonuses paid;
•
stock compensation (valued on March 14, 2025— the grant date of annual equity awards awarded to certain employees);
•
insurance costs paid; and
•
allowances paid (e.g., housing, travel, etc.).

Because the SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2026 Proxy Statement	– 49 –

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company provides the following disclosure regarding executive compensation for its principal executive officer (“PEO”) and Non-PEO NEOs and the Company performance for each of fiscal years 2025, 2024, 2023, 2022 and 2021. The 2025 Compensation Committee did not solely rely on this pay versus performance disclosure in making its pay decisions for any of the fiscal years shown.

									Value of Initial Fixed Investments based on:(4)
Year (a)	Summary Compen- sation Table Total for PEO 1 ($)(1) (b)	Summary Compen- sation Table Total for PEO 2 ($)(1) (c)	Summary Compen- sation Table Total for PEO 3 ($)(1) (d)	Compen- sation Actually Paid to PEO 1 ($)(1)(2)(3) (e)	Compen- sation Actually Paid to PEO 2 ($)(1)(2)(3) (f)	Compen- sation Actually Paid to PEO 3 ($)(1)(2)(3) (g)	Average Summary Compen- sation Table for Non-PEO NEOs ($)(1) (h)	Average Compen- sation Actually Paid to Non-PEO NEOs ($)(1)(2)(3) (i)	TSR ($) (j)	Peer Group TSR ($) (k)	Net Income ($) (rounded to the nearest thousands) (l)	Revenue ($) (rounded to the nearest thousands)(5) (m)

2025	—	1,255,915	7,522,385	—	1,241,750	5,371,375	2,682,346	2,193,846	29.78	99.76	(80,448)	239,442
2024	—	7,821,216	—	—	2,747,432	—	2,562,044	1,214,377	30.55	95.30	(20,208)	313,901
2023	—	10,220,581	—	—	6,350,978	—	2,740,574	1,082,949	39.39	89.48	21,347	322,415
2022	6,501,953	—	—	1,027,645	—	—	2,053,028	1,162,152	61.26	89.02	39,665	284,391
2021	5,468,270	—	—	11,586,083	—	—	1,903,519	2,345,191	115.25	111.35	27,511	230,472

(1)
Stephen C. Farrell was the Company’s PEO for fiscal year 2025 (“PEO 3”), Thomas G. Frinzi was the Company’s PEO for fiscal years 2023 - 2025 (“PEO 2”) and Caren Mason was the Company’s PEO for fiscal years 2021 - 2022 (“PEO 1”). The individuals comprising the Non-PEO NEOs for each year presented are listed below:

2021	2022	2023	2024	2025

Patrick F. Williams	Patrick F. Williams	Patrick F. Williams	Patrick F. Williams	Patrick F. Williams
Scott Barnes	Scott Barnes	Scott Barnes	Warren Foust	Warren Foust
Keith Holliday	Keith Holliday	Keith Holliday	Magda Michna	Magda Michna
Hans Blickensdoerfer	James Francese	Warren Foust	Nathaniel Sisitsky	Nathaniel Sisitsky
Deborah Andrews

(2)
The amounts shown for Compensation Actually Paid (“CAP”) have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote (3) below.
(3)
CAP reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair value did not material differ from those disclosed at the time of grant. Amounts in the Exclusion of Stock Awards and Option Awards column are based on the amounts reported in the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO 2 ($)	Exclusion of Stock Awards and Option Awards for PEO 2 ($)	Inclusion of Equity Values for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)

2025	1,255,915	—	(14,165)	1,241,750

Year	Summary Compensation Table Total for PEO 3 ($)	Exclusion of Stock Awards and Option Awards for PEO 3 ($)	Inclusion of Equity Values for PEO 3 ($)	Compensation Actually Paid to PEO 3 ($)

2025	7,522,385	(6,836,000)	4,684,990	5,371,375

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	2,682,346	(1,600,021)	1,111,521	2,193,846

2026 Proxy Statement	– 50 –

– Pay Versus Performance –

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO 2 ($)	Total - Inclusion of Equity Values for PEO 2 ($)

2025	—	(91,575)	77,410	(14,165)

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 3 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO 3 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO 3 ($)	Total - Inclusion of Equity Values for PEO 3 ($)

2025	4,720,000	—	(35,010)	4,684,990

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2025	1,111,173	(24,750)	25,098	1,111,521

(4)
The Peer Group Total Shareholder Return (”TSR”) set forth in this table utilizes the S&P 400 Health Care Index, which the Company also utilizes in the stock performance graph required by Item 201(e) of Regulation S-K included in the Company’s Annual Report for the year ended January 2, 2026. The comparison assumes $100 was invested for the period starting January 1, 2021 through the end of the listed year in the Company and in the S&P 400 Health Care Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
The Company determined U.S. GAAP Revenue to be the most important financial performance measure used to link Company performance to CAP to its PEO and Non-PEOs in 2025. This performance measure may not have been the most important financial performance measure for fiscal years 2024, 2023, 2022 and 2021 and the Company may determine a different financial performance measure to be the most important financial performance measure in future years.

2026 Proxy Statement	– 51 –

– Pay Versus Performance –

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid, Company Total Shareholder Return and Peer Group Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to the Company’s PEO, the average of Compensation Actually Paid to the Company’s Non-PEO NEOs, and the cumulative TSR of the Company and S&P 400 Health Care Index over the five most recently completed fiscal years:

PEOs and Average Non-PEO NEO Compensation Actually Paid
Versus TSR of STAAR Surgical Company and S&P 400 Health Care Index
Compensation Actually Paid ($ Millions)
TSR (1/1/2021 Indexed to $100)
14
12
10
8
6
4
2
0
$140
$120
$100
$80
$60
$40
$20
$0
100.00
100.00
11.6
115.25
111.35
2.3
89.02
61.26
1.0
1.2
89.48
6.4
39.39
1.1
95.30
30.55
2.7
1.2
99.76
5.4
29.78
1.2
2.2
2020
2021
2022
2023
2024
2025
Fiscal Year
PEO 1 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PEO 2 Compensation Actually Paid
PEO 3 Compensation Actually Paid
Staar Surgical Company TSR
S&P 400 Health Care Index TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to the Company’s PEO, the average of Compensation Actually Paid to the Company’s Non-PEO NEOs, and the Company’s net income over the five most recently completed fiscal years:

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
15
10
5
0
200
150
100
50
0
-50
-100
11.6
2.3
27.5
1.0
1.2
39.7
6.4
1.1
21.3
2.7
1.2
-20.2
1.2
5.4
2.2
-80.4
2021
2022
2023
2024
2025
Fiscal Year
PEO 1 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PEO 2 Compensation Actually Paid
PEO 3 Compensation Actually Paid
Staar Surgical Net Income

2026 Proxy Statement	– 52 –

– Pay Versus Performance –

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue

The following chart sets forth the relationship between Compensation Actually Paid to the Company’s PEO, the average of Compensation Actually Paid to the Company’s Non-PEO NEOs, and the Company’s revenue over the five most recently completed fiscal years:

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Revenue
Compensation Actually Paid ($ Millions)
Revenue ($ Millions)
14
12
10
8
6
4
2
0
350
300
250
200
150
100
50
0
11.6
2.3
230.5
1.0
1.2
284.4
6.4
1.1
322.4
2.7
1.2
313.9
1.2
5.4
2.2
239.4
2021
2022
2023
2024
2025
Fiscal Year
PEO 1 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
PEO 2 Compensation Actually Paid
PEO 3 Compensation Actually Paid
Revenue

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually paid to the Company’s PEO and Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.

U.S. GAAP Revenue
Selling, General and Administrative
Gross Margin

2026 Proxy Statement	– 53 –

REVIEW OF RELATED PERSON TRANSACTIONS

The Board of Directors adopted a written Related Person Transaction Policy (the “Policy”), which requires the Audit Committee’s approval for all covered transactions. The Policy applies to any transaction or series of transactions in which STAAR or a subsidiary is a participant, the amount involved exceeds $120,000 and a “Related Person” as defined in the Policy, including executive officers, directors and their immediate family members, and holders of in excess of 5% of our common stock, has a direct or indirect material interest. Under the Policy, all Related Person Transactions (as defined therein) must first be submitted to the Chief Legal Officer of STAAR, who will determine whether the proposed transaction falls under the Policy and, if so, submit it to the Audit Committee for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person’s interest in the transaction, the Audit Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of STAAR.

Consulting Agreement with Wei Jiang

On April 24, 2025, we entered into a consulting agreement with one of our directors, Wei Jiang. Pursuant to the consulting agreement, Mr. Jiang agreed to serve as a special strategic advisor to our Asia Pacific business through the end of fiscal 2025, in the temporary role of Chief of APAC Strategy. Under the terms of the agreement, we agreed to compensate Mr. Jiang in the form of RSUs to be granted on May 12, 2025, with a grant date value of $1,275,000. The RSUs vested as to one-third of the shares subject thereto on each of August 12, 2025, November 12, 2025, and January 12, 2026. In accordance with the Policy, the Audit Committee of the Board reviewed and approved the Company’s engagement of Mr. Jiang, which was also approved by the Board. In addition, we also continued to provide Mr. Jiang with the standard director compensation for a non-employee director. Macroeconomic conditions in China had a significant impact on our business in 2024, where weak consumer consumption contributed to reduced demand for ICL procedures. As we expected that challenges in our China business would continue to pressure our results in 2025, we took steps to best position the company for long-term success. Mr. Jiang has decades of significant and substantive China business and operational experience, and most recently served as Executive Vice President and President, Bayer Pharmaceuticals Region China & APAC and President, Bayer Group Greater China Region, until his retirement in 2021. During his tenure on our Board, Mr. Jiang has worked closely with our Asia Pacific team to understand the challenges and opportunities in this key region for STAAR. In engaging Mr. Jiang as a consultant, our Board believed that Mr. Jiang’s knowledge of our Company, business, strategy, and people, combined with his history of success in leadership roles at large multinational pharmaceutical companies in China, would make him well suited for this role. As the role was expected to last through the end of fiscal 2025, the Board believed that it was acceptable and appropriate for Mr. Jiang to remain on the Board during his service as an advisor.

Cooperation Agreement with Broadwood

On January 14, 2026, following the termination of the merger agreement with Alcon, STAAR entered into the Cooperation Agreement with Broadwood, and agreed, among other things, to increase the size of the Board from six to seven directors, accept the resignations of Mr. Farrell and Dr. Yeu from the Board, and appoint each of Messrs. Bradsher, LeBuhn and Wang (each a “New Director”) to the Board. Additionally, the Company agreed that the Board would nominate each of the New Directors as a candidate for election as a director at the Annual Meeting and that the size of the Board, until the conclusion of the 2027 annual meeting of shareholders, will not exceed seven directors. The Company also agreed to reimburse Broadwood, Yunqi Capital and Defender Capital for certain reasonable and documented out-of-pocket fees and expenses they have incurred. Each of Broadwood and Yunqi Capital were holders of more than 5% of the Company’s outstanding stock at the time we entered into the Cooperation Agreement. The Cooperation Agreement was reviewed and approved by our Board, and our Board reviewed and approved the payment of the fees and expenses incurred by Broadwood and Yunqi Capital. We paid $5,036,000 to Broadwood and $962,000 to Yunqi Capital, in accordance with the Cooperation Agreement.

Other than as described above, there were no other related person transactions with any Related Persons since December 27, 2024, nor any currently anticipated transaction, requiring disclosure under the SEC’s rules or our Related Person Transaction Policy.

2026 Proxy Statement	– 54 –

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table shows, as of April 20, 2026, information concerning the shares of common stock beneficially owned by each person known by STAAR to be the beneficial owner of more than 5% of our common stock (other than directors and executive officers). This information is based on publicly available information filed with the SEC as of the Record Date, except to the extent indicated otherwise in the footnotes.

Name and Address	Shares Beneficially Owned	Percent of Class(1)

Broadwood Partners, L.P.(2) C/O Broadwood Capital Inc. 156 West 56th Street, 3rd Floor New York, NY 10019	16,149,742	32.4%
BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	6,507,911	13.1%
The Vanguard Group(4) 100 Vanguard Boulevard Malvern, PA 19355	4,390,767	8.8%
Yunqi Capital Limited(5) Unit 3703, 37F AIA Tower 183 Electric Road, North Point Hong Kong, K3, 00000	3,257,130	6.5%
Madison Avenue International LP(6) 150 East 58th Street, 14th Floor New York, NY 10155	2,854,710	5.7%

(1)
Percent of Class calculated based on 49,788,295 shares of common stock outstanding on the Record Date, April 20, 2026. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the Record Date.
(2)
In its Schedule 13D/A filed March 13, 2026, with respect to its ownership of STAAR securities as of March 13, 2026, Broadwood Partners, L.P. and Broadwood Capital, Inc. state they may be deemed to beneficially own 16,123,842 shares and have sole voting power as to no shares, shared voting power as to 16,123,842 shares, sole dispositive power as to no shares, and shared dispositive power as to 16,123,842 shares. Neal C. Bradsher states he may be deemed to beneficially own 16,149,742 shares and has sole voting power as to 25,900 shares, shared voting power as to 16,123,842 shares, sole dispositive power as to 25,900 shares, and shared dispositive power as to 16,123,842 shares.
(3)
In its Schedule 13G/A filed April 24, 2026, with respect to its ownership of STAAR securities as of March 31, 2026, BlackRock, Inc. states that it has sole voting power as to 6,453,653 shares, shared voting power as to no shares, sole dispositive power as to 6,507,911 shares, and shared dispositive power as to no shares.
(4)
Based on a Schedule 13G/A filed July 29, 2025, with respect to its ownership of STAAR securities as of June 30, 2025, The Vanguard Group stated it has sole voting power as to no shares, shared voting power as to 53,426 shares, sole dispositive power as to 4,286,971 shares and shared dispositive power as to 103,796 shares. In the most recent Schedule 13G/A filed on March 27, 2026, The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions of subsidiaries that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(5)
In its Schedule 13D/A filed January 16, 2026, with respect to its ownership of STAAR securities as of January 14, 2026, Yunqi Capital Limited, Yunqi Capital Cayman Limited and Christopher Min Fang Wang state they may be deemed to beneficially own 3,257,130 shares and have sole voting power as to no shares, shared voting power as to 3,257,130 shares, sole dispositive power as to no shares and shared dispositive power as to 3,257,130 shares. Yunqi Path Capital Master Fund states it may be deemed to beneficially own 2,575,061 shares and have sole voting power as to no shares, shared voting power as to 2,575,061 shares, sole dispositive power as to no shares and shared dispositive power as to 2,575,061 shares. Yunqi China Special Investment A, HS Group Master Fund II Ltd, HS Group (Hong Kong) Limited, HS Group Ltd, state they may be deemed to beneficially own 682,069 shares and have sole voting power as to no shares, shared voting power as to 682,069 shares, sole dispositive power as to no shares and shared dispositive power as to 682,069 shares.

2026 Proxy Statement	– 55 –

– Security Ownership of Principal Shareholders and Management –

(6)
In its Schedule 13G filed April 20, 2026, with respect to its ownership of STAAR securities as of March 13, 2026, Madison Avenue International LP, Madison Avenue Partners, LP, EMAI Management, LLC, Madison Avenue GP, LLC, Caraway Jackson Investments LLC and Eli Samaha state they may be deemed to beneficially own 2,854,710 shares and have sole voting power as to no shares, shared voting power as to 2,854,710 shares, sole dispositive power as to no shares and shared dispositive power as to 2,854,710 shares.

The following table shows, as of April 20, 2026, information with respect to the shares of common stock beneficially owned by (1) each director and director nominee, (2) each person who is named in the Summary Compensation Table above, and (3) all current executive officers and directors as a group.

	Shares Beneficially Owned
Name(1)	Shares of Common Stock Owned(2)(4) (#)	Shares Subject to Options Exercisable on or Before June 19, 2026(3) (#)	RSUs Vesting on or Before June 19, 2026(3) (#)	Total (#)	Percent of Class(5)

Neal C. Bradsher**	16,149,742	7,524	—	16,157,266	32.5%
Arthur C. Butcher**	4,208	14,881	5,341	24,430	*
Wei Jiang**	67,505	4,010	10,683	82,198	*
Richard T. LeBuhn**	22,130	7,524	—	29,654	*
Louis E. Silverman**	475	2,440	10,683	13,598	*
Christopher M. Wang**	3,257,130	7,524	—	3,264,654	6.6%
Lilian Y. Zhou**	4,571	29,383	—	33,954	*
Stephen C. Farrell	82,208	43,335	75,000	200,543	*
Warren Foust	56,781	54,041	39,767	150,589	*
Deborah Andrews	8,586	—	15,699	24,285	*
Magda Michna	25,005	38,404	24,478	87,887	*
Nathaniel Sisitsky	30,183	—	—	30,183	*
Thomas G. Frinzi	—	—	—	—	*
Patrick Williams	—	—	—	—	*
All current directors and executive officers as a group (10 individuals)	19,596,133	165,731	106,651	19,868,515	39.9%

* Less than 1%.

** Director or Nominee.

(1)
The business address of each person named is c/o STAAR Surgical Company, 25510 Commercentre Drive, Lake Forest, California, 92630.
(2)
Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. STAAR believes that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by him or her, subject to community property laws, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.
(3)
In accordance with Rule 13d-3(d)(1) under the Exchange Act, each listed person is deemed the beneficial owner of shares that the person has a right to acquire by exercise of a vested option or other right on or before June 19, 2026 (60 days after April 20, 2026).
(4)
Includes vested restricted stock awards or units for which share delivery has been deferred, as follows: Mr. Jiang - 1,061.
(5)
Based on 49,788,295 shares of common stock outstanding on the stock records as of April 20, 2026. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before June 19, 2026 (60 days after April 20, 2026) are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage which any other listed person owns.

2026 Proxy Statement	– 56 –

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. To our knowledge, based solely on our review of the reports filed with the SEC and written representations from our directors and executive officers, during 2025, we believe that our directors, executive officers and holders of more than 10% of our common stock timely filed all reports required under Section 16(a) of the Exchange Act, except that due to an administrative oversight, one Form 4 for Dr. Michna, which reported the withholding of shares to pay taxes upon the vesting of RSUs on March 8, 2025, was filed late.

2026 Proxy Statement	– 57 –

AUDIT COMMITTEE REPORT

In any of our filings under the Securities Act or Exchange Act that incorporate this Proxy Statement by reference, the Report of the Audit Committee of the Board of Directors will be considered excluded from the incorporation by reference, and it will not be deemed a part of any such other filing unless we expressly state that the Report is so incorporated.

In accordance with a written charter adopted by the Board of Directors, the Audit Committee oversees STAAR’s financial reporting process. Management is responsible for STAAR’s financial statements and the financial reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for (i) performing an independent audit of STAAR’s financial statements, (ii) expressing an opinion on whether STAAR’s financial statements fairly present, in all material respects, STAAR’s financial position and results of operations and conform with generally accepted accounting principles, and (iii) an opinion on whether management’s assessment that STAAR maintained effective internal control over financial reporting as of January 2, 2026, is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements that have been included in our Annual Report on Form 10-K for the year ended January 2, 2026.

The Audit Committee has reviewed and discussed with STAAR’s independent registered public accounting firm, BDO USA, P.C., the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and Securities and Exchange Commission. The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, P.C. required by the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning the accountant’s independence, and has discussed with BDO USA, P.C. its independence from STAAR and its management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended January 2, 2026, for filing with the SEC.

The Audit Committee*

Lilian Y. Zhou (Chair)

Christopher M. Wang

Arthur C. Butcher

May 4, 2026

* Reflects the current members of the Audit Committee as of the date of this Proxy Statement. The following directors served on the Audit Committee during 2025: Stephen C. Farrell, Wei Jiang, Louis E. Silverman, Elizabeth Yeu, M.D., and Lilian Y. Zhou. Mr. Farrell stepped down from the Audit Committee in February 2025 in connection with his appointment as CEO. Mr. Jiang stepped down from the Audit Committee in April 2025, in connection with our engagement of Mr. Jiang to serve as a special strategic advisor to our Asia Pacific business. As a result of this engagement, the Board concluded that Mr. Jiang was no longer independent under applicable SEC and Nasdaq rules, and he stepped down from the Committee. Mr. Silverman stepped down from the Audit Committee in January 2026, in connection with changes to Board Committee composition and leadership. Dr. Yeu’s service as a director ended in January 2026. Each of these prior Audit Committee members participated in the review and discussion of the matters set forth in the Audit Committee Report, as applicable during the time they served on the Audit Committee.

2026 Proxy Statement	– 58 –

PROPOSAL NO. 2

APPROVAL OF AMENDMENT NO. 2 TO THE AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

Subject to the requisite affirmative shareholder vote at the Annual Meeting, the Board has adopted Amendment No. 2 (the “Amendment”) to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan, as amended (the “Plan”). The Amendment provides for the increase in the number of shares of our common stock reserved for issuance under the Plan by 3.9 million shares. The Plan is the only plan under which equity compensation may currently be awarded to our officers, directors, employees and independent contractors. If this proposal is approved by our shareholders, we intend to register the additional shares reserved for issuance under the Plan, as amended by the Amendment, by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

If this Proposal No. 2 is approved by shareholders, the Amendment, which is attached as Appendix 1 to this Proxy Statement, will become effective on June 18, 2026, thereby increasing the overall number of shares available under the Plan by 3.9 million shares. If shareholders do not approve this Proposal No. 2, the Amendment will not become effective and the Plan, which was previously approved by our shareholders, will continue in full force and effect, and we may continue to grant awards under the Plan, subject to the terms, conditions and limitations, using the shares remaining available for issuance thereunder.

Introduction and Key Features of the Plan

The purpose of the Plan is to enable the Company to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen and align interests between these persons and the Company’s shareholders. The Plan is designed to meet this intent by offering performance-based stock and cash awards and other equity-based awards to incentivize award recipients to drive the Company’s long-term growth, profitability and financial success.

Background for Current Request to Increase the Share Reserve

Our shareholders last approved Amendment No. 1 to the Amended and Restated Omnibus Equity Incentive Plan on June 20, 2024 (“Amendment No. 1”), at which time the plan was amended to increase the share reserve by 2.6 million shares. Amendment No. 1 is attached as Appendix 2 to this Proxy Statement. The Amended and Restated Omnibus Equity Incentive Plan, which is attached as Appendix 3 to this Proxy Statement, was approved by shareholders on June 15, 2023.

The Company has thoughtfully managed the Plan and its equity award burn rate, with a three-year average burn rate of 3.4%. In 2023, we granted awards with respect to approximately 1.3 million shares of our common stock, and our gross burn rate was 2.6%. In 2024, we granted awards with respect to approximately 1.5 million shares of our common stock, and our gross burn rate was 3.1%. In 2025, we granted awards with respect to approximately 2.3 million shares of our common stock, and our gross burn rate was 4.5%. This increase was driven primarily by equity awards that we granted in connection with the hiring of new executives and promotions of existing executives.

As discussed in the CD&A section above, we hired Mr. Farrell as our CEO in February 2025, and we hired Ms. Andrews as our CFO in June 2025, and each received new-hire long-term incentive (“LTI”) awards under the Plan. We also hired other members of management during 2025, who also received new-hire LTI awards under the Plan, which contributed to a higher unadjusted burn rate for 2025. During 2025, we made a number of changes to our leadership team, and we took steps to right-size and realign our leadership structure to better address market needs. As a result, several management roles were eliminated, and several members of management left STAAR. Accordingly, while we used more shares under the Plan for the grant of awards to new hires in 2025, we also recaptured shares for future grant under the Plan from previously granted awards that were terminated. Accordingly, our net burn rate was 1.3% for 2025.

2026 Proxy Statement	– 59 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

As of April 3, 2026, 344,635 shares remained available for issuance under the Plan. Under the Plan, shares available for issuance shall be reduced by two Shares for each Share delivered in settlement of any Full Value Award. As of April 3, 2026, the following awards were outstanding:

Award Type	Number of Securities to be Issued Upon Exercise or Vesting (#)(1)	Weighted Average Exercise Price of Outstanding Options ($)	Weighted Remaining Contractual Life of Outstanding Options

Stock options	1,633,925	$45.47	5.79
Restricted stock units	1,218,381	—	—
Performance stock units(2)	1,038,640	—	—

(1)
Reflects actual number of awards granted.
(2)
Assumes PSUs are paid out at 100% target.

Other than the foregoing, no other awards under the Plan were outstanding as of April 3, 2026. The closing stock price of our common stock as of April 3, 2026 was $20.21 per share.

Ramifications of Failure to Receive Approval and Key Historical Equity Metrics. Based on the recommendation of the Compensation Committee, the Board believes that if STAAR cannot increase the number of shares available for grant under the Plan, STAAR will not have sufficient shares for our equity compensation program and would find it necessary to devote a significantly greater portion of our cash on hand and cash generated by operations to compensate our employees, consultants and potential new hires. In addition, we believe our equity compensation program helps align the interests of our key employees with the interests of our shareholders, and an insufficient supply of equity for awards would deprive management and the Board of this useful tool.

In its determination to recommend that the Board approve the Amendment, the Compensation Committee reviewed historical burn rate information and noted that the Amendment is intended to satisfy institutional shareholder advisory firms’ tests and recommended practices. The following table shows how the key equity metrics have changed over the past three fiscal years under the Plan:

Key Equity Metrics(1)	2025	Average (2023 - 2025)

Shares subject to awards granted(2)	2,250,726	1,681,566
Gross burn rate(3)	4.54%	3.40%
Net burn rate(4)	1.27%	1.98%
Dilution(5)	10.70%	12.71%
Overhang(6)	8.05%	7.45%

(1)
Reflects actual number of awards granted. PSUs are reflected at target.
(2)
Reflects total number of shares subject to equity awards granted during the fiscal year and excludes any cancelled or forfeited equity awards.
(3)
Gross burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period and excludes any cancelled or forfeited equity awards.
(4)
Net burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period and takes into account any cancelled or forfeited equity awards.
(5)
Dilution is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.
(6)
Overhang is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

2026 Proxy Statement	– 60 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

We expect that the shares requested pursuant to the Amendment will allow us to continue to grant equity awards at our historic rates for approximately two years, but the actual duration of the share pool may vary based on changes in participation, the Company’s stock price and market practice.

Shareholder Approval Requirement

Shareholder approval of the Amendment is necessary in order for us to (1) meet the shareholder approval requirements of the NASDAQ Stock Market, and (2) grant incentive stock options (“ISOs”) thereunder. Approval of the Amendment will constitute approval pursuant to the shareholder approval requirements of Section 422 of the Internal Revenue Code relating to ISOs.

STAAR’s Board of Directors recommends a vote “FOR” the approval of the Amendment to the Amended and Restated Omnibus Equity Incentive Plan, as amended.

The summary of the Amendment and the Plan included in this Proxy Statement is qualified in its entirety by express reference to the text of the Amendment, Amendment No. 1, and the Amended and Restated Omnibus Equity Incentive Plan, copies of which are included as Appendix 1, Appendix 2, and Appendix 3, respectively, to this Proxy Statement. You are encouraged to read the Plan and the Amendment in their entirety.

Summary of the Amended and Restated Omnibus Equity Incentive Plan, as Amended

General

The Plan is intended to promote the interests of our Company and its shareholders by providing eligible officers, directors, employees and independent contractors with incentives and rewards to encourage them to continue in the service of the Company or its affiliates. The Plan is designed to serve this goal by providing such individuals with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company. Our Board of Directors believes our capacity to grant equity-based compensation has been a significant factor in our ability to achieve our growth objectives and enhance shareholder value. The principal features of the Plan are summarized below.

Administration

The Plan is administered by the Compensation Committee. To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Compensation Committee will consist solely of two or more non-employee directors of the Company, each of whom is a “non-employee director” within the meaning of the rules under Section 16 of the Exchange Act. In addition, to the extent required by applicable law, each member of the Compensation Committee shall be an “independent director” under the rules of the NASDAQ Stock Market (or other principal securities market on which shares of our common stock are traded). Our Board of Directors or the Compensation Committee may delegate to a committee of one or more members of our Board of Directors or one or more of our officers or employees the authority to grant or amend awards to participants other than (1) our senior executives who are subject to Section 16 of the Exchange Act, or (2) such individuals to whom the authority to grant or amend award has been delegated, subject to restrictions imposed by the Compensation Committee from time to time and by applicable law. The full Board of Directors will administer the Plan with respect to awards to non-employee directors. The Board of Directors, Compensation Committee or delegate thereof, as applicable, are referred to herein as the “plan administrator.”

2026 Proxy Statement	– 61 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

Unless otherwise limited by the Board of Directors, the Compensation Committee will have the authority to administer the Plan with respect to grants of equity awards, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of vesting restrictions, as well as the authority to delegate such administrative responsibilities. However, notwithstanding any other provision of the plan, the plan administrator may not exercise discretion to provide for accelerated vesting of any award except in the event of the participant’s death, disability or upon or following a change in control of the Company.

Eligibility

Persons eligible to participate in the Plan are all non-employee members of our Board of Directors (currently seven non-employee directors), employees (as of April 3, 2026, approximately 914 employees of the Company and its subsidiaries), advisors and consultants (as of April 3, 2026, no advisors or consultants of the Company and its subsidiaries), as determined by the plan administrator.

Size of Share Pool; Limitation on Awards and Shares Available

If our shareholders approve the Amendment, the total number of shares reserved for issuance under the Plan, as amended, will be 26,705,000. Under the terms of the Plan, the aggregate number of shares of common stock available for issuance under the Plan will be reduced by two shares for each share of common stock delivered in settlement of any Full Value Award granted following April 6, 2023. Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.

If any shares subject to an award under the Plan are forfeited, expire or are settled for cash, any shares deemed subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Plan. To the extent any Full Value Award granted after April 6, 2023, is forfeited or terminated or otherwise not paid in full or shares subject to such award are withheld or surrendered, the shares available under the Plan will be increased by two shares subject to such award that is forfeited, terminated, not paid in full withheld or surrendered. However, the following shares may not be used again for grant under the Plan: (1) shares tendered or withheld to satisfy the exercise price of an option; (2) shares tendered or withheld to satisfy the tax withholding obligations with respect to an award; (3) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (4) shares purchased on the open market with the cash proceeds from the exercise of options. Shares forfeited by a participant or repurchased by us at the price originally paid by the participant will also again be available for awards under the Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not be counted against the shares available for issuance under the Plan.

Awards granted under the Plan in connection with the assumption or substitution of outstanding equity awards previously granted by a company or other entity in the context of a corporate acquisition or merger will not reduce the shares authorized for grant under the Plan.

The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is 400,000 shares, and the maximum amount that may be paid under a cash award pursuant to the Plan to any one participant during any calendar year is $2,000,000. In addition, the total grant date fair value of equity-based awards granted to a non-employee director for services as a non-employee director during any calendar year, taken together with any cash fees paid during such calendar year to such non-employee director for services as a non-employee director, may not exceed $500,000.

2026 Proxy Statement	– 62 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

Awards

The Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), SARs, restricted stock, RSUs, other stock or cash-based awards and dividend equivalents. Certain awards under the Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code (the “Code”), which may impose additional requirements on the terms and conditions of such awards. All awards under the Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards will generally be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award.

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant shareholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant shareholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the Plan will be settled in cash or shares of common stock, or in a combination of both, as determined by the administrator.

Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock will have voting rights and, except with respect to performance vesting awards, will have the right to receive dividends, if any, prior to the time when the restrictions lapse.

Restricted Stock Units. RSUs are contractual promises to deliver shares of our common stock (or the fair market value of such shares in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in shares, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will issue to the participant one unrestricted, fully transferable share of our common stock (or the fair market value of one such share in cash) for each vested and non-forfeited RSU.

Other Stock or Cash Based Awards. Other stock or cash-based awards are cash payments, cash bonus awards, stock payments, stock option awards, performance awards or incentive awards that are paid in cash, shares of common stock or a combination of both. Such awards may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees and meeting-based fees. The plan administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

2026 Proxy Statement	– 63 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payments dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator. In addition, dividend equivalents with respect to shares covered by a performance award will only be paid to the participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the performance award vests with respect to such shares.

Performance Awards

Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals.

Certain Transactions

The plan administrator has discretion to take action under the Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions (other than normal cash dividends). In addition, in the event of certain non-reciprocal transactions with our shareholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the number and kind of shares issuable under the Plan, the per share limitations in the Plan and outstanding awards.

In the event that a successor corporation in a “change in control” of the Company (as defined in the Plan) and its parents and subsidiaries refuses to assume or substitute for any award granted under the Plan, such award generally will become fully vested and exercisable, as applicable, and will be deemed exercised, immediately prior to the change in control, and all forfeiture or other restrictions on such awards will lapse. However, the vesting of any performance awards not assumed in a change in control will vest pursuant to the terms and conditions of the applicable award agreement. If an award vests and is exercised in lieu of assumption or substitution in connection with a change in control, the plan administrator will notify the participant of such vesting and any applicable exercise period, and the award will terminate upon the change in control. In addition, in the event that, within 12 months after a change in control, a participant is terminated by the Company other than for “cause” or resigns for “good reason” (each, as defined in the Plan), then the vesting and, if applicable, exercisability of 100% of the then-unvested shares subject to his or her outstanding awards will accelerate upon the date of such termination.

Clawback Provisions, Transferability, and Participant Payments

Awards granted under the Plan will be subject to the provisions of the Company’s Compensation Recoupment (Clawback) Policy. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Plan are generally non-transferable prior to vesting, and are exercisable only by the participant, unless otherwise provided by the plan administrator. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, shares issuable pursuant to an award, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination; Repricing Without Shareholder Approval Prohibited

Our Board of Directors may amend or terminate the Plan at any time; however, except in connection with certain changes in our capital structure, shareholder approval will be required for any amendment that increases the aggregate number of shares available under the Plan or any individual award limit under the Plan, “reprices” any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying

2026 Proxy Statement	– 64 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

shares. In addition, no amendment, suspension or termination of the Plan may, without the consent of the affected participant, impair any rights or obligations under any previously-granted award, unless the award itself otherwise expressly so provides. No award may be granted pursuant to the Plan after the tenth anniversary of the earlier of the date the Plan was initially adopted by our Board of Directors or the date the Plan was approved by the Company’s shareholders.

Material U.S. Federal Income Tax Consequences

The following is a brief description of the principal United States federal income tax consequences related to awards under the Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options. For federal income tax purposes, if participants are granted non-qualified stock options under the Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to us, unless participants dispose of the shares of common stock within (1) two years after the date of grant of the option or (2) within one year of the date the shares of common stock were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of common stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of common stock will not be considered income for alternative minimum tax purposes.

Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Other Awards. The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects, with our approval, to accelerate recognition as of the date of grant); RSUs, stock-based performance awards and other types of awards are generally subject to income tax at the time of payment, vesting or settlement based on the fair market value of the award on that date. Compensation otherwise effectively deferred will generally be subject to income taxation when paid.

In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) limitations.

2026 Proxy Statement	– 65 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

Section 409A of the Code

Certain types of awards under the Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Plan and awards granted under the Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Plan Benefits

All future grants of awards under the Plan are subject to the discretion of the plan administrator and it is not possible to determine the benefits that will be received in the future by participants in the Plan. Please refer to the Grant of Plan-Based Awards Table on page 42 for information on awards granted in 2025 under the Plan to certain of the Company’s named executive officers. The equity grant program for our non-employee directors is described on page 20 under the Director Compensation section of this Proxy Statement.

Equity Award Grants Under the Prior Plan Since Inception

The following table sets forth summary information concerning the number of shares of our common stock subject to awards granted under the Plan to our named executive officers, directors and employees since the Incentive Plan’s inception through April 20, 2026 (the closing stock price of our common stock as of April 20, 2026 was $25.53 per share):

2026 Proxy Statement	– 66 –

– Proposal No. 2: Approval of Amendment to Equity Incentive Plan –

As described above, the plan administrator has the discretion to grant awards under the Plan, and it is not possible to determine the amounts of awards that will be granted in the future to participants under the Plan.

Name	Stock Option Grants (#)	Restricted Stock Awards (#)	Restricted Stock Units (#)	Performance Stock Units (#)

Stephen C. Farrell	83,663	11,235	921	200,000
Warren Foust	59,533	—	198,737	157,618
Deborah Andrews	401,125	22,500	157,463	81,674
Magda Michna	42,554	—	119,205	105,158
Nathaniel Sisitsky	55,517	—	92,203	70,268
Thomas G. Frinzi	231,116	4,729	162,194	74,389
Patrick Williams	68,689	—	63,746	61,232
All current executive officers as a group	503,212	22,500	475,405	344,450
Neal C. Bradsher	7,524	—	—	—
Arthur C Butcher	14,881	2,893	5,341	—
Wei Jiang	4,010	3,543	74,645	—
Richard T. LeBuhn	7,524	—	—	—
Louis E. Silverman	64,990	27,275	10,683	—
Christopher M. Wang	7,524	—	—	—
Lilian Y. Zhou	30,474	3,721	—	—
All current directors who are not executive officers as a group	136,927	37,432	90,669	—
Each associate of any executive officers, director nominees or directors	—	—	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—	—	—
All employees, including all current officers who are not executive officers, as a group	16,228,877	335,618	3,844,589	1,544,225

2026 Proxy Statement	– 67 –

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has approved the selection of BDO USA, P.C. to serve as our independent registered public accounting firm for the fiscal year ending January 1, 2027.

Although this appointment is not required to be submitted to a vote of the shareholders, the Audit Committee believes it is appropriate as a matter of good corporate governance to request that the shareholders ratify the appointment. If the shareholders do not ratify the appointment, which requires the affirmative vote of the holders of a majority of the voting power of the shares of the common stock present in person or by proxy, and entitled to vote on such proposal, the Board of Directors will consider the selection of another independent registered public accounting firm, but may still appoint BDO USA, P.C. if it determines that doing so is in the best interests of the Company and its shareholders. Even if shareholders ratify the appointment, the Board of Directors may exercise its discretion to select another firm if doing so is in the best interests of the Company and its shareholders.

Representatives of BDO USA, P.C., which served as the independent registered public accounting firm for STAAR for fiscal year 2025, have been invited to attend the Annual Meeting. STAAR expects representatives of BDO to be available at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees for professional services provided by BDO USA, P.C. related to fiscal year 2025 and fiscal year 2024, all of which the Audit Committee pre-approved:

	2025	2024

Audit Fees(1)	$1,878,193	$1,857,816
Audit-Related Fees(2)	25,000	25,000
Tax Fees	—	—
All Other Fees	—	—
Total	$1,903,193	$1,882,816

(1)
Both 2025 and 2024 Audit Fees include: (i) the audit of our Consolidated Financial Statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) the audit of management’s report on the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002; (iii) reviews of the interim condensed Consolidated Financial Statements included in our quarterly reports on Form 10-Q; and (iv) comfort letters, consents and other services.
(2)
Audit-Related Fees were for access and review of working papers.

2026 Proxy Statement	– 68 –

– Proposal No. 3: Ratification of Independent Registered Public Accounting Firm –

The Audit Committee administers STAAR’s engagement of BDO USA, P.C. and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of BDO USA, P.C. and whether, for reasons of efficiency or convenience, it is in the best interest of STAAR to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by BDO USA, P.C. of the non-audit services related to the fees shown in the table above did not affect that firm’s independence. BDO USA, P.C. does not currently provide any non-attest services.

Prior to engagement, the Audit Committee pre-approves all independent auditor services, and the Audit Committee pre-approved all fees and services of BDO USA, P.C., for work done in 2025 and 2024. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

STAAR’s Board of Directors recommends a vote “FOR” the ratification of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending January 1, 2027.

2026 Proxy Statement	– 69 –

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background to the Advisory Vote

Pursuant to Section 14A of the Exchange Act, we are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement (a “say-on-pay” vote). We currently solicit this vote on an annual basis. In an advisory vote at the 2025 Annual Meeting, shareholders representing over 97% of the shares present in person or by proxy and entitled to vote on the proposal approved the compensation of our named executive officers.

Board of Directors Recommendation

As stated in our Compensation Discussion and Analysis, our compensation program is designed to reward our executives for meeting or exceeding corporate financial and non-financial goals and also individual objectives.

The Board of Directors believes that STAAR has been able to attract and retain personnel with a high level of professional skill and experience partly because of the value its executives have placed on the potential growth in value of their equity compensation if their efforts to improve STAAR’s business succeed.

In 2025, we continued to award a significant proportion of our named executive officers’ total compensation in the form of variable, at-risk compensation, either through annual performance-based cash incentives or equity awards.

The Board of Directors invites you to review carefully the Compensation Discussion and Analysis beginning on page 24, before voting to approve the compensation of our named executive officers on the following resolution:

“Resolved, that the shareholders of STAAR Surgical Company (“STAAR”) approve, on an advisory basis, the compensation of STAAR’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in STAAR’s 2026 Proxy Statement.”

While the vote does not bind the Board of Directors to any particular action, the Board of Directors and the Compensation Committee value the input of the shareholders and will take into account the outcome of this vote in considering future compensation arrangements. We currently hold an annual say-on-pay advisory vote, and our next advisory vote on executive compensation following this vote will be held at our 2027 Annual Meeting of Shareholders.

STAAR’s Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

2026 Proxy Statement	– 70 –

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, which contains our consolidated financial statements of STAAR for that period, accompanies this proxy statement but is not a part of our soliciting materials.

We will provide shareholders, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended January 2, 2026, along with the exhibits thereto, if the shareholder submits a written request to STAAR Surgical Company, c/o Office of the Corporate Secretary, 25510 Commercentre Drive, Lake Forest, CA 92630. The Company’s Annual Report on Form 10-K and the exhibits thereto are available at no charge on the SEC’s website, www.sec.gov. STAAR’s Annual Report on Form 10-K is also available on STAAR’s website at www.staar.com. This website reference is not intended to function as a hyperlink and the information contained on STAAR’s website, wherever referenced, is not a part of this Proxy Statement.

By Order of the Board of Directors, STAAR Surgical Company

Neal C. Bradsher
Board Chair
Lake Forest, California
May 4, 2026

2026 Proxy Statement	– 71 –

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why are you providing this Proxy Statement?
A:

The Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on April 20, 2026—the “Record Date” for the Annual Meeting—and as such you are entitled to vote at the meeting. STAAR has made the Proxy Statement and related materials available to you on the Internet, in connection with this solicitation.

Q:	When and where is the Annual Meeting? Can I attend in person?
A:	The Annual Meeting will be held as a live audio webcast via the internet. You will not be able to attend the Annual Meeting in person.

Meeting Date: June 18, 2026	Meeting Time: 8:30 a.m. Pacific Time	Meeting Place: Virtual via the internet

Q:	What is the purpose of the Annual Meeting?
Shareholders are being asked to vote on each of the following proposals at the Annual Meeting:
Proposal 1—Elect seven director nominees named in this proxy statement
Proposal 2—Approve an amendment to the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended
Proposal 3—Ratify the appointment of the Company’s independent registered public accounting firm
Proposal 4—Approve, on a non-binding advisory basis the compensation of the Company’s named executive officers (“say-on-pay”)
Q:	What is included in the proxy materials that I should read?
A:	The proxy materials include the following:
• Notice of Annual Meeting of Shareholders; • Proxy Statement; and • our Annual Report on Form 10-K for the year ended January 2, 2026.
Q:	What is the voting requirement to elect the directors and to approve each of the proposals?
A:

The vote required for each proposal is as follows:

For Proposal No. 1, directors will be elected by a plurality of votes of the shares that are represented in person or by proxy at the meeting and entitled to vote on the election of directors. This means the seven director nominees receiving the highest number of affirmative votes will be elected as directors. Votes withheld and broker non-votes will have no effect on this proposal. Although directors may be elected by a plurality of votes, if an incumbent director receives a greater number of votes “WITHHELD” than votes “FOR” election, the director is required to tender their resignation to the Board for its consideration in accordance with STAAR’s Director Resignation Policy (described further on page 11).

For Proposal No. 2, the amendment of the Company’s Amended and Restated Omnibus Equity Incentive Plan, as amended, requires the affirmative vote of the holders of a majority of the voting power of the shares of the common stock present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on this proposal.

2026 Proxy Statement	– 72 –

– Questions and Answers About the Annual Meeting and Voting –

For Proposal No. 3, the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of the common stock present in person or by proxy and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. We do not expect there to be any broker non-votes on this proposal.

For Proposal No. 4, the approval on a non-binding advisory basis of the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the voting power of the shares of the common stock present in person or by proxy and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on this proposal.

Voting Item	Board Recommendation	Voting Standard	Treatment of Abstentions & Broker Non-Votes
1. Election of directors	For each nominee	Plurality of votes	Votes withheld and broker non-votes have no effect
2. Amendment of equity plan	For	Majority of votes present in person or by proxy and entitled to vote thereon	Abstentions have the effect of a vote against; brokers non-votes have no effect
3. Ratification of auditors	For	Majority of votes present in person or by proxy and entitled to vote thereon	Abstentions have the effect of a vote against; brokers are expected to be able to vote in their discretion
4. Compensation of named executive officers (“say-on-pay”)	For	Majority of votes present in person or by proxy and entitled to vote thereon	Abstentions have the effect of a vote against; broker non-votes have no effect

Q:	What are “broker non-votes”?
A:

If a beneficial owner who holds shares in “street name” through a broker, bank or other nominee fails to give voting instructions to such broker, bank or other nominee for any matters submitted to shareholders at the 2026 Annual Meeting, such broker, bank or other nominee will be able to vote the beneficial owner’s shares on routine proposals, but may not vote the shares on non-routine proposals. Proposal Nos. 1, 2 and 4 are expected to be considered non-routine matters and consequently, brokers are not expected to be able to vote uninstructed shares on these proposals. Proposal No. 3 is expected to be considered a routine matter and consequently, brokers are expected to be able to vote uninstructed shares on this proposal. When a broker, bank or other nominee votes a client’s shares on routine proposals, those shares are counted for purposes of establishing a quorum for the meeting and for purposes of determining whether a routine proposal is approved, but they will not be counted toward the approval of non-routine proposals as to which brokers, banks and other nominees are not entitled to vote. These missing votes with respect to such non-routine proposals are called “broker non-votes.” Note that whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers may choose not to exercise discretionary voting authority. As a result, we urge you to direct your broker how to vote your shares on all proposals to ensure that your vote is counted.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:

If your shares of STAAR common stock are registered directly in your name with STAAR’s transfer agent, Equiniti Trust Company (formerly American Stock Transfer & Trust Company), you are a shareholder of record with respect to those shares.

If you hold shares in a stock brokerage account or through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to instruct your broker, bank or nominee how to vote your shares by the various methods described below.

2026 Proxy Statement	– 73 –

– Questions and Answers About the Annual Meeting and Voting –

Q:	How do I vote before the Annual Meeting?
A:

There are three ways to vote before the meeting:

•
By Internet. If you have Internet access, we encourage you to submit a proxy to vote on www.proxyvote.com by following instructions on the proxy card or Notice of Internet Availability of Proxy Materials. If you are a beneficial owner, the availability of online voting may depend on the voting procedures of the organization that holds your shares.
•
By telephone. If you received your proxy material by mail, you may vote by making a toll-free telephone call from the U.S. or Canada to 1-800-690-6903. If you are a beneficial owner, the availability of phone voting may depend on the voting procedures of the organization that holds your shares.
•
By mail. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Please see the instructions for making such a request on the Notice of Availability of Proxy Materials. You must mark, sign, and date your proxy card or voting instruction form and return it in the postage-paid envelope.

Q:	How can I vote during the Annual Meeting?
A:

You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/STAA2026 and following the instructions on the Annual Meeting website. If you are a shareholder of record, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card to attend and vote during the Annual Meeting. If you are a beneficial owner who holds shares in “street name” through a broker, bank or other nominee and your voting instruction form or Notice of Internet Availability of Proxy Materials indicates that you may vote those shares through the http://www.proxyvote.com website, then you may attend and vote during the Annual Meeting using the 16-digit control number included on that voting instruction form or notice. Otherwise, beneficial owners should contact their broker, bank or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a "legal proxy" in order to be able to attend and participate in the Annual Meeting.

The Board of Directors recommends that you grant a proxy via the Internet, telephone or by mail prior to the Annual Meeting in case you are later unable to vote yourself during the Annual Meeting to ensure that your shares will be represented and voted. All properly executed and valid proxies will be voted at the Annual Meeting in accordance with the instructions provided by the shareholder granting the proxy. If you are a shareholder of record and submit a properly executed proxy but do not indicate your voting instructions, your shares will be voted as recommended by the Board of Directors in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares at the new meeting date, unless you properly revoke your proxy prior to such time as described below.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock that you hold.
Q:	Can I cumulate votes for the election of directors?
A:

No, STAAR’s Certificate of Incorporation does not provide for cumulative voting for the election of directors. This means you have one vote for each share entitled to vote at the Annual Meeting for each of the seven seats subject to election.

2026 Proxy Statement	– 74 –

– Questions and Answers About the Annual Meeting and Voting –

Q:	What can I do if I change my mind after I submit a proxy to vote my shares?
A:

If you change your mind after you submit your proxy to vote your shares, you can revoke your proxy before the Annual Meeting by any of the following methods:

•
By submitting a later-dated proxy with revised voting instructions over the Internet, by telephone or by mail before the shares are voted at the meeting (provided that proxies submitted over the Internet or by telephone will only be accepted until 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on June 17, 2026)—only your last valid proxy will be counted.
•
By delivering a written notice to STAAR’s Corporate Secretary at any time before your proxy is voted at the Annual Meeting revoking your proxy. Such notices should be mailed to the following address: Office of the Corporate Secretary, STAAR Surgical Company, 25510 Commercentre Drive, Lake Forest, California, 92630.
•
By attending the Annual Meeting and voting electronically during the Annual Meeting. For information about voting during the Annual Meeting, please refer to the answer under the question “How can I vote during the Annual Meeting?” Simply attending the Annual Meeting will not, by itself, revoke your proxy.
•
If you are a beneficial holder, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote electronically during the Annual Meeting, as discussed above.

Q:	Who will count the vote?
A:	An automated system operated by Broadridge Financial Solutions, Inc. will tabulate the votes and submit the results to officers of STAAR who will be designated as the inspectors of election.
Q:	What constitutes a quorum?
A:

As of the Record Date, 49,788,295 shares of common stock of STAAR were issued and outstanding. A majority of the outstanding shares, or 24,894,149 shares, present in person or represented by proxy at the meeting, entitled to vote thereat, constitutes a quorum for the purpose of electing directors and adopting proposals at the Annual Meeting. Shareholders of record that submit a properly executed and valid proxy will have their shares counted towards the quorum. Shares voted on any Proposal, including abstentions, are also included in establishing a quorum.

Q:	Who can attend the Annual Meeting?
A:

Any shareholder as of the Record Date may attend the Annual Meeting. On the day of the Annual Meeting, shareholders or their legal proxy holders must visit www.virtualshareholdermeeting.com/STAA2026 to attend and participate in the Annual Meeting, including to vote and submit questions on proposals during the meeting. Shareholders will need the control number found on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials they previously received, or otherwise provided to them by the broker, bank or other nominee who holds their shares, to submit questions and vote at the Annual Meeting.

Shareholders may submit questions during the Annual Meeting. Questions may be submitted during the Annual Meeting at www.virtualshareholdermeeting.com/STAA2026. We will try to answer as many questions as possible during the time scheduled. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group the questions together and provide a single response to avoid repetition. Additional information regarding the question-and-answer process will be available in the Rules and Procedures for the Conduct of STAAR Surgical Company’s 2026 Annual Meeting, which will be posted at the virtual Annual Meeting website during the Annual Meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page for the Annual Meeting.

2026 Proxy Statement	– 75 –

– Questions and Answers About the Annual Meeting and Voting –

Q:	What authority does my broker have to vote my shares?
A:

If you are a beneficial owner holding your shares through a broker, bank or other nominee, and you do not submit voting instructions to your broker, bank or nominee, the broker, bank or other nominee has the ability to vote your shares at the Annual Meeting on matters that are defined as “routine” under applicable rules. We expect that the ratification of the selection of BDO USA, P.C. to serve as our independent registered public accountants will be considered a routine matter. We do not expect that any of the other proposals at the Annual Meeting will be considered routine and that therefore your broker, bank or other nominee will not have authority to vote on such proposals without your instruction. Note that whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers may choose not to exercise discretionary voting authority.

Q:	What happens if a nominee for director is unable to serve?
A:

If a nominee becomes unavailable for election—a circumstance we do not expect—the Proxy holders may vote for a substitute nominee designated by the Board of Directors, unless the Board of Directors decides to decrease the size of the Board.

Q:	When are shareholder proposals submitted for inclusion in the proxy statement due for the 2027 Annual Meeting?
A:

If a shareholder seeks to include a proposal in the proxy statement for STAAR’s 2027 Annual Meeting, our Corporate Secretary must receive the proposal at our offices at 25510 Commercentre Drive, Lake Forest, CA 92630 no later than January 4, 2027 in a form that complies with the regulations of the SEC. If we advance or delay the date of the 2027 Annual Meeting by more than 30 days from the anniversary date of the 2026 Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2027 Annual Meeting must be received by us within a reasonable time before STAAR begins to print and mail the proxy statement for the 2027 Annual Meeting. If we determine that the date of the 2027 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2026 Annual Meeting, we will disclose the change in the earliest practicable Annual Report on Form 10-K, Quarterly Report on Form 10-Q or in a Current Report on Form 8-K.

Q:	Can shareholders propose individuals to be considered as nominees and other business to be considered for the 2027 Annual Meeting, but not included in the proxy statement?
A:

Our Bylaws provide that shareholders may nominate candidates for the Board of Directors or present other business at our annual meeting if they have given timely written notice (meeting the informational requirements specified in our Bylaws, including information required under Rule 14a-19) to the Corporate Secretary of STAAR, at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be timely, a shareholder’s notice nominating a candidate for the 2027 Annual Meeting must be delivered to the Corporate Secretary of STAAR at our offices at 25510 Commercentre Drive, Lake Forest, CA 92630 no earlier than February 18, 2027, and no later than March 20, 2027. Shareholders are advised to review the Bylaws, which contain additional requirements with respect to advance notice of nominations and shareholder proposals.

Q:	Who bears the costs of soliciting proxies?
A:

STAAR will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of proxies. We expect officers and regular employees of STAAR to communicate with shareholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, email or in person to request that proxies be furnished. No additional compensation will be paid for these services. We will reimburse banks, brokerage firms and other persons representing beneficial owners of common stock for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners.

2026 Proxy Statement	– 76 –

– Questions and Answers About the Annual Meeting and Voting –

Q:	Will other business be presented at the Annual Meeting?
A:

As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Annual Meeting other than those matters described in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxy holders intend to vote the shares represented by the proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

Q:	Can I obtain copies of the Board committee charters and other governance documents on STAAR’s website?
A:

STAAR’s website home page is http://staar.com. In the Investors-Governance area of the website you can find our corporate governance documents, including the following documents:

•
Audit Committee Charter;
•
Compensation Committee Charter;
•
Nominating and Governance Committee Charter;
•
Code of Business Conduct and Ethics; and
•
Corporate Governance Guidelines.

Q:	What is “householding”?
A:

To reduce the expense of delivering duplicate proxy materials to shareholders who may have more than one account holding STAAR common stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our Annual Report on Form 10-K and proxy statement or notice of internet availability of proxy materials that are delivered until such time as one or more of these shareholders notify us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of these materials mailed to you, please submit a request, either in writing or by phone, by contacting us in writing at Office of the Corporate Secretary, STAAR Surgical Company, 25510 Commercentre Drive, Lake Forest, CA 92630, or calling us at (626) 303-7902, and we will promptly send you what you have requested. You can also contact our Corporate Secretary at the address or telephone number noted previously if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

Q:	Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish the final results by filing a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting.

2026 Proxy Statement	– 77 –

APPENDIX 1

AMENDMENT NO. 2 TO THE

STAAR SURGICAL COMPANY

AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

This Amendment No. 2 (the “Amendment No. 2”) to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (the “Plan”) is adopted by the Board of Directors (“Board”) of STAAR Surgical Company, a Delaware corporation (the “Company”) on April 15, 2026. This Amendment No. 2 will become effective upon approval by the Company’s shareholders at the Company’s 2026 annual meeting of shareholders.

WHEREAS, the Plan was last approved by the Company’s shareholders on June 15, 2023; and

WHEREAS, the shareholders approved Amendment No. 1 to the Plan on June 20, 2024; and

WHEREAS, the Board desires to further amend the Plan pursuant to this Amendment No. 2, subject to approval of the Company’s shareholders, to increase the number of shares of Company common stock available for issuance thereunder; and

WHEREAS, if the Company’s shareholders fail to approve this Amendment No. 2, the existing Plan, as amended by Amendment No. 1, shall continue in full force and effect.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 3.1(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 26,705,000. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by two Shares for each Share delivered in settlement of any Full Value Award granted on or after the Effective Date.”

2. Except as expressly set forth in this Amendment No. 2, all other terms and conditions of the Plan, as amended by Amendment No. 1, shall remain in full force and effect.

Appendix 1 - 1

APPENDIX 2

AMENDMENT NO. 1 TO THE

STAAR SURGICAL COMPANY

AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

This Amendment No. 1 (the “Amendment”) to the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (the “Plan”) is adopted by the Board of Directors (“Board”) of STAAR Surgical Company, a Delaware corporation (the “Company”) on March 28, 2024. This Amendment will become effective upon approval by the Company’s shareholders at the Company’s 2024 annual meeting of shareholders.

WHEREAS, the Plan was last approved by the Company’s shareholders on June 15, 2023.

WHEREAS, the Board desires to amend the Plan, subject to approval of the Company’s shareholders, to increase the number of shares of Company common stock available for issuance thereunder; and

WHEREAS, if the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 3.1(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 22,805,000. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by two Shares for each Share delivered in settlement of any Full Value Award granted on or after the Effective Date.”

2. Except as expressly set forth in this Amendment, all other terms and conditions of the Plan shall remain in full force and effect.

* * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of STAAR Surgical Company on March 28, 2024.

* * * * *

I hereby certify that the foregoing Amendment was approved by the stockholders of STAAR Surgical Company on June 20, 2024.

Executed on this 20th day of June 2024.

/s/ Nathaniel B. Sisitsky

Corporate Secretary

Appendix 2 - 1

APPENDIX 3

STAAR SURGICAL COMPANY

AMENDED AND RESTATED OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE 1.

PURPOSE

The purpose of the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of STAAR Surgical Company (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. This Plan constitutes an amendment and restatement of the STAAR Surgical Company Amended and Restated Omnibus Equity Incentive Plan (the “Original Plan”), which was last approved by the Company’s stockholders on July 30, 2020.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that administers the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.7, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless and until the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3 “Applicable Law” shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4 “Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

Appendix 3 - 1

– Appendix 3 –

2.6 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.2.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Change in Control” shall mean the occurrence of any one (or more) of the following events:

(a) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which fifty percent (50%) or more of the total number of votes for the election of the Board may be cast;

(b) The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c) The Company consummates an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

(d) An acquisition in a single or series of related transactions, including without limitation a tender offer or exchange offer, by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan), of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

Notwithstanding the foregoing, the following transactions shall not constitute a Change in Control for purposes of the Plan: (i) any acquisition by the Company or any of its Subsidiaries; or (ii) any transaction (x) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; (y) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity, provided, however, that no person or group shall be treated for purposes of this clause (y) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction and (z) any transaction after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction.

Further notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

Appendix 3 - 2

– Appendix 3 –

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board described in Article 11 hereof.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.12 “Company” shall have the meaning set forth in Article 1.

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 “Director” shall mean a member of the Board, as constituted from time to time.

2.15 “Director Limit” shall have the meaning set forth in Section 4.6.

2.16 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.17 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.18 “Effective Date” shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company’s stockholders.

2.19 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.20 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.21 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.22 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.23 “Expiration Date” shall have the meaning given to such term in Section 12.1(c).

2.24 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

Appendix 3 - 3

– Appendix 3 –

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.25 “Full Value Award” shall mean any Award granted under the Plan other than an Option or a Share Appreciation Right and that is settled by the issuance of Shares.

2.26 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.27 “Holder” shall mean a person who has been granted an Award.

2.28 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29 “Incumbent Directors” shall mean for any period of 12 consecutive months, commencing with this Plan’s Effective Date, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a), (c) or (d) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.30 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.31 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.32 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.33 “Option Term” shall have the meaning set forth in Section 5.4.

2.34 “Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

Appendix 3 - 4

– Appendix 3 –

2.35 “Original Plan” shall have the meaning set forth in Article 1.

2.36 “Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1, which may include, without limitation, deferred stock, deferred stock units, performance awards, retainers, committee fees, and meeting-based fees.

2.37 “Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that may be used to establish Performance Goals may include the following: (i) revenue, (ii) earnings, or earnings before interest, taxes, depreciation and amortization, or EBITDA, (iii) earnings per share, (iv) stock price, (v) operating cash flow, (vi) net income, (vii) profit margins, operating margins, gross margins or cash margins, (viii) revenue growth, (ix) pre- or after-tax income (before or after allocations of corporate overhead and bonuses), (x) return on equity, (xi) total shareholder return, (xii) return on assets or net assets, (xiii) appreciation in and/or maintenance of the price of the Common Stock, (xiv) market share, (xv) gross profits, (xvi) economic value-added models or equivalent metrics, (xvii) comparisons with various stock market indices, (xviii) reductions in costs, (xix) cash flow or cash flow per share, (xx) return on capital (including return on total capital or return on invested capital), (xxi) cash flow return on investment, (xxii) improvement in or attainment of expense levels or working capital levels, (xxiii) year-end cash, (xxiv) debt reductions, (xxv) stockholder equity, (xxvi) regulatory or litigation achievements, (xxvii) implementation, completion or attainment of measurable objectives with respect to business development, new products or services, budgets, regulatory or business risks, acquisitions, divestitures or recruiting and maintaining personnel, (xxviii) earnings, (xxix) expenses, (xxx) cost of goods sold, (xxxi) working capital, (xxxii) price/earnings ratio, (xxxiii) debt or debt- to-equity, (xxxiv) accounts receivable, (xxxv) writeoffs, (xxxvi) assets, (xxxvii) liquidity, (xxxviii) operations, (xxxix) research or related milestones, (xl) intellectual property (e.g., patents), (xli) product development, (xlii) information technology, (xliii) financings, (xliv) product quality control, (xlv) management, (xlvi) human resources, (xlvii) corporate governance, (xlviii) compliance program, (xlix) internal controls, (xlxi) policies and procedures, (xlxii) accounting and reporting, (xlxiii) strategic alliances, (xlxiv) licensing and partnering, (xlxv) site, plant or building development, (xlxvi) business initiatives; (xlxviii) investments, and/or (xlxviii) any combination of the foregoing, any of which may be measured either in absolute terms, or changes in growth or reduction, or as compared to any increase or decrease or as compared to results of a peer group or index. Such Performance Goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to asset write- downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. Generally Accepted Accounting Principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions and/or items of gain, loss or expense

Appendix 3 - 5

– Appendix 3 –

determined to be extraordinary or unusual in nature or infrequent in occurrence; (xv) litigation or claim judgments or settlements; (xvi) items related to acquired in-process research and development; (xvii) items relating to changes in tax laws; (xviii) items relating to major licensing or partnership arrangements; (xix) items relating to asset impairment charges; (xx) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; or (xxi) items relating to foreign exchange or currency transactions and/or fluctuations.

2.38 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.

2.39 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.40 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.41 “Plan” shall have the meaning set forth in Article 1.

2.42 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.43 “Restricted Stock” shall mean Common Stock awarded under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.44 “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 8.

2.45 “Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.46 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.47 “Shares” shall mean shares of Common Stock.

2.48 “Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.49 “SAR Term” shall have the meaning set forth in Section 5.4.

2.50 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

Appendix 3 - 6

– Appendix 3 –

2.51 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.52 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death, disability or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 20,205,000. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market. Notwithstanding the foregoing, the aggregate number of Shares available for issuance under the Plan shall be reduced by two Shares for each Share delivered in settlement of any Full Value Award granted on or after the Effective Date.

Appendix 3 - 7

– Appendix 3 –

(b) To the extent all or a portion of an Award is forfeited, expires or such Award or portion thereof is settled for cash (in whole or in part), the Shares counted against the Shares available under the Plan with respect to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan in an amount corresponding to the reduction in the share reserve previously made in accordance with Section 3.1(a) above. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to any Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of such stock appreciation right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares forfeited by the Holder or repurchased by the Company under Section 7.4 at a price not greater than the price originally paid by the Holder so that such Shares are returned to the Company will again be available for Awards in an amount corresponding to the reduction in the share reserve previously made in accordance with Section 3.1(a) above. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 400,000 and the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the No Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan.

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4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b‑3 under the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5 Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such sub- plans and/or modifications shall increase the share limitation contained in Section 3.1, the Award Limit or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6 Non-Employee Director Awards. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards granted to a Non-Employee Director during any calendar year taken together with any cash fees paid during such calendar year to the Non-Employee Director in respect of the Non-Employee Director’s service as a member of the Board during such calendar year (including service as a member or chair of any committees of the Board) shall not exceed $500,000 (the “Director Limit”).

ARTICLE 5.

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

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5.2 Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other Person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4 Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 10.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Sections 10.7 and 12.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

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5.5 Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.

ARTICLE 6.

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2 Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledge electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2.

6.3 Notification Regarding Disposition. The Holder shall give the Company or its designee prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

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ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, upon a Change in Control, or the Holder’s death or disability, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement.

7.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon a Change in Control, or the Holder’s death or disability, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

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ARTICLE 8.

AWARD OF RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

8.2 Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

8.3 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

8.4 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify in the applicable Program or Award Agreement the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s continued service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

8.5 Maturity and Payment. At the time of grant, the Administrator shall specify in the applicable Program or Award Agreement the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 10.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

8.6 Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 9.

AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS

9.1 Other Stock or Cash Based Awards. The Administrator is authorized to (a) grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual and (b) determine the vesting or other restrictions applicable to such Other Stock or Cash Based Awards, including vesting based upon the Holder’s continued service to the Company or any Subsidiary or the attainment of any performance criteria (including personal or Company performance), as determined by the Administrator. Subject to the

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provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, including the Performance Criteria, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

9.2 Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including Shares issuable pursuant to the exercise, vesting or payment of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, allow a Holder to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Holder to have the Company or any Subsidiary withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other number as would not result in adverse financial accounting

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consequences for the Company or any of its Subsidiaries). The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Sections 10.3(b) and 10.3(c):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 10.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

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(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

10.4 Conditions to Issuance of Shares.

(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

10.5 Forfeiture and Clawback Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such clawback policy was in place at the time of grant of an Award, to the extent set forth in such clawback policy and/or in the applicable Award Agreement.

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10.6 Prohibition on Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) amend any outstanding Option or Stock Appreciation Right to reduce its price per Share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per Share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per Share that is less than the exercise price per Share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

10.7 Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 12.2 or 12.10).

10.8 Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 10.8 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any mutually agreed time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

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ARTICLE 11.

ADMINISTRATION

11.1 Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act the Committee shall take all action with respect to any Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 under the Exchange Act or any successor rule . Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or the Organizational Documents. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.7.

11.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5 or Section 12.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b‑3 under the Exchange Act or any successor rule or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

11.3 Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

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(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria or performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, subject to Section 11.5, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 11.5 and Section 12.2.

11.5 No Discretionary Acceleration of Vesting. Notwithstanding any provision of the Plan to the contrary, the Administrator shall not exercise discretion to provide for accelerated vesting, exercisability or distribution of any Award granted under the Plan except in the event of (i) the Participant’s death, disability, (ii) upon or following a Change in Control, or (iii) if the Participant is a non-employee director, the Participant’s Termination of Service for any reason after serving a minimum of at least one-half of the relevant term under any Award Agreement.

11.6 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons.

11.7 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers or other Employees of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer or other Employee of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) such individuals to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.7 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

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ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan.

(a) Except as otherwise provided in Section 12.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 10.5 and Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b) Notwithstanding Section 12.1(a), the Board may not, except as provided in Section 12.2, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan or the Award Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 10.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6.

(c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan, the applicable Program and the applicable Award Agreement.

12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(b) In the event of any transaction or event described in Section 12.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

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(i) To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii) To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v) To replace such Award with other rights or property selected by the Administrator; and/or

(vi) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 12.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit).

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation, in each case, as determined by the Administrator.

(e) In the event that the successor corporation in a Change in Control and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 12.2(d) hereof, each such non-assumed/substituted Award, except for any performance awards, shall become fully vested and, as applicable, exercisable and shall be deemed exercised, immediately prior to the consummation of such transaction, and all forfeiture restrictions on any or all such Awards shall lapse at such time. For the avoidance of doubt, the vesting of any performance awards not assumed in a Change in Control will not be automatically accelerated pursuant to this Section 12.2(e) and will instead vest pursuant to the terms and conditions of the applicable Award Agreement upon a Change in Control where

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the successor corporation and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 12.2(d) hereof. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 12.2(e) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor. Notwithstanding anything to the contrary, in the event that, within the twelve (12) month period immediately following a Change in Control, a Holder experiences a Termination of Service by the Company for other than “cause” or by a Holder for “good reason” (as such terms are defined in the sole discretion of the Administrator or as set forth in the Award Agreement relating to such Award), then the vesting and, if applicable, exercisability of that number of Shares equal to one hundred percent (100%) of the then-unvested Shares subject to the outstanding assumed Awards held by such Holder shall accelerate upon the date of such Termination of Service.

(f) For the purposes of this Section 12.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

(g) The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 under the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(i) The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders; and

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provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. If the Plan is not approved by the Company’s stockholders, (i) it will not become effective, (ii) no Awards shall be granted thereunder, and (iii) the Original Plan will continue in full force and effect in accordance with its terms. Upon the approval of the Plan by the Company’s stockholders, any awards outstanding under the Original Plan as of the date of such approval shall remain outstanding and, if applicable, exercisable pursuant to the terms of such individual grants.

12.4 No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9 Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other

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compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Participant’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s Termination of Service, or (ii) the date of the Participant’s death. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 12.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

12.11 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.12 Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.13 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.14 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of STAAR Surgical Company on April 6, 2023.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of STAAR Surgical Company on June 15, 2023.

Executed on this 15th day of June 2023.

/s/ Samuel J. Gesten

Corporate Secretary

Appendix 3 - 25

STAAR SURGICAL COMPANY 25510 COMMERCENTRE DRIVE LAKE FOREST, CA 92630 ATTN: CORPORATE SECRETARY SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STAA2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V91900-P51167 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STAAR SURGICAL COMPANY For Withhold For the following: All The Board of Directors recommends you vote FOR All All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors. Nominees: 01) Neal C. Bradsher 02) Arthur C. Butcher 03) Wei Jiang 04) Richard T. LeBuhn 05) Louis E. Silverman 06) Christopher M. Wang 07) Lilian Y. Zhou The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Approve an amendment to the Company's Amended and Restated Omnibus Equity Incentive Plan, as amended. 3. Ratify the appointment of the Company's independent registered public accounting firm for fiscal 2026. 4. Approve on a non-binding advisory basis the compensation of the Company's named executive officers ("say-on-pay"). For Against Abstain NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. V91901-P51167 STAAR SURGICAL COMPANY Annual Meeting of Shareholders June 18, 2026, at 8:30 AM PDT This proxy is solicited by the Board of Directors The undersigned hereby appoints Warren Foust and Deborah Andrews, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all of the shares of common stock of STAAR SURGICAL COMPANY held of record by the undersigned at the close of business on April 20, 2026, at the Annual Meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in accordance with the judgment of the proxy holders on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side